UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

AmerisourceBergen Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 24, 2014

Dear Stockholder:

        I am pleased to invite you to attend our 2014 Annual Meeting of Stockholders on Thursday, March 6, 2014 at 2:00 p.m., Eastern Time. The meeting will be held at The Ritz Carlton, 280 Vanderbilt Beach Road, Naples, Florida 34108.

        The Notice of the 2014 Annual Meeting of Stockholders and the Proxy Statement describe the items of business for the meeting. At the meeting we will also report on AmerisourceBergen's performance and operations during fiscal year 2013 and respond to stockholder questions.

        Your vote is very important. Whether or not you plan to attend the 2014 Annual Meeting of Stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

        Thank you for your support.

Sincerely,

RICHARD C. GOZON Chairman of the Board

Notice of 2014 Annual Meeting of Stockholders
TIME AND DATE:	2:00 p.m., Eastern Time, on Thursday, March 6, 2014
PLACE:	The Ritz Carlton 280 Vanderbilt Beach Road Naples, Florida 34108
ITEMS OF BUSINESS:	(1)
To elect the ten nominees named in the accompanying Proxy Statement (or, if necessary, any substitute nominees selected by the Board of Directors) as a director, each to serve until the 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;
	(2)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014;
	(3)	To conduct an advisory vote to approve the compensation of our named executive officers;
	(4)	To approve the AmerisourceBergen Corporation Omnibus Incentive Plan;
	(5)	To approve the amendment of our certificate of incorporation to provide for a stockholder right to call special meetings; and
	(6)	To transact any other business properly coming before the meeting.
WHO MAY VOTE:	Stockholders of record on January 6, 2014.
DATE OF AVAILABILITY:	This Notice and Proxy Statement, together with our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, are being made available to stockholders on or about January 24, 2014.

By order of the Board of Directors,

KATHY H. GADDES Vice President, Group General Counsel and Secretary

Important Notice Regarding Availability of Proxy Materials for AmerisourceBergen's Annual Meeting of
Stockholders to be Held on March 6, 2014.

The Proxy Statement and Annual Report on Form 10-K are available at www.amerisourcebergen.com.

January 24, 2014

AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, PA 19087

PROXY STATEMENT

Page
About the 2014 Annual Meeting of Stockholders and Voting at the Meeting	1
Election of Directors (Item 1 on the Proxy Card)	5
Additional Information about the Directors, the Board and the Board Committees	11
Codes of Ethics	15
Corporate Governance	16
Process for Identifying and Evaluating Director Nominees and for Submitting Recommendations	20
Audit Matters	21
Audit Committee Financial Expert	21
Report of the Audit and Corporate Responsibility Committee	21
Policy for Pre-Approval of Audit and Non-Audit Services	22
Independent Registered Public Accounting Firm's Fees	22
Ratification of Appointment of Ernst & Young LLP as AmerisourceBergen's Independent Registered Public Accounting Firm for Fiscal Year 2014 (Item 2 on the Proxy Card)	22
Compensation Committee Matters	23
Executive Compensation	24
Compensation Discussion and Analysis	24
Compensation Committee Report	36
Executive Compensation Tables	37
Employment Agreements	44
Potential Payments upon Termination of Employment or Change in Control	46
Certain Transactions	48
Advisory Vote to Approve the Compensation of our Named Executive Officers (Item 3 on the Proxy Card)	49
Approval of the AmerisourceBergen Corporation Omnibus Incentive Plan (Item 4 on the Proxy Card)	50
Approval of the Amendment to AmerisourceBergen's Amended and Restated Certificate of Incorporation to Provide for the Right of Stockholders to Call Special Meetings (Item 5 on the Proxy Card)	63
Beneficial Ownership of Common Stock	65
Equity Compensation Plan Information	66
Section 16(a) Beneficial Ownership Reporting Compliance	66
Availability of Form 10-K	66
Requirements for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders	66
Appendix A — Supplemental Information: GAAP to Non-GAAP Reconciliation	A
Appendix B — AmerisourceBergen Corporation Omnibus Incentive Plan	B
Appendix C — Certificate of Amendment of Amended and Restated Certificate of Incorporation	C
Appendix D — AmerisourceBergen Corporation Amended and Restated Bylaws	D

ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS AND VOTING AT THE MEETING

Why am I being furnished this Proxy Statement?

        The Board of Directors of AmerisourceBergen Corporation (the "Company," "AmerisourceBergen," "we" or "us") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the 2014 Annual Meeting of Stockholders to be held on March 6, 2014, and at any adjournments thereof. Our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 accompanies this Notice and Proxy Statement, but is not incorporated as a part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material.

What are the items of business for the meeting?

        The items of business for the meeting are as follows:

  •
  To elect the ten nominees named in the Proxy Statement (or, if necessary, any substitute nominees selected by the Board of Directors) as a director, each to serve until the 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

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  To ratify the appointment of Ernst & Young LLP as AmerisourceBergen's independent registered public accounting firm for fiscal year 2014;

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  To conduct an advisory vote to approve the compensation of our named executive officers;

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  To approve the AmerisourceBergen Corporation Omnibus Incentive Plan;

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  To approve the amendment of our certificate of incorporation to provide for a stockholder right to call special meetings; and

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  To transact any other business properly coming before the meeting.

Who is soliciting my proxy?

        The Board of Directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the meeting whether or not you attend the meeting in person.

What if I received a Notice of Internet Availability of Proxy Materials?

        We are providing access to our proxy materials over the Internet. Accordingly, on or about January 24, 2014, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet and vote online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. You may request a printed copy of our proxy materials for the 2014 Annual Meeting of Stockholders. If you wish to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote?

        You may vote if you owned shares of our common stock as of the close of business on January 6, 2014, which is the record date. You are entitled to one vote for each share of common stock that you own. As of January 6, 2014, we had              shares of common stock outstanding.

What shares can I vote?

        You may vote all shares owned by you as of the close of business on January 6, 2014, the record date. These shares include:

  •
  Shares held directly in your name as the stockholder of record.

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  Shares of which you are the beneficial owner but not the stockholder of record. These are shares that are held for you through a broker, trustee or other nominee such as a bank, including shares purchased through any 401(k) plan or our employee stock purchase plan.

How do I vote before the meeting?

        If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

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  By Internet — We encourage you to vote and submit your proxy over the Internet at
   www.envisionreports.com/ABC.

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  By telephone — You may vote and submit your proxy by calling 1-800-652-VOTE (8683).

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  By mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

        If you hold your shares through an account with a bank, broker or other nominee, you may vote by completing and signing the voting instruction form that the bank, broker or other nominee will provide to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice or other materials that the bank, broker or other nominee will provide to you.

May I vote at the meeting?

        You may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting.

        Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy over the Internet, by telephone or by mail.

How do I revoke my proxy?

        If you are the stockholder of record, you may revoke your proxy at any time before the polls close at the meeting. You may revoke your proxy by:

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  Changing your vote in the manner described below.

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  Notifying Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 in writing that you are revoking your proxy before it is voted at the meeting.

        If you hold your shares through an account with a bank or broker, your ability to revoke your proxy depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.

May I change my vote?

        You may change your vote at any time before the polls close at the meeting. You may change your vote by:

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  Signing another proxy card with a later date and returning it to us prior to the meeting.

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  Voting again over the Internet or by telephone prior to 2:00 p.m., Eastern Time, on March 6, 2014.

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  Voting at the meeting if you are the stockholder of record.

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  Voting at the meeting if you are the beneficial owner and have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

        Proxy cards that are signed and returned but do not contain instructions will be voted as follows:

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  For the election of the ten nominees for director named on page 5 of this Proxy Statement;

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  For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2014;

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  For the approval of the compensation of our named executive officers as described in this Proxy Statement;

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  For the approval of the AmerisourceBergen Corporation Omnibus Incentive Plan;

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  For the approval of the amendment to our certificate of incorporation to provide for a stockholder right to call special meetings; and

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  In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

        It means that you have multiple accounts with our transfer agent and/or banks or brokers. Please vote all of your shares.

        We recommend that you consolidate as many accounts as possible under the same name and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, Computershare, at 1-866-233-1957.

Will my shares be voted if I do not provide my proxy?

        If you are a registered stockholder and do not provide a proxy, you must attend the meeting in order to vote your shares.

        If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions to your bank or broker. Banks and brokers have the authority under the rules of the New York Stock Exchange, or NYSE, to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of the appointment of our independent registered public accounting firm (Item 2 on the Proxy Card) is considered a routine matter for which banks and brokers may vote without specific instructions from their customers.

May stockholders ask questions at the meeting?

        Yes. Representatives of AmerisourceBergen will answer stockholders' questions of general interest at the end of the meeting. In order to be eligible to ask questions at the meeting, you must be able to establish that you are a stockholder either as of January 6, 2014 or as of the date of the meeting.

How many votes must be present to hold the meeting?

        In order for us to conduct our meeting, a majority of the shares of our common stock outstanding as of January 6, 2014 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy over the Internet, by telephone or by mail. Shares voted by banks or brokers on behalf of beneficial owners also are counted as present at the meeting. In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting. Broker non-votes occur on a matter when a bank or broker is not permitted under applicable rules and regulations to vote on a matter without instruction from the beneficial owner of the underlying shares and no instruction has been given.

How many votes are needed for each proposal and how are the votes counted?

        The affirmative vote of a majority of the votes cast will be required for the election of each director (Item 1 on the Proxy Card).

        A majority of the votes cast means that the votes cast "for" a director exceed the number of votes cast "against" that director. Abstentions and broker non-votes are disregarded when determining if a majority of the votes have been cast in favor of a director.

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote will be required for:

  •
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year (Item 2 on the Proxy Card);

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  The approval, on an advisory basis, of the compensation of our named executive officers as described in this Proxy Statement (Item 3 on the Proxy Card);

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  The approval of the AmerisourceBergen Corporation Omnibus Incentive Plan (Item 4 on the Proxy Card); and

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  Any other proposal that might properly come before the meeting.

        The affirmative vote of the holders of a majority of the shares of our common stock outstanding will be required to approve the proposed amendment to our certificate of incorporation (Item 5 on the Proxy Card).

        Abstentions will be counted toward the tabulation of votes cast on Items 2, 3, 4, and 5, and will have the effect of negative votes. Under NYSE rules, Item 2 is considered a routine matter on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Items 1, 3, 4, and 5 are not considered routine matters under NYSE rules, and brokers will not be permitted to vote on Items 1, 3, 4, or 5 if the beneficial owners fail to provide voting instructions. Broker non-votes will not be counted toward the tabulation of votes cast on Items 3 and 4. Broker non-votes will have the effect of negative votes on Item 5.

How will proxies be voted on other items or matters that properly come before the meeting?

        If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is AmerisourceBergen aware of any other item of business that will be presented at the meeting?

        We are not aware of any other business to be presented at the 2014 Annual Meeting of Stockholders. However, if any other matter should properly come before the 2014 Annual Meeting of Stockholders, the enclosed proxy confers discretionary authority with respect to such matter.

Will there be any further solicitation of proxies for the meeting?

        Our directors, officers and employees may solicit proxies by telephone or in person. In addition, we have hired Morrow & Co., LLC to assist us in soliciting proxies, if necessary. Morrow may solicit proxies by telephone or in person. We will pay Morrow a fee of $11,500, plus expenses, for providing such services. All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by AmerisourceBergen.

Will AmerisourceBergen reimburse any expenses of banks, brokers, nominees and fiduciaries?

        We will reimburse the expenses of banks, brokers, nominees and fiduciaries that send notices, proxies and proxy materials to our stockholders.

Will the directors be in attendance at the meeting?

        We currently expect all of our directors to be in attendance at the 2014 Annual Meeting of Stockholders. It has been customary for our directors to attend our annual meetings. All of our directors attended the 2013 Annual Meeting of Stockholders.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

How often are directors elected?

        Any nominee who is elected to serve as a director at our 2014 Annual Meeting of Stockholders and in the future will be elected to serve a term of one year. Similarly, any director who is appointed to fill a vacancy on the Board will serve until the next annual meeting of stockholders after his or her appointment and until his or her successor is elected and qualified.

What is the size of the Board of Directors?

        The size of the Board of Directors is ten.

Who are this year's nominees?

        Steven H. Collis, Douglas R. Conant, Richard W. Gochnauer, Richard C. Gozon, Lon R. Greenberg, Edward E. Hagenlocker, Jane E. Henney, M.D., Kathleen W. Hyle, Michael J. Long, and Henry W. McGee.

Which of this year's nominees are independent?

        Mr. Conant, Mr. Gochnauer, Mr. Gozon, Mr. Greenberg, Mr. Hagenlocker, Dr. Henney, Ms. Hyle, Mr. Long and Mr. McGee are independent (as independence is defined in Section 303A of the NYSE Listed Company Manual and in our corporate governance principles).

What is the term of office for which this year's nominees are to be elected?

        The nominees are to be elected for a term of one year and are expected to hold office until the 2015 Annual Meeting of Stockholders and until their successors are elected and qualified.

What if a nominee is unwilling or unable to serve?

        Each nominee for director has consented to his or her nomination and, so far as the Board of Directors and management are aware, intends to serve a full term as a director if elected. However, if any of the nominees should become unavailable or unable to stand for election prior to the election, the shares represented by proxies may be voted for the election of substitute nominees selected by the Board of Directors.

Biographical information about our nominees:

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Steven H. Collis	52

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President and Chief Executive Officer of AmerisourceBergen Corporation since July 2011

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President and Chief Operating Officer of AmerisourceBergen Corporation from November 2010 to July 2011

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Executive Vice President and President of AmerisourceBergen Drug Corporation from September 2009 to November 2010

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Executive Vice President and President of AmerisourceBergen Specialty Group from September 2007 to September 2009

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Senior Vice President of AmerisourceBergen Corporation and President of AmerisourceBergen Specialty Group from August 2001 to September 2007

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Mr. Collis has held a variety of other positions with AmerisourceBergen Corporation and its predecessors since 1994

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Current director of Thoratec Corporation

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Director of AmerisourceBergen since May 2011

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Member of our Executive Committee

Key Attributes, Experience and Skills:

As the Chief Executive Officer of AmerisourceBergen, Mr. Collis brings to the Board extensive business and operating experience in the wholesale pharmaceutical distribution industry, knowledge of AmerisourceBergen and its history and significant executive leadership experience at AmerisourceBergen. Mr. Collis has extensive knowledge of the healthcare distribution and services market and the competitive nature of the pharmaceutical distribution business. Mr. Collis has demonstrated strategic vision, strong creativity and entrepreneurial and leadership skills throughout his tenure at AmerisourceBergen.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Douglas R. Conant	62

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Founder and Chief Executive Officer of ConantLeadership, a firm dedicated to improving the quality of leadership in the 21st century

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President and Chief Executive Officer and a member of the Board of Directors of Campbell Soup Company from January 2001 to July 2011

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Served from 1992 to 2000 at Nabisco Foods Company in a series of senior leadership positions, including President of Nabisco Foods Company from 1995 to 2000

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Current Chairman of the Board of Directors of Avon Products, Inc.

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Director of AmerisourceBergen since January 2013

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Member of our Compensation and Succession Planning Committee and our Finance Committee

Key Attributes, Experience and Skills:

As a result of his executive roles at Campbell Soup Company and Nabisco Foods Company, Mr. Conant has acquired extensive corporate leadership skills and management experience. His expertise in marketing, branding and strategic innovation provides a unique and valuable perspective for our Board. Mr. Conant also provides insight and guidance on matters of executive and talent development. In addition, he has an in-depth knowledge of international markets and global distribution operations. As a result of his service on the boards of other public companies, Mr. Conant also brings significant corporate governance experience to our Board.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Richard W. Gochnauer	64

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Chief Executive Officer of United Stationers Inc. from December 2002 until his retirement in May 2011

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Chief Operating Officer of United Stationers Inc. from July 2002 to December 2002

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Vice Chairman and President, International, and President and Chief Operating Officer of Golden State Foods Corporation from 1994 to 2002

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Current director of UGI Corporation, Golden State Foods Corporation and Rush University Medical Center

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Previously served as a director of Fieldstone Communities, Inc. from 2000 to 2008 and United Stationers Inc. from July 2002 to May 2011

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Director of AmerisourceBergen since September 2008

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Member of our Finance Committee and our Governance and Nominating Committee

Key Attributes, Experience and Skills:

Through his management of several distribution businesses, Mr. Gochnauer gained valuable perspective on measures to drive operating growth and compete effectively in the distribution business. He offers strategic direction and insight into global competition and international markets. Through his service on other boards of directors, he also brings extensive corporate governance, executive compensation, mergers and acquisitions, strategic planning and technology experience to our Board.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Richard C. Gozon	75

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Interim President of Thomas Jefferson University from July 2012 to September 2013

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Executive Vice President of Weyerhaeuser Company and Chairman of North Pacific Paper Company from June 1994 until 2002

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Prior to that, Mr. Gozon served in various leadership positions of Alco Standard Corporation and Paper Corporation of America

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Current director of Triumph Group,  Inc.

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Serves as Chairman of the Board of Trustees of Thomas Jefferson University

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Previously served as a director of Alco Standard Corporation and AmeriSource Health Corporation from 1994 to August 2001, AmeriGas Partners, L.P. from February 1998 to January 2011, and UGI Corporation from 1989 to January 2011

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Chairman of the Board of Directors of AmerisourceBergen since February 2006 and director of AmerisourceBergen since August 2001

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Chair of our Executive Committee

Key Attributes, Experience and Skills:

Mr. Gozon's longstanding service on our Board provides him with extensive knowledge of AmerisourceBergen's business and industry. Through his service as a senior executive of other public companies, Mr. Gozon brings valuable operations, productivity, supply chain, marketing, international business, mergers and acquisitions and financial experience to our Board. Mr. Gozon contributes substantially to the oversight of all aspects of our operations, including service as our Chairman of the Board. We also benefit from Mr. Gozon's insights and governance acumen drawn from his long experience as a director of several other public companies.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Lon R. Greenberg	63

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Chairman of UGI Corporation's Board of Directors since 1996

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Chief Executive Officer of UGI Corporation from 1995 until his retirement in April 2013

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Mr. Greenberg served in various leadership positions throughout his tenure with UGI Corporation

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Current director of UGI Utilities, Inc., AmeriGas Propane, Aqua America,  Inc. and Ameriprise Financial, Inc.

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Chairman of the Board of Directors of the United Way of Greater Philadelphia and Southern New Jersey

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Chairman of the Board of Directors of Temple University Health System

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Member of the Board of Trustees of Temple University and the Board of Directors of Fox Chase Cancer Center

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Director of AmerisourceBergen since May 2013

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Member of our Audit and Corporate Responsibility Committee and our Finance Committee

Key Attributes, Experience and Skills:

Mr. Greenberg's service as CEO of UGI Corporation provides valuable business and executive management experience to our Board, including expertise leading a large organization with global operations and important perspectives on issues facing public companies generally. Mr. Greenberg has critical insight into the roles of law, finance and strategic transactions in our business, which enables him to provide guidance on strategic direction, international markets, and future growth opportunities. In addition, we benefit from Mr. Greenberg's significant leadership skills and experience providing oversight of executive management. Mr. Greenberg's service as a director of healthcare organizations also enables him to bring to the Board experience and knowledge of the healthcare industry from different perspectives.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Edward E. Hagenlocker	74

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Vice Chairman of Ford Motor Company from 1996 until his retirement in 1999

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Chairman of Visteon Automotive Systems from 1997 until his retirement in 1999

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Prior to that, Mr. Hagenlocker served in leadership positions at various divisions of Ford Motor Company from 1986 to 1996

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Current director of Ingersoll-Rand plc

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Previously served as a director of Air Products and Chemicals,  Inc., AmeriSource Health Corporation, Trane, Inc. (formerly American Standard) and Alcatel-Lucent

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Director of AmerisourceBergen since August 2001

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Chair of our Finance Committee and a member of our Compensation and Succession Planning Committee, our Executive Committee and our Governance and Nominating Committee

Key Attributes, Experience and Skills:

During his distinguished career at Ford Motor Company, Mr. Hagenlocker gained extensive experience in operations, manufacturing, productivity, supply chain, marketing, international business, public relations and talent management. We benefit from his leadership and his thorough understanding of our business operations gained from his long tenure on our Board. Through both position and education, he has a wealth of technology and financial experience. Through his service on other boards, Mr. Hagenlocker also brings extensive corporate governance and mergers and acquisitions experience to our Board.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Jane E. Henney, M.D.	66

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Professor of Medicine, College of Medicine at the University of Cincinnati from January 2008 until December 2012

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Senior Vice President and Provost for Health Affairs at the University of Cincinnati from July 2003 to January 2008

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Prior to that, Dr. Henney held various positions in academia and government, including Commissioner of Food and Drugs at the United States Food and Drug Administration from 1998 to 2001 and Vice President for Health Sciences at the University of New Mexico from 1994 to 1998

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Current director of CIGNA Corporation and Cubist Pharmaceuticals,  Inc.

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Previously served as a director of AstraZeneca PLC from September 2001 until April 2011

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National Association of Corporate Directors (NACD) Board Leadership Fellow

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Director of AmerisourceBergen since January 2002

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Chair of our Governance and Nominating Committee and a member of our Compensation and Succession Planning Committee and our Executive Committee

Key Attributes, Experience and Skills:

Dr. Henney is a medical oncologist. Her medical knowledge and healthcare policy and regulatory expertise provide industry-specific perspective on the Board. Through both position and education, she has a wealth of public policy, leadership, management and financial experience. She also has an extensive understanding of the role of our Board of Directors and corporate governance matters through her service on other company boards, including service on the boards of companies within the healthcare and pharmaceutical industries.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Kathleen W. Hyle	55

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Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until March 2012

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Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC from June 2007 to November 2008

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Prior to joining Constellation Energy in 2003, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., Vice President and Treasurer of Auto-Nation, Inc., and Vice President and Treasurer of Black and Decker Corporation

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Current director of Bunge Limited and The ADT Corporation

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Serves on the Board of Trustees of Center Stage in Baltimore, MD, and on the Board of Sponsors for the Loyola University Maryland Sellinger School of Business and Management

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Director of AmerisourceBergen since May 2010

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Chair of our Audit and Corporate Responsibility Committee and a member of our Executive Committee and our Finance Committee

Key Attributes, Experience and Skills:

Ms. Hyle brings to our Board extensive financial experience gained through her career with Constellation Energy and other public companies. This experience also enables Ms. Hyle to provide critical insight into, among other things, our financial statements, accounting principles and practices, internal control over financial reporting and risk management processes. In addition, Ms. Hyle brings extensive management, operations, mergers and acquisitions, technology, marketing, retail and regulatory experience to our Board.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Michael J. Long	55

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Chairman of the Board, President and Chief Executive Officer of Arrow Electronics, Inc.

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Appointed Chairman of the Board of Arrow Electronics, Inc. in January 2010 and Chief Executive Officer of Arrow Electronics, Inc. in May 2009

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President and Chief Operating Officer of Arrow Electronics, Inc. from February 2008 until May 2009, Senior Vice President from January 2006 to February 2008

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Serves on the Board of Trustees of the Denver Zoo

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Director of AmerisourceBergen since May 2006

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Chair of our Compensation and Succession Planning Committee and a member of our Audit and Corporate Responsibility Committee and our Executive Committee

Key Attributes, Experience and Skills:

Through his current and prior leadership positions at Arrow Electronics, Inc., Mr. Long brings to the Board relevant experience in the areas of finance, operations, management, leadership, strategic planning, executive compensation and global competition. As a result of his numerous years in the distribution industry, Mr. Long understands the competitive nature of the industry, provides critical insight into international markets, and has an in-depth knowledge of business and strategic opportunities for wholesale distribution.

Name	Age	Position, Principal Occupation, Business Experience and Directorships
Henry W. McGee	61

•

Senior Lecturer at Harvard Business School since July 2013

•

President of HBO Home Entertainment from 1995 until his retirement in March 2013

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Senior Vice President, Programming, HBO Video, from 1988 to 1995 and prior to that, Mr. McGee served in leadership positions in various divisions of HBO

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Former President of the Alvin Ailey Dance Theater Foundation and the Film Society of Lincoln Center. Served on the boards of the Sundance Institute, the Public Theater, Save the Children and the Time Warner Foundation

•

Director of AmerisourceBergen since November 2004

•

Member of our Audit and Corporate Responsibility Committee and our Governance and Nominating Committee

Key Attributes, Experience and Skills:

As a result of his tenure as President of HBO Home Entertainment, Mr. McGee has significant operational, marketing and wholesale distribution expertise. In addition, he brings valuable business, leadership and management experience to our Board. Mr. McGee has a deep understanding of the use of technology and all aspects of wholesale distribution and international markets. In addition, he offers innovative ideas, critical insight into strategic decision-making, governance and exposure to diverse, global points of view.

How does the Board of Directors recommend that I vote?

        We recommend that you vote For the election of each of the ten nominees named in this Proxy Statement to the Board of Directors.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS, THE BOARD AND THE BOARD COMMITTEES

Are there any family relationships among AmerisourceBergen's directors and executive officers?

        No.

What are the committees of the Board of Directors?

        The Board of Directors has five standing committees: the Audit and Corporate Responsibility Committee, the Compensation and Succession Planning Committee, the Executive Committee, the Finance Committee and the Governance and Nominating Committee.

        Identified below are the members of the current Board committees along with the duties and responsibilities of each committee:

Name	Executive	Audit and Corporate Responsibility	Compensation and Succession Planning	Finance	Governance and Nominating
Steven H. Collis	X
Douglas R. Conant			X	X
Richard W. Gochnauer				X	X
Richard C. Gozon	X*
Lon R. Greenberg		X		X
Edward E. Hagenlocker	X		X	X*	X
Jane E. Henney, M.D.	X		X		X*
Kathleen W. Hyle	X	X*		X
Michael J. Long	X	X	X*
Henry W. McGee		X			X

*
Chairperson

Duties and Responsibilities of the Board Committees

Audit and Corporate Responsibility Committee

  •
  Appoints, and has authority to terminate, the company's independent registered public accounting firm.

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  Pre-approves all audit and permitted non-audit services provided by the company's independent registered public accounting firm, including the scope of the audit and audit procedures.

  •
  Reviews and discusses the independence of the company's independent registered public accounting firm.

  •
  Reviews and discusses with management and the company's independent registered public accounting firm the company's audited financial statements and interim quarterly financial statements as well as management's discussion and analysis of the statements as set forth in Forms 10-K and 10-Q filed with the SEC.

  •
  Prepares the audit committee report as required by SEC rules.

  •
  Discusses with management and/or the company's independent registered public accounting firm significant financial reporting issues and accounting issues and the adequacy of our internal control over financial reporting.

  •
  Inquires of management, the internal auditor and the company's independent registered public accounting firm about significant risks or exposures (whether financial, operational or otherwise) and assesses the steps management has taken to control such risks or exposures, including policies implemented for such purposes.

  •
  Reviews internal audit function, internal audit plans, internal audit reports and management's response to such reports.

  •
  Reviews the appointment, performance and replacement of our chief audit executive.

  •
  Oversees the development and implementation by management of an enterprise risk management program.

  •
  Reviews and approves all related persons transactions in accordance with our Related Persons Transactions Policy.

  •
  Oversees compliance with our Code of Ethics and Business Conduct.

Compensation and Succession Planning Committee

  •
  Reviews and approves AmerisourceBergen's executive compensation strategy and the individual elements of total compensation for the President and Chief Executive Officer and other members of executive and senior management.

  •
  Evaluates performance of management annually.

  •
  Ensures that our executive compensation strategy supports stockholder interests.

  •
  Reviews and discusses with management the Compensation Discussion and Analysis and other disclosures about executive compensation that are required to be included in our Proxy Statement and Annual Report on Form 10-K.

  •
  Prepares a compensation committee report as required by SEC rules.

  •
  Administers and makes awards under our incentive compensation plans, including equity incentive plans.

  •
  Has sole authority for retaining and terminating any consulting firm used to assist the Committee in its evaluation of the compensation of the Chief Executive Officer or any other executive officer and for evaluating the independence of such consulting firm.

  •
  Monitors the activities of our internal Benefits Committee, including the Benefits Committee's oversight of the administration and investment performance of our pension and retirement plans.

  •
  Oversees the administration of our health and welfare benefit plans.

  •
  Reviews with management and makes recommendations relating to succession planning and management development.

Executive Committee

  •
  Exercises the authority of the Board of Directors between regularly scheduled meetings of the Board on matters that cannot be delayed, except as limited by Delaware law and our bylaws.

Finance Committee

  •
  Provides oversight of our capital structure and other issues of financial significance to the company.

  •
  Reviews the asset and liability structure of the company and considers its funding and capital needs.

  •
  Reviews proposed financing plans, credit facilities and other financing transactions.

  •
  Reviews our dividend policy.

  •
  Reviews any proposed issuance or sale of our stock, stock repurchases or redemptions and stock splits.

  •
  Reviews financial strategies developed by management to meet changing economic and market conditions.

  •
  Reviews proposed major capital expenditures or commitments.

  •
  Reviews proposed material acquisitions, divestitures, joint ventures and other transactions involving the company.

Governance and Nominating Committee

  •
  Recommends selection and qualification criteria for directors and committee members.

  •
  Identifies and recommends qualified candidates to serve as directors of the company.

  •
  Considers nominees for director recommended by stockholders.

  •
  Reviews and makes recommendations relating to succession planning for Board and Board committee leadership positions and prepares for Board vacancies.

  •
  Oversees orientation of directors and continuing education of directors in areas related to the work of the Board and the directors' committee assignments.

  •
  Makes recommendations regarding the size and composition of the Board and the composition and responsibilities of Board committees.

  •
  Oversees the evaluation of the Board and the Board committees.

  •
  Reviews and makes recommendations to the Board regarding director compensation.

  •
  Has sole authority for retaining and terminating any consulting firm used to assist in the evaluation of the compensation of directors and for evaluating the independence of such consulting firm.

  •
  Reviews and makes recommendations to the Board about the company's corporate governance.

How often did the Board and the committees meet in fiscal year 2013?

        During fiscal year 2013, the Board of Directors met seven times; the Audit and Corporate Responsibility Committee met twelve times; the Compensation and Succession Planning Committee met four times; the Finance Committee met six times; and the Governance and Nominating Committee met five times. The Executive Committee did not meet.

Did each director attend at least 75% of the meetings of the Board of Directors and of the committees on which he or she served?

        Yes.

Do the non-management directors meet regularly?

        The non-management directors meet at or near the end of each regularly scheduled meeting of the Board of Directors. The Chairman of the Board of Directors presides at such meetings. If the Chairman is not present, the committee chairs preside on a rotating basis.

How do interested parties make their concerns known to the non-management directors?

        Interested parties who wish to make any concerns known to the non-management directors may submit communications at any time in writing to: Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087. AmerisourceBergen's Secretary will determine, in her good faith judgment, which communications will be relayed to the non-management directors.

How are directors compensated?

        The following table summarizes the total compensation earned by directors who were not employees of AmerisourceBergen during fiscal year 2013. Directors who are employees of AmerisourceBergen receive no compensation for their service as directors or as members of Board committees.

Non-Employee Director Compensation at 2013 Fiscal Year End
Name	Retainer/Fees Earned or Paid in Cash (4)	Stock Awards (5)	Option Awards (6)	All Other Compensation (7)	Total
Douglas R. Conant (1)	$75,000	$125,000	—	—	$200,000
Charles H. Cotros (2)	$47,917	—	—	$1,058	$48,975
Richard W. Gochnauer	$100,000	$125,000	—	$3,938	$228,938
Richard C. Gozon	$150,000	$175,000	—	—	$325,000
Lon R. Greenberg (3)	$37,637	—	—	—	$37,637
Edward E. Hagenlocker	$110,000	$125,000	—	—	$235,000
Jane E. Henney, M.D	$110,000	$125,000	—	$12,289	$247,289
Kathleen W. Hyle	$120,000	$125,000	—	$4,668	$249,668
Michael J. Long	$108,750	$125,000	—	$3,938	$237,688
Henry W. McGee	$100,000	$125,000	—	$11,912	$236,912

(1)
Douglas R. Conant was appointed a director effective as of January 1, 2013.

(2)
Charles H. Cotros retired from the Board on February 28, 2013.

(3)
Lon R. Greenberg was appointed a director effective as of May 16, 2013.

(4)
These amounts represent annual retainers earned by our directors for Board service in fiscal year 2013, including amounts earned for service as Committee Chairs and amounts deferred into our deferred compensation plan. Annual retainers are paid in cash unless a director elects to receive shares of our common stock in lieu of some or all of his or her annual retainer. Any such amounts will be issued in fully vested shares of our common stock in quarterly installments generally on the first trading day of February, May, August, and November of each year. In fiscal year 2013, Ms. Hyle and Mr. Long received the following number of shares of common stock in lieu of the retainer: Ms. Hyle — 367 shares and Mr. Long — 2,198 shares.

(5)
These amounts represent annual equity awards earned by directors for Board service in fiscal year 2013. At the director's election, the annual equity award is issued in the form of restricted stock or restricted stock units that vest three years after the grant date. The 2013 annual equity award had a grant date value of $125,000 (or, for the Chairman of the Board, $175,000) on February 28, 2013. As of September 30, 2013, each of the non-employee directors held the following shares of outstanding restricted stock and restricted stock units: Mr. Conant — 2,648; Mr. Cotros (retired) — 5,132; Mr. Gochnauer — 8,352; Mr. Gozon — 8,400; Mr. Greenberg — 0; Mr. Hagenlocker — 5,999; Dr. Henney — 8,352; Ms. Hyle — 8,352; Mr. Long — 8,352; and Mr. McGee — 8,352.

The amounts reported represent the grant date fair value for equity awards shown in accordance with Accounting Standards Codification 718, disregarding the estimate of forfeitures related to service-based vesting conditions. There were no forfeitures by the directors in fiscal year 2013. See Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for assumptions used to estimate the fair values of restricted stock and restricted stock unit awards granted during fiscal year 2013.

(6)
No stock options were granted to directors in fiscal year 2013. As of September 30, 2013, the non-employee directors held outstanding stock options as follows: Mr. Conant — 0; Mr. Cotros (retired) — 3,528; Mr. Gochnauer — 52,541; Mr. Gozon — 134,317; Mr. Greenberg — 0; Mr. Hagenlocker — 38,177; Dr. Henney — 3,528; Ms. Hyle — 19,932; Mr. Long — 15,170; and Mr. McGee — 82,732.

(7)
These amounts represent the dividends accrued and paid on restricted stock and restricted stock units that vested in fiscal 2013.

        Director Fees.    Our director compensation program provides for an annual cash retainer plus an annual equity award of restricted stock or restricted stock units. Consistent with our overall compensation philosophy, the compensation program for non-employee directors provides total direct compensation (cash retainer and equity award) in the 50th percentile of our peer group. (See page 27 for a description of our peer group.)

        Annual Retainers.    The Chairman of the Board is entitled to receive an annual retainer of $150,000, and each other non-employee director is entitled to receive an annual retainer of $100,000. The Chair of each of the standing committees (other than the Chair of the Executive Committee) is entitled to receive an additional annual retainer as follows: Chair of the Audit and Corporate Responsibility Committee — $20,000; Chair of the Compensation and Succession Planning Committee — $15,000; Chair of the Finance Committee — $10,000; and Chair of the Governance and Nominating Committee — $10,000. As explained below, a director may elect to have the annual retainer paid in cash, common stock or restricted stock units or credited to a deferred compensation account. Payment of annual retainers in cash will be made in equal quarterly installments in advance.

        Annual Equity Awards.    On February 28, 2013, each of the non-employee directors (other than Mr. Greenberg, who joined the Board in May 2013) received an annual grant of restricted stock or restricted stock units covering shares having a grant date fair market value of $125,000, except the Chairman of the Board who received restricted stock units covering shares having a grant date fair market value of $175,000. The vesting period for these awards is three years from the date of grant, subject to continued service on the Board or following retirement by a director aged 62 with five years of continuous service on the Board. These grants were made under the AmerisourceBergen Corporation Equity Incentive Plan, or Equity Incentive Plan. A director may defer settlement of shares payable with respect to restricted stock units as described below.

        Deferral and Other Arrangements.    Directors have the option to elect to defer all or any part of the annual retainer and to credit the deferred amount to an account under the AmerisourceBergen Corporation Deferred Compensation Plan. Payment of deferred amounts will be made or begin on the first day of the month after the non-employee director ceases to serve as a director. A director may elect to receive the deferred benefit (i) over annual periods ranging from three to fifteen years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the deferred compensation plan. Directors also have the option to elect to forego 50% or more of their annual cash retainers and receive either fully vested shares of our common stock or fully vested restricted stock units covering shares having a fair market value on the quarterly grant date equal to the amount of the foregone compensation. In addition, directors may defer settlement of any shares payable with respect to any restricted stock units (and any dividend equivalents) received either in lieu of the annual retainer or as the annual equity award to a later date. We also provide our directors with a prescription drug benefit and reimburse them for the cost of education programs, transportation, food and lodging in connection with their service as directors.

        Stock Ownership Guidelines.    We require our non-employee directors to own shares of our common stock to align their interests with those of the stockholders and to provide an incentive to foster our long-term success. From and after the fifth year following their Board election, non-employee directors must own stock equal in value to at least five times the annual retainer. We may take unusual market conditions into consideration when assessing compliance.

CODES OF ETHICS

Has AmerisourceBergen adopted a code of ethics and business conduct that applies to directors, officers and employees?

        The Board of Directors adopted our Code of Ethics and Business Conduct in May 2004. We review and revise the Code of Ethics and Business Conduct from time to time, most recently in January 2013. It applies to directors and employees, including officers, and is intended to comply with the requirements of Section 303A.10 of the NYSE Listed Company Manual.

        Any waivers of the application of the Code of Ethics and Business Conduct to directors or executive officers must be approved by either the Board of Directors or the Audit and Corporate Responsibility Committee. We will disclose any such waiver or amendment of the Code of Ethics and Business Conduct promptly on our website.

Has AmerisourceBergen adopted a code of ethics for the principal executive officer and principal financial and accounting officers of AmerisourceBergen as required by SEC regulations?

        We have adopted our Code of Ethics for Designated Senior Officers in accordance with Item 406 of the SEC's Regulation S-K. It applies to our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and Vice President and Corporate Controller. Any waiver or amendment of the Code of Ethics for Designated Senior Officers will be disclosed promptly on our website.

Where can stockholders obtain copies of the codes of ethics?

        We have posted both the Code of Ethics and Business Conduct and the Code of Ethics for Designated Senior Officers under the Investor Relations section of our Internet website at www.amerisourcebergen.com. A copy of the Code of Ethics for Designated Senior Officers has also been filed with the SEC as an exhibit to our annual reports filed under the Securities Exchange Act of 1934, as amended.

 CORPORATE GOVERNANCE

What is our leadership structure?

        Our executive officers, managers and employees conduct our business under the direction of our President and Chief Executive Officer and with the independent oversight of our Board. To enhance its oversight function, our Board is composed of directors who are not employed by us, with the exception of Mr. Collis. A non-employee director serves as Chairman of the Board. At each regularly scheduled Board meeting, our non-employee directors meet in executive session without management present. Our Board provides guidance and critical review of our strategic initiatives, business plan and risk management processes. Our Board also ensures that we have an effective management team in place to run the company and serves to protect and advance the long-term interests of our stockholders. The role of our senior executives is to develop and implement a strategic business plan for AmerisourceBergen and to grow our business.

Why have we chosen to have an independent director serve as the Chairman of the Board?

        We believe that having a non-executive Chairman of the Board emphasizes the importance of the Board's objectivity and independence from management and best promotes the effective functioning of the Board's oversight role. Our Chairman's responsibility is to ensure that our Board functions properly and to work with our President and Chief Executive Officer to set its agenda. We expect our Chairman to facilitate communications among our directors and between the Board and senior management. While our Chairman provides independent leadership, he also works closely with our President and Chief Executive Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management's performance.

        Our Board has determined that Mr. Gozon, who has served as Chairman of the Board since 2006, should continue to serve in that capacity for up to two more years, subject to his annual nomination to serve as director and Chairman of the Board by the Governance and Nominating Committee and his election as a director by majority vote of our stockholders. In connection with this determination, the Board approved a waiver of the provision of our corporate governance principles that states that a director will resign at the annual meeting of stockholders following his or her 75th birthday. The Board approved this waiver upon the recommendation of our Governance and Nominating Committee following careful consideration by that committee of succession planning for the Chairman of the Board. Mr. Gozon abstained from the decision. In undertaking its review, the Governance and Nominating Committee was guided by the principles that effective governance is essential to the creation of stockholder value and the outcome of its succession planning deliberations should result in the most suitable governance approach for AmerisourceBergen at this time.

        Our Board believes that Mr. Gozon's continued service as Chairman is in the best interests of AmerisourceBergen and its stockholders for a number of reasons. Mr. Gozon has been an extraordinarily effective Chairman of the Board. Looking ahead, we believe that Mr. Gozon's ongoing service will continue to provide robust and stable governance for AmerisourceBergen as it competes in a rapidly evolving healthcare services marketplace. Mr. Gozon possesses significant knowledge and experience in our industry, and a deep understanding of AmerisourceBergen's strategic objectives, all of which will continue to benefit AmerisourceBergen during the years ahead. It will also provide continuity in independent leadership as we integrate new directors onto our Board, some of whom have joined in recent years and others who will join in the future. This includes the possibility of directors that may be designated in the future by Walgreen Co. to serve on our Board in accordance with our shareholder agreement with Walgreens and Alliance Boots GmbH. Mr. Gozon's leadership will be especially critical during a period in which we continue to implement and advance our strategic relationship and commercial arrangements with Walgreens and Alliance Boots. Finally, extending Mr. Gozon's term as Chairman also promotes effective succession planning by providing a transition period during which he may mentor the next Chairman elect designated by our Board. For all of these reasons, our Board believes that permitting Mr. Gozon to continue to serve AmerisourceBergen as Chairman reflects a good governance practice for our company.

What are the standing Committees of the Board?

        There are five standing committees of the Board: the Audit and Corporate Responsibility Committee, the Compensation and Succession Planning Committee, the Executive Committee, the Finance Committee and the Governance and Nominating Committee. The Board committees, with the exception of the Executive Committee, are composed entirely of independent directors. Our Executive Committee, which is composed of our Chairman of the

Board, Chief Executive Officer, and the Chairs of the other standing committees, has the authority to act between regularly scheduled meetings of the Board, subject to applicable law. In 2013, we reviewed our Committee structure and determined that the Chairman of the Board should serve as the Chair of the Executive Committee. Our Executive Committee did not meet in 2013. The Board believes that changing committee assignments from time to time strengthens our corporate governance practices and enhances each committee's objective review of management.

Why is the composition of our Board appropriate for AmerisourceBergen?

        We are a global pharmaceutical sourcing and distribution services company. Our Board is called upon to address matters of considerable complexity. These issues range from evaluating long-range strategic initiatives to responding to changing market conditions and/or government regulations. To enhance the Board's decision-making process, we seek individuals with diverse backgrounds, skills and expertise to serve on our Board. Our Board is composed of directors with a mix of industry, operational, healthcare, government, business development, marketing and global expertise. We have directors who are current or former executive officers of public companies or wholesale distribution companies. Many of our directors serve or have served on the board of directors of other public companies. We have directors with significant public policy experience and knowledge of the healthcare and pharmaceutical industries. We believe that this mix encourages fresh perspectives, enriches the Board's deliberations and avoids the dominance of a particular individual or group over the Board's decisions.

        Given the diverse backgrounds of our directors, we provide our directors with comprehensive orientation and continuing education, which is overseen by the Governance and Nominating Committee. Director orientation familiarizes the directors with our business and strategic plans, significant financial, accounting and risk management issues, compliance programs and other controls, policies, principal officers and internal auditors, and our independent registered public accounting firm. The orientation also addresses Board procedures, our corporate governance principles and our Board committee charters. We offer continuing education programs and provide opportunities to attend commercial director education seminars to assist our directors in maintaining their expertise in areas related to the work of the Board and the directors' committee assignments. We provide our directors with full membership to the National Association of Corporate Directors to provide a forum for them to maintain their insight into leading governance practices and exchange ideas with peers. For example, some of our directors have completed executive education programs for directors as part of their continuing education. In addition, one of our directors, Jane E. Henney, M.D., was named a member of the "NACD Directorship 100" in 2011 and 2012, an annual honor sponsored by the National Association of Corporate Directors to recognize influential directors and others who impact corporate governance.

Has AmerisourceBergen adopted corporate governance principles for the Board of Directors?

        Our Board has adopted our corporate governance principles. The corporate governance principles, together with the charters of the Board committees, provide the framework for the governance of AmerisourceBergen. The Board reviews and updates the corporate governance principles and the committee charters from time to time to reflect leading corporate governance practices. The corporate governance principles address a variety of governance issues, including those discussed under this heading and the headings Additional Information about the Directors, the Board and the Board Committees, Codes of Ethics and Process for Identifying and Evaluating Director Nominees and for Submitting Recommendations.

Where can stockholders find our corporate governance documents?

        Our corporate governance principles and the charters of the Audit and Corporate Responsibility Committee, the Compensation and Succession Planning Committee, the Finance Committee and the Governance and Nominating Committee have been posted under the Investor Relations section of our website at www.amerisourcebergen.com.

Do we have a majority vote standard for director elections and a director resignation policy?

        Our bylaws and corporate governance principles provide for a majority vote standard for the election of directors. Under the majority vote standard, each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. A "majority of the votes cast" means that the number of votes cast

"for" a candidate for director must exceed the number of votes cast "against" that director. A plurality voting standard will apply instead of a majority voting standard if:

  •
  A stockholder has provided us with notice of a nominee for director in accordance with our bylaws; and

  •
  That nomination has not been withdrawn on or prior to the day next preceding the date the company first provides its notice of meeting for such meeting to stockholders.

        Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the required votes for re-election, the director remains in office until a successor is elected and qualified. Our bylaws and corporate governance principles require each director nominee to tender an irrevocable resignation prior to the applicable meeting of stockholders and include post-election procedures in the event an incumbent director does not receive the required votes for re-election, as follows:

  •
  The Governance and Nominating Committee shall make a recommendation to the Board as to whether to accept the previously tendered resignation of the director.

  •
  The Board will act on the Governance and Nominating Committee's recommendation.

  •
  The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.

Has the Board determined which of the directors are independent?

        The Board has determined that, except for Mr. Collis, all of the directors are independent. Our corporate governance principles require us to maintain a minimum of 70% independent directors on our Board. If the ten director nominees are elected at the 2014 Annual Meeting of Stockholders, nine out of ten directors then serving will be independent.

        The Board has adopted guidelines in our corporate governance principles to assist it in making independence determinations, which meet or exceed the independence requirements set forth in the NYSE listing standards. These guidelines are contained in Section 5 of our corporate governance principles, which are available to stockholders under the Investor Relations section of our website at www.amerisourcebergen.com. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with AmerisourceBergen.

        With the assistance of legal counsel to the company, the Board reviewed the applicable legal standards for director and Board committee member independence. As a result of this review, the Board has determined that each of the following directors is independent: Douglas R. Conant, Richard W. Gochnauer, Richard C. Gozon, Lon R. Greenberg, Edward E. Hagenlocker, Jane E. Henney, M.D., Kathleen W. Hyle, Michael J. Long and Henry W. McGee. The Board has also determined that, as required by their charters, all members of the Audit and Corporate Responsibility Committee, the Compensation and Succession Planning Committee, the Finance Committee and the Governance and Nominating Committee are independent. In addition to the independence standards in our corporate governance principles, members of the Audit and Corporate Responsibility Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from us other than their directors' compensation. All members of the Audit and Corporate Responsibility Committee satisfy this additional SEC and NYSE independence requirement for audit committee members. We also apply this additional independence standard to the Compensation and Succession Planning Committee and the Governance and Nominating Committee and their members satisfy this standard. In undertaking its review, the Board considered that some of our directors serve on the board of directors of companies for which we perform (or may seek to perform) drug distribution and other services in the ordinary course of business.

How does the Board oversee our risk management process?

        The Board executes its oversight responsibility for risk management directly and through its committees, as follows:

  •
  The Audit and Corporate Responsibility Committee, or Audit Committee, has primary responsibility for monitoring our internal audit, corporate, financial and regulatory risk assessment and risk management processes and overseeing our system of internal controls and financial reporting. The Audit Committee discusses specific risk areas throughout the year, including those that may arise in various business units from time to time, and the measures taken by management to monitor and limit risk. In addition, the Audit Committee oversees the development and implementation of our enterprise risk management program.

  •
  The Audit Committee receives regular reports throughout the year on matters related to risk management. At each regularly scheduled meeting, the Audit Committee receives reports from our (i) external auditor on the status of audit activities and findings; and (ii) chief audit executive (who reports directly to the Audit Committee) on the status of the internal audit plan, audit results and any corrective action taken in response to audit findings.

  •
  We have a Chief Compliance Officer who is in charge of our corporate compliance program and training and monitoring compliance with our Code of Ethics and Business Conduct. Our Chief Compliance Officer and Chief Compliance Counsel report directly to our Audit Committee on compliance matters. In addition, we have an internal Compliance Committee composed of senior executives, including our Chief Compliance Officer and Chief Compliance Counsel, which administers our compliance program. Our Chief Compliance Officer and Chief Compliance Counsel provide reports to the Audit Committee throughout the year on the status of our compliance programs, calls to our hotline and any changes or developments.

  •
  The Board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation and Succession Planning Committee assesses risks associated with our compensation policies and programs for executives as well as employees generally. Our Finance Committee discusses risks relating to our capital structure, financing activities, dividend and tax policy and share repurchase activities.

  •
  Each Board committee reports to the Board at every regular Board meeting on the topics discussed and actions taken at the most recent committee meeting. The Board discusses the risks and exposures, if any, involved in the matters or recommendations of the committees, as necessary.

  •
  The Board considers specific risk topics throughout the year, including risks associated with our business plan, operational efficiency, strategic objectives, government regulation, investment opportunities, physical facilities, information technology infrastructure and capital structure, among many others. Each fiscal quarter, our Chief Financial Officer reports to the Board on AmerisourceBergen's financial performance and discusses how actual performance compares to our business plan. Our corporate officers and the leaders of our principal business units report regularly to the Board about the risks and exposures related to their areas of responsibility. The Board is informed about and regularly discusses our risk profile, including legal, regulatory and operational risks to our business.

Has management conducted a risk assessment of AmerisourceBergen's employee compensation policies and practices?

        We have conducted an internal risk assessment of our employee compensation policies and practices, including those relating to our executives. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on AmerisourceBergen. We have reviewed our risk analysis with the Compensation and Succession Planning Committee. The risk assessment process included, among other things, a review of all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that support corporate goals. The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risks that could threaten the company. No such plans or practices were identified. In particular, there are various factors that mitigate the risk profile of our compensation programs, including, among other things:

  •
  Performance targets under our cash incentive programs are tied to a number of different financial metrics so employees will not place undue emphasis on any particular metric at the expense of other aspects of our business;

  •
  Maximum caps on payouts have been established for our annual cash incentive programs, including under our Annual Incentive Plan, the cash bonus plan used for senior management;

  •
  Equity awards under our recently adopted performance plan for senior executives have maximum caps and are forfeited entirely if the threshold performance metrics are not achieved;

  •
  The performance plan ties 40% of a senior executive's annual equity awards to financial performance metrics achieved over a three-year period to ensure that our senior executives are accountable for long-term measures of success;

  •
  The remaining 60% of a senior executive's annual equity award (in stock options and restricted stock or restricted stock units) vests over a number of years to encourage senior executives to focus on long-term growth and creating value for stockholders;

  •
  Stock ownership requirements align the interests of our senior management with those of our stockholders;

  •
  We have effective management processes for developing annual business plans and a strong system of internal financial controls; and

  •
  A broad-based group of functions within the organization, including human resources, finance and legal, oversee aspects of our cash and equity incentive programs.

PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR NOMINEES AND FOR
SUBMITTING RECOMMENDATIONS

How does the Governance and Nominating Committee identify and evaluate director nominees?

        Director nominees should:

  •
  possess the highest personal and professional ethics, integrity and values;

  •
  be committed to representing the long-term interests of the stockholders; and

  •
  have an inquisitive and objective perspective, practical wisdom and mature judgment.

        The Governance and Nominating Committee seeks to identify candidates who bring diverse experience at policymaking levels in business, management, marketing, finance, technology, human resources, communications, education, government, healthcare and in other areas that are relevant to our activities.

        Additionally, director nominees should have sufficient time to effectively carry out their duties. The Chief Executive Officer of AmerisourceBergen may serve on the board of no more than one other public company. Other director nominees may serve on the boards of no more than four other public companies.

How does the Shareholders Agreement with Walgreens and Alliance Boots affect the director nominee processes?

        Pursuant to the Shareholders Agreement, in the event that Walgreens and Alliance Boots collectively own five percent or more of our common stock, Walgreens will be entitled to designate one director to our Board of Directors. In addition, upon the later to occur of (1) the exercise in full of certain warrants exercisable during a six-month period beginning in March 2016 and (2) the acquisition in full by Walgreens and Alliance Boots of a certain number of shares of AmerisourceBergen in the open market, Walgreens will be entitled to designate a second director to the Board of Directors. For so long as Walgreens has a right to designate a director to the Board, subject to certain exceptions, including matters related to acquisition proposals and election of directors, Walgreens and Alliance Boots will be obligated to vote all of their shares of our common stock in accordance with the recommendation of the Board on all matters submitted to a vote of our stockholders.

        Please refer to our Current Report on Form 8-K filed on March 20, 2013 for more detailed information regarding the Shareholders Agreement and related agreements and arrangements. Please also see Risk Factors in Item 1A on pages 7 - 13 and the Cautionary Note Regarding Forward-Looking Statements on pages 33 - 34 of our Annual Report on Form 10-K for the year ended September 30, 2013.

What process should a stockholder follow to propose nominees for consideration by the Governance and Nominating Committee?

        Stockholders may propose nominees for consideration by the Governance and Nominating Committee by submitting the names, appropriate biographical information and qualifications in writing to: Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087.

        In considering any nominee proposed by a stockholder, the Governance and Nominating Committee will reach a conclusion based on the criteria described above. After full consideration, the stockholder proponent will be notified of the decision of the committee.

        In order to be considered by the Governance and Nominating Committee for the Annual Meeting of Stockholders to be held in 2015, the name of the proposed nominee and supporting biographical information and description of the qualifications of the proposed nominee must be received by us no later than September 26, 2014.

AUDIT MATTERS

Audit Committee Financial Expert

        The Board of Directors has determined that Ms. Hyle is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. Ms. Hyle serves as Chair of the Audit and Corporate Responsibility Committee.

Report of the Audit and Corporate Responsibility Committee

        The Audit and Corporate Responsibility Committee consists of the four directors named below. All of the committee members are independent (as independence is defined in Section 303A of the NYSE Listed Company Manual and our corporate governance principles) and all of the members are financially literate.

        The committee reviewed and discussed with AmerisourceBergen's management and its independent registered public accounting firm (i) the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and (ii) our internal control over financial reporting. AmerisourceBergen's management has the primary responsibility for the company's financial statements and its financial reporting and control processes and procedures, including its internal control over financial reporting and its disclosure controls and procedures. AmerisourceBergen's management has represented to the Audit and Corporate Responsibility Committee that the financial statements contained in our Annual Report on Form 10-K for fiscal year 2013 were prepared in accordance with U.S. generally accepted accounting principles and that our internal control over financial reporting was effective as of September 30, 2013 (based on the criteria set forth in the 1992 Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission).

        The committee discussed with the company's independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles, the firm's judgments as to the quality, not just the acceptability, of the company's accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements as well as such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States).

        The committee discussed with the company's independent registered public accounting firm the matters required to be discussed by the PCAOB Auditing Standard No. 16, Communication with Audit Committees. In addition, the committee discussed with the independent registered public accounting firm the firm's independence from the company and its management, including the matters in the written disclosures and letter that were received by the committee from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the committee concerning independence.

        The committee also discussed with the company's independent registered public accounting firm, the firm's audit of the effectiveness of the company's internal control over financial reporting as of September 30, 2013.

        Based on the reviews and discussions referred to above, the Audit and Corporate Responsibility Committee recommended to the Board of Directors that the audited financial statements be included in AmerisourceBergen's Annual Report on Form 10-K for fiscal year 2013.

AUDIT AND CORPORATE RESPONSIBILITY COMMITTEE
Kathleen W. Hyle, Chair Lon R. Greenberg Michael J. Long Henry W. McGee

 Policy for Pre-Approval of Audit and Non-Audit Services

        The Audit and Corporate Responsibility Committee's policy is to pre-approve all audit services and all non-audit services that the company's independent registered public accounting firm is permitted to perform for the company under applicable federal securities regulations. As permitted by the applicable regulations, the committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent registered public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

Independent Registered Public Accounting Firm's Fees

        During the fiscal years ended September 30, 2013 and 2012, Ernst & Young LLP, AmerisourceBergen's independent registered public accounting firm, billed the company the fees set forth below in connection with services rendered by the independent registered public accounting firm to the company:

Fee Category	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$6,026,373	$4,049,667
Audit-Related Fees	1,036,987	293,000
Tax Fees	1,998,615	1,454,464
All Other Fees	1,995	1,995

TOTAL	$9,063,970	$5,799,126

        Audit fees consisted of fees for the audit of AmerisourceBergen's annual financial statements, consultation concerning financial accounting and reporting standards and consultation concerning matters relating to Section 404 of the Sarbanes-Oxley Act of 2002, review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of company documents filed with the SEC. Audit fees also included fees for the audit of the effectiveness of the company's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

        Audit-related fees consisted of fees for assurance and related services, including employee benefit plan audits and due diligence related to acquisitions.

        Tax fees consisted of fees for services related to tax compliance, tax advice and tax planning services.

        Other fees consisted of subscription fees for Internet-based professional literature.

        Our Audit and Corporate Responsibility Committee reviewed and approved all fees charged by Ernst & Young LLP in accordance with the policy described above and monitored the relationship between audit and permissible non-audit services provided. The policy is intended to ensure that the fees earned by Ernst & Young are consistent with the maintenance of the independent registered public accounting firm's independence in the conduct of its auditing functions.

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
AMERISOURCEBERGEN'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2014
(Item 2 on the Proxy Card)

What am I voting on?

        You are voting on the ratification of the appointment of Ernst & Young LLP as AmerisourceBergen's independent registered public accounting firm for the fiscal year ending September 30, 2014. The Audit and Corporate Responsibility Committee of the Board of Directors has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2014. Although our governing documents do not require the submission of the appointment of AmerisourceBergen's independent registered public accounting firm to the stockholders for approval, the Board considers it desirable that the stockholders ratify the appointment of Ernst & Young LLP. Should the stockholders not ratify the appointment of Ernst & Young LLP as AmerisourceBergen's independent registered public accounting firm for the fiscal year ending September 30, 2014, the Audit and Corporate Responsibility Committee will investigate the reasons for the rejection by the stockholders and will reconsider the appointment of Ernst & Young LLP.

What services will the independent registered public accounting firm provide?

        Audit services provided by Ernst & Young LLP for fiscal year 2014 will include the examination of the consolidated financial statements of AmerisourceBergen and services related to periodic filings made with the SEC. Audit services for fiscal year 2014 also will include the audit of the effectiveness of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, Ernst & Young LLP may provide audit-related, tax and other services comparable in nature to the services performed in fiscal years 2012 and 2013, as described above under the heading Independent Registered Public Accounting Firm's Fees.

Will representatives of the independent registered public accounting firm be present at the 2014 Annual Meeting of Stockholders?

        Representatives of Ernst & Young LLP are expected to be present at the 2014 Annual Meeting of Stockholders. Such representatives will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

How does the Board of Directors recommend that I vote?

        We recommend that you vote For the ratification of the appointment of Ernst & Young LLP as AmerisourceBergen's independent registered public accounting firm for fiscal year 2014.

COMPENSATION COMMITTEE MATTERS

General

        Our Compensation and Succession Planning Committee, or the Committee, is composed of independent directors. The Committee is responsible for the design of our executive compensation program and review of succession planning. The Committee reviews and approves the compensation of our executives, including our named executive officers. The Committee also oversees our employee pension, long-term incentive and savings, health and welfare plans. The Committee has delegated the administration of our pension and benefit plans to an internal benefits committee, composed of senior finance, human resources and legal executives. The internal benefits committee oversees the management of our pension plan assets, the selection of investment options under our savings plans and the performance of the investment advisers and plan administrators.

Processes and Procedures

        Meetings.    The Committee met four times in 2013. The Chairman, in consultation with the other Committee members and management, prepares agendas that address an annual calendar of topics and other matters requiring the attention of the Committee. The Committee meets without management present, whenever necessary, to discuss matters it deems appropriate.

        Role of External Compensation Consultant.    The Committee has sole authority to engage an executive compensation consultant and to terminate the engagement of any such consultant. The Committee's consultant must be independent. No firm will be disqualified solely on the basis of fees, provided it has not received more than $120,000 in the aggregate for the performance of any other services for AmerisourceBergen during the fiscal year. Pay Governance LLC, or Pay Governance, served as the Committee's executive compensation consultant in 2013 pursuant to a written consulting agreement, subject to annual review. Following an assessment of Pay Governance in accordance with NYSE rules regarding compensation consultants, the Committee determined that Pay Governance was independent of management and did not have any economic interests or other relationships with AmerisourceBergen or the Committee that would conflict with Pay Governance's obligation to provide the Committee with impartial and objective advice.

        During 2013, Pay Governance advised the Committee on executive compensation matters, plan design and market trends. As directed by the Committee, Pay Governance prepared analyses and recommendations for the Committee relating to all aspects of the compensation of our executives, including pay recommendations for Mr. Collis. The consultant advised the Committee on market practices regarding executive compensation, including long-term incentive pay, and reviewed the market and peer group positioning of the compensation provided to our named executive officers and other senior management. The consultant meets privately with the Committee and individual Committee members from time to time to plan for Committee meetings and discuss executive compensation matters.

Outside of its role as the Committee's executive compensation consultant, Pay Governance did not provide any other services to AmerisourceBergen in fiscal year 2013.

        Role of Executive Officers and Management.    Mr. Collis gives the Committee a performance assessment and pay recommendation for senior management, including each of the other named executive officers. Management, in consultation with the Committee's external compensation consultant, may also make recommendations to the Committee on matters of compensation philosophy and plan design. Executives may attend the Committee meetings, but they are not present when the Committee meets in executive session and they do not make recommendations regarding their own compensation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

        AmerisourceBergen is one of the largest pharmaceutical sourcing and distribution services companies in the world. We operate in a highly competitive environment. The purpose of our executive compensation program is to attract, motivate, and retain the individuals who lead our company and align their interests with the long-term interests of our stockholders.

        Our fiscal year 2013 named executive officers are:

  Steven H. Collis, President and Chief Executive Officer

  Tim G. Guttman, Senior Vice President and Chief Financial Officer

  John G. Chou, Executive Vice President and General Counsel

  James D. Frary, Senior Vice President and President, AmerisourceBergen Specialty Group (ABSG)

  David W. Neu, Senior Vice President and President, AmerisourceBergen Drug Corporation (ABDC)

        We seek to pay our executives fairly and competitively and to link pay with performance. The main elements of our compensation program are base salary, annual cash bonus and long-term equity incentive awards. We emphasize compensation opportunities that reward our executives when they deliver targeted financial results. A significant portion of our executives' compensation is equity-based. In fiscal year 2013, incentive compensation (annual cash bonus and equity incentive awards) accounted for approximately 90% of Mr. Collis's total direct compensation opportunity (base salary, annual cash bonus and equity incentive awards) and approximately 75% of the average total direct compensation opportunity of the other named executive officers.

        In February 2013, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 97% of stockholder votes cast in favor of our 2013 say-on-pay resolution. As we evaluated our compensation practices and talent needs throughout 2013, we were mindful of the strong support our stockholders expressed for our pay for performance compensation philosophy and pay practices. As a result, the Committee continued to emphasize our pay for performance culture. We increased our incentive compensation target opportunities for our executives in fiscal year 2013. We increased our CEO's stock ownership requirements to a multiple of six times his salary. We also continued to align incentive pay for executives with the achievement of key financial metrics and set ambitious targets for performance-based pay. Our performance targets are designed to correlate with our operational success and reflect measures of performance that drive returns to our stockholders.

        We believe our executive pay is reasonable and provides appropriate incentives to our executives to achieve our financial and strategic goals without encouraging them to take excessive risks in their business decisions. We regularly evaluate the major risks to our business, including how risks taken by management could impact the value of executive compensation. To this end, we note the following:

  •
  Neither our annual cash bonus plan nor our equity incentive performance plan provides payment for poor performance.

  •
  There is a cap on the annual cash bonus opportunity and payout under our equity incentive performance plan.

  •
  Executives must own our stock and the amount of their stock ownership increases with their level of responsibility. Our CEO is required to own stock equal in value to six times his salary. Mr. Collis owns approximately 0.47% of our outstanding common stock, which is an amount well in excess of our ownership guidelines.

  •
  Clawback provisions apply to equity awards made after 2009 so that if an employee is terminated for cause, breaches non-compete obligations, or otherwise engages in conduct that is detrimental to AmerisourceBergen (including misconduct leading to the restatement of our financial statements), he or she will be required to forfeit outstanding equity awards and pay back the economic benefits realized from vested awards.

  •
  Clawback obligations will also attach to equity and cash awards under our new AmerisourceBergen Corporation Omnibus Incentive Plan, which is being submitted to stockholders for approval in connection with the 2014 Annual Meeting.

  •
  We prohibit our executives and non-executive directors from engaging in any speculative transactions in our securities and from hedging the economic risk of ownership of our stock.

2013 Fiscal Year Financial and Business Performance

        AmerisourceBergen performed well in a challenging economic environment in fiscal year 2013. Some fiscal year 2013 financial highlights include:

  •
  Adjusted diluted earnings per share from continuing operations (EPS) of $3.14 per share.

  •
  Revenue of $88 billion, representing a 12.7% increase over prior year revenue.

  •
  Adjusted gross profit of $2.8 billion, representing a 5.7% increase over prior year gross profit.

  •
  Adjusted operating income of $1.3 billion, representing a 2.9% decline from the prior year primarily due to an increase in operating expenses and a shift in customer mix to lower margin business.

  •
  Adjusted return on invested capital (ROIC) of 19.1%, which exceeded our weighted average cost of capital.

  •
  Adjusted free cash flow of $1.1 billion.

        We returned a substantial amount of cash to our stockholders in fiscal year 2013 through approximately $196 million in dividends and $484 million in stock repurchases. Our business continues to generate excellent cash flow and, looking forward, we expect to have tremendous flexibility to reinvest in our business, fund our strategic initiatives and return significant value to our stockholders. Our total stockholder returns (TSR), including reinvestment of gross dividends, for the fiscal years ended September 30, 2013, 2012 and 2011 were 59.4%, 5.3%, and 22.2%, respectively. This compares to TSR of the S&P 500 Index of 19.0%, 30.2%, and 0.7% over the same periods.

        The leadership and discipline of our management team contributed substantially to our performance over the last several years. Among other achievements in fiscal year 2013:

  •
  Mr. Collis and the other named executive officers demonstrated solid execution of our business plan and the promotion of our strategic objectives.

  •
  We invested in our future growth by entering into a strategic relationship with Walgreens and Alliance Boots in fiscal year 2013 and successfully implemented the first phase of our expanded pharmaceutical distribution contract with Walgreens.

  •
  Our management team's focus on operational excellence and financial discipline increased our efficiency and improved our results.

  •
  Our executives promoted a philosophy of continuous improvement, collaboration, and leadership development among our senior managers and the ongoing importance of diversity and inclusion among our employee population.

2013 Fiscal Year Executive Compensation Objectives and Actions

        The Committee reviews and makes decisions about executive compensation, including the amount of base salary, cash bonus and long-term incentive awarded to our named executive officers.

        Our objectives in setting compensation in fiscal year 2013 included:

♦	Attract and retain experienced senior executives	♦	Align individual objectives and company performance
♦	Motivate our employees to achieve superior results	♦	Hold our executives accountable for long-term measures of success
♦	Reward performance that exceeds established goals	♦	Align executives' long-term financial interests with those of our stockholders

        In addition, the Committee takes into account our financial and business results, individual performance and competitive data. In light of these considerations, the Committee made the following executive compensation decisions in fiscal year 2013:

  •
  Continued the emphasis on the use of equity-based incentives for executives so that the achievement of target pay for our executives correlates with strong performance for AmerisourceBergen and our stockholders.

  •
  Established fiscal year 2013 performance goals for our annual cash bonus plan, including target earnings per share from continuing operations, or EPS, of $3.22 per share, ROIC of 18.84% and free cash flow of $644 million at the corporate level, consistent with our Board-approved business plan.

  •
  Set target incentives for fiscal year 2013 cash bonuses ranging from 100% to 130% of base salary for the named executive officers.

  •
  Approved fiscal year 2013 cash bonus payouts that were paid at 87.6% of target for corporate-level metrics in the aggregate. We underperformed target EPS and exceeded target corporate-level ROIC and free cash flow under our fiscal year 2013 cash bonus plan.

  •
  Increased our stock ownership guidelines to a salary multiple of six times for our CEO.

  •
  Approved performance metrics of EPS and ROIC and set specific targets for these metrics for the performance share awards that we granted to our named executive officers in fiscal year 2013 (covering the three-year performance period ending September 30, 2015).

  •
  Granted annual equity incentive awards to our named executive officers after considering our compensation philosophy and the Committee's assessment of individual performance and expected future contributions. The grant value of each annual equity award was split among stock options (40%), shares of restricted stock or restricted stock units (20%) and performance share awards (40%). However, a portion of Mr. Collis's fiscal year 2013 annual option award was subsequently cancelled and Mr. Collis received an award in August 2013 to replace the fair value of the cancelled options, which is described in more detail below.

        We believe that the fiscal year 2013 compensation of our named executive officers was aligned with AmerisourceBergen's fiscal year 2013 results and met our compensation objectives. Our compensation policies have enabled us to attract and retain talented and experienced executives. We believe that these policies have benefitted AmerisourceBergen over time and will position us for growth in future years.

Benchmarking Process

        We consider market pay practices as a starting reference point when setting executive compensation. Benchmarking helps the Committee assess whether our level of executive pay is appropriate when compared to industry standards. We conduct a detailed market review of executive pay to evaluate each element of pay and benefit competitiveness, review pay practices and compare performance against our peer group.

        In fiscal year 2013, when considering compensation, the Committee reviewed peer group proxy statement data and broader survey data for Messrs. Collis and Guttman and published compensation survey data for our other executive officers. When assessing pay levels, the Committee also reviews the relative positioning of our executive officers with each other. In 2013, the Committee's consultant concluded that our overall competitive posture for executive pay remained similar to our positioning in the 2012 assessment of executive pay in that the total direct compensation of our named executive officers fell below the median total direct compensation of our peer group.

        Our peer group is composed of companies with business models and operations comparable to our own, including our two largest direct competitors. It includes companies with revenues that generally fall within a range of approximately 50% to 150% of our expected revenue. In fiscal year 2013, we ranked above the median for revenues of companies in our peer group. We believe our peer group reflects the type and complexity of business risks managed by our executives and that we compete with many of these companies for executive talent. The Committee reviewed the composition of the peer group in fiscal year 2013 with the assistance of the Committee's compensation consultant, and did not make any changes to the peer group, except to remove Medco Health Solutions, following its merger with Express Scripts.

2013 Peer Group

Cardinal Health, Inc.	Ingram Micro Inc.	Sysco Corporation
Costco Wholesale Corporation	The Kroger Co.	Target Corporation
CVS Caremark Corporation	McKesson Corporation	United Parcel Service, Inc.
Federal Express Corporation	Safeway Inc.	Walgreen Co.
The Home Depot, Inc.	Supervalu Inc.

Target Percentile Compensation Opportunity

        Our compensation program targets executive pay relative to our peer group as follows:

Base Salary	Total Cash Compensation (Salary + Bonus)	Total Direct Compensation (Salary + Bonus + Long-Term Incentive)
35th percentile of peer group	50th percentile of peer group	50th percentile of peer group

        In fiscal year 2012, we revised our executive compensation philosophy to target total direct compensation opportunity in the 50th percentile relative to our peers (previously, we had targeted the 50th - 75th percentile for total direct compensation). We made this change because we believe that targeting pay opportunities at the median of our peer group is the most suitable approach for us at this time to remain competitive and retain talented and experienced executives, and is consistent with market leading practices. Nonetheless, the total direct compensation opportunity for some of our executives continues to fall below our target. This shortfall in total direct compensation as compared to our target pay philosophy is due, in part, to the fact that the target opportunity of our annual and long-term incentive awards is generally lower than that of our peers and the base salaries of some of our named executive officers have historically fallen below the 35th percentile of our peer group. In recent years, we have taken action to address the difference between our compensation philosophy and actual pay for the most affected executives by increasing base salaries, annual target bonus opportunities and the value of annual equity incentive awards. The Committee's goal is to have target compensation opportunities for our named executive officers aligned with our compensation philosophy over time.

Components of the Executive Compensation Program

        Our executive compensation program consists of three main components — base salary, cash bonus and long-term equity incentive. This represents a mix of fixed pay and annual and longer-term incentives.

        Base Salary.    We target base salary in the 35th percentile for similar positions in our peer group. Base pay provides a regular stream of income and financial security. When setting base salary, the Committee evaluates our executives on job performance, scope of duties and responsibilities, and expected future contributions. By positioning base salary below our peer median, we place greater emphasis on incentive compensation for our executive officers. The Committee has and intends to continue to make adjustments to the base salaries of our executives so that their base salaries will be more aligned with our compensation philosophy over time.

        In 2013, we decided to move the timing of our merit review cycle from May to November of each year to align our compensation decisions generally with the beginning of a new fiscal year. As a result of this change, during the year of transition, the Committee did not make any adjustments to the base salaries of the named executive officers during fiscal year 2013, which was consistent with the approach taken by AmerisourceBergen with respect to our employee population as a whole in fiscal year 2013. Accordingly, in fiscal year 2013, the base salaries of our named executive officers remained at levels set during fiscal year 2012.

        Cash Bonus.    We use annual cash bonuses to motivate executives to improve financial performance year-over-year and to reward executives who deliver targeted financial results. Cash bonuses are paid under our Annual Incentive Plan, or AIP.

        The Committee approves the performance goals and incentive levels for each of our named executive officers, and assigns a relative weighting to each performance goal under our cash bonus plan. For each financial performance measure, there is a threshold and a target. Threshold refers to the minimum acceptable level of performance. We do not pay a bonus on a particular financial measure if our performance is at or below the threshold. Target is the expected level of performance.

        Executives may receive an amount in excess of their target bonus (up to a maximum cap of an additional 50% of the target incentive) if we exceed target on the key performance metric established for them. Therefore, an individual's actual bonus consists of the amount determined for exceeding the thresholds and, if applicable, an amount (which we refer to as a "stretch" bonus) for exceeding target on the key performance metric established for them — EPS for Messrs. Collis, Guttman and Chou; ABSG operating income for Mr. Frary; and ABDC operating income for Mr. Neu. The stretch portion is calculated by increasing the earned bonus by an additional 2% for every 1% that actual performance exceeds target on the key performance metric. For example, if actual EPS exceeded target EPS by 1%, for executives with EPS as the key metric, the stretch portion would be calculated by multiplying earned bonus by 2%. No stretch bonus payments were added to our named executive officers' bonuses for fiscal year 2013.

        In November 2012, the Committee approved the following corporate performance measures for our fiscal year 2013 AIP:

Corporate Performance Metric	Threshold	Target (100% Payout)	Actual Performance
EPS	$2.90	$3.22	3.14(1)
ROIC	16%	18.84%	19.10%
Free Cash Flow	$547.4 million	$644 million	$1.1 billion

(1)
Fiscal year 2013 adjusted diluted earnings per share from continuing operations exclude LIFO expense and expense associated with the warrants issued to affiliates of Walgreens and Alliance Boots in March 2013.

        The Committee chose EPS and ROIC as corporate-level goals because they are the key metrics used by management to set business goals and evaluate our financial results. In addition, we communicate our expectations about future business performance to investors by using an EPS range for each fiscal year. We generally set EPS targets to reflect our long-term business goal of growing EPS at or close to 15% annually, while allowing for reasonable flexibility to adjust our targets each year based on the impact of industry trends, other market factors and special items from year to year. ROIC equals adjusted after tax operating income divided by invested capital. ROIC measures how well we generate cash flow relative to the capital we invest in our business, including not only the cost of the assets employed but also the cost to acquire those assets. We added free cash flow as a corporate-level financial metric because the amount of free cash flow that we generate each year is essential for us to maintain appropriate working capital. Free cash flow is also an important consideration for our investors. We define free cash flow as cash flows from operations less capital expenditures. Fiscal year 2013 free cash flow was adjusted to exclude the initial one-time working capital impact of on-boarding our pharmaceutical distribution agreement with Walgreens. The targets for 2013 AIP financial performance measures were based on our Board-approved business plan for fiscal year 2013. In fiscal year 2013, we did not reach target performance on EPS and we exceeded our corporate-level ROIC and free cash flow targets. As a result, the bonus payout for our corporate-level financial performance metrics was 87.6% of target in the aggregate.

        Target and actual fiscal year 2013 cash bonuses for our named executive officers were as follows:

		Target Incentive
					Actual Percentage Payout versus Target Incentive
	2013 Base Salary	Percent of Base Salary		Maximum Bonus Potential		Actual Bonus Payout
Name			Amount
Steven H. Collis	$1,155,000	130%	$1,501,500	$2,252,250	87.6%	$1,314,978
Tim G. Guttman	$500,000	100%	$500,000	$750,000	87.6%	$437,888
John G. Chou	$462,000	100%	$462,000	$693,000	85.6%	$395,369
James D. Frary	$400,000	100%	$400,000	$600,000	75.0%	$300,068
David W. Neu	$600,000	100%	$600,000	$900,000	85.5%	$512,885

        The fiscal 2013 cash bonuses of Mr. Collis, Mr. Guttman and Mr. Chou were designed to reflect our overall financial results for the fiscal year and company-wide performance. As a result, 80% of their bonus payments were dependent upon the achievement of corporate financial performance goals (with EPS weighted at 50% and ROIC and free cash flow each weighted at 15% of the total target incentive). The remaining portion (20%) of their bonus payout was based on leadership goals related to the executive's area of responsibility (see chart below). The stretch portion of Mr. Collis, Mr. Guttman and Mr. Chou's bonus payment was based on EPS performance. Because we did not attain our target EPS performance in fiscal year 2013, bonus payouts were below target and no stretch payment was added to Mr. Collis, Mr. Guttman or Mr. Chou's bonuses.

        For a named executive officer who leads a specific business unit, a substantial part of his or her bonus is tied to business unit performance, including operational metrics and leadership goals related to business unit initiatives. The Committee selects business unit performance goals that are designed to help us achieve our overall corporate performance goals (EPS, ROIC and free cash flow) for the fiscal year.

        Mr. Neu is the executive in charge of ABDC. Mr. Neu's fiscal year 2013 cash bonus was based 40% on EPS and 40% on ABDC operating metrics (with weightings of 20% on ABDC operating income, 10% on ABDC pre-tax profit, and 10% on ABDC revenue) and 20% on leadership goals related to ABDC's business operations. We believe this mix, which emphasizes ABDC's performance, appropriately links pay to Mr. Neu's operating responsibility. Mr. Neu's stretch bonus opportunity was based on the extent to which ABDC's fiscal year 2013 operating income performance exceeded target. We chose ABDC operating income as the key financial metric for ABDC in fiscal year 2013 to focus on the profitability of our core businesses and emphasize our drive toward efficiency in our operations. For fiscal year 2013, target ABDC operating income was intended to achieve, at a minimum, an amount roughly equal to fiscal year 2012 target ABDC operating income, given the challenging economic environment. For the fiscal year 2013 AIP, target ABDC pre-tax profit was intended to exceed prior year ABDC pre-tax profit by about 2% and target ABDC revenue was intended to exceed prior year ABDC revenue by approximately 5%. In fiscal year 2013, ABDC did not fully attain its target operating income and pre-tax profit goals. At least two times in the last five fiscal years, ABDC has not achieved target on one or more AIP financial performance measures applicable to a named executive officer. Because ABDC did not reach its target operating income in fiscal year 2013, no stretch bonus was added to Mr. Neu's bonus payout for fiscal year 2013.

        Mr. Frary is the executive in charge of ABSG. Mr. Frary's fiscal year 2013 cash bonus was based 40% on EPS and 40% on ABSG operating metrics (with weightings of 20% on ABSG operating income, 10% on ABSG pre-tax profit, and 10% on ABSG revenue) and 20% on leadership goals related to ABSG's operations. We believe this mix, which emphasizes ABSG's performance, appropriately links pay to Mr. Frary's operating responsibility. Mr. Frary's fiscal year 2013 stretch bonus opportunity is based on ABSG operating income. We chose ABSG operating income because it is the primary indicator of profitability for the business and emphasizes our drive toward efficiency in our operations. The Committee determined that ABSG revenue was an appropriate financial performance measure because we want to incentivize ABSG executives to increase focus on ABSG market growth. In addition, ABSG pre-tax profit was used as a financial performance measure because it is a comprehensive measure that takes into account an intercompany charge based on the business unit's committed capital when assessing business unit performance. For fiscal year 2013, ABSG's AIP performance metrics were designed to target an approximately 2% increase in ABSG operating income, 16% increase in pre-tax profit and 11% increase in revenue over ABSG's fiscal year 2012 business plan. In fiscal year 2013, ABSG did not fully attain its target operating income and revenue goals. At least one time in the last five fiscal years, ABSG has not achieved target on one or more AIP financial performance measures applicable to a named executive officer. Because ABSG did not reach its target operating income in fiscal year 2013, no stretch bonus was added to Mr. Frary's bonus payout for fiscal year 2013.

        The Committee believes that leadership goals are an important component of the annual bonus plan for the named executive officers. The Committee uses leadership goals to emphasize business and strategic priorities that are expected to significantly impact financial results and that are within an individual's area of responsibility. For example, a material regulatory violation or loss of an investment grade rating has the potential to undermine EPS growth. The fiscal year 2013 leadership goals for our named executive officers are set out below.

Named Executive Officer	Fiscal Year 2013 Leadership Goals
Steven H. Collis	• Execute leadership role in strategic planning and development of strategic initiatives
• Assist business leaders with implementation of new organizational structures and customer retention
• Develop and execute strategy for certain assets, including Canadian wholesale distribution business
• Continue to promote focus on culture building and retention of key leadership talent
Tim G. Guttman	• Drive working capital improvements to achieve our fiscal year 2013 free cash flow objective
• Play key role in strategic initiatives, including development of relationship with Walgreens and Alliance Boots
• Oversee development of fiscal year 2014 annual operating plan
• Develop and execute strategy for certain assets, including Canadian wholesale distribution business
John G. Chou	• Oversee compliance with regulatory requirements and avoid any failure that would give rise to a material adverse effect on ABC's financial conditions or operations
• Oversee litigation strategy and effectively manage litigation costs
• Oversee completion of strategic transactions and avoid outcomes that would give rise to a material adverse effect
• Play leadership role in strategic planning process
• Oversee legal readiness to assume our contractual responsibilities to Walgreens and Alliance Boots
• Manage ABC Legal Department effectively to sustain high level of contributions
James D. Frary	• Implement ABSG management structure, including staffing, retaining culture and prioritizing objectives
• Manage effective integration of other businesses into ABSG
• Develop and execute on ABSG international strategy
• Focus on organizational structure of oncology supply business
• Play leadership role in strategic planning process
David W. Neu	• Implement strategic initiatives for ABDC, including with respect to generic pharmaceuticals
• Implement cost reduction initiatives for ABDC
• Develop and execute strategy for certain assets, including Canadian wholesale distribution business
• Successfully on-board customers in accordance with internal guidelines and expand customer relationships
• Ensure readiness to assume distribution of branded and generic products to 8,100 Walgreens pharmacy locations

        The Committee determined that the named executive officers met their leadership goals, except that the Committee reduced Mr. Chou's and Mr. Neu's bonuses because they did not fully implement one of their leadership goals during the fiscal year.

        Although the Committee has the discretion to give a bonus even though pre-established performance goals have not been met, it has rarely exercised this discretion. The Committee did not award a discretionary bonus to any of the named executive officers for fiscal year 2013 or in any of the last five fiscal years.

        In November 2013, the Committee set fiscal year 2014 performance measures under the AIP, consistent with our Board-approved business plan. These measures, as adjusted for certain items, include:

♦	EPS, ROIC and free cash flow at the corporate level	♦	Operating income, pre-tax profit and revenue at the business unit level (e.g. ABDC or ABSG)

        The Committee also established leadership goals for each of the named executive officers, which include, among others:

♦	Avoiding material regulatory or legal failure	♦	Executing specified business plans
♦	Executing international business strategies	♦	Maintaining customer relationships
♦	Facilitating organizational integration	♦	Promoting collaborative business relationships
♦	Developing succession plans	♦	Implementing corporate programs to address matters such as diversity, leadership development or employee satisfaction

        Fiscal year 2014 target incentive levels for the named executive officers range from 100% to 135% of base salary, with the opportunity for each named executive officer to earn an additional 50% of his or her target incentive level (or a maximum bonus, depending on the target incentive level, ranging from 150% to 202.5% of base salary) if we exceed our financial performance goals.

        Long-Term Incentive.    We use equity awards to motivate our executives to achieve superior business results over the long term. Equity awards support our stock ownership requirements and further enhance the alignment between management and stockholder interests.

        The Committee awards equity incentives to our named executive officers and establishes the performance metrics for our performance plan in the first quarter of our fiscal year, generally in November of each year. The fiscal year 2013 equity incentive awards (including performance shares) provided to our named executive officers are presented in the Grants of Plan-Based Awards Table on page 40. The aggregate grant date fair values of the fiscal year 2013 equity incentive awards (including the grant date fair value of target performance shares) provided to our named executive officers are included in the Summary Compensation Table on page 37.

        In fiscal year 2013, we awarded our named executive officers options to purchase 476,150 shares of our common stock, 129,225 restricted shares (or restricted stock units) of our common stock and 102,462 target performance shares. These awards represented approximately 17% of the total equity incentives granted to management and other employees in fiscal year 2013. We believe that it was appropriate to award approximately 17% of the annual equity incentives to our executive officers because they are in the best position to drive our future results and implement our long-term business strategy. Moreover, equity awards directly link the long-term wealth accumulation opportunity we provide our executives with our stockholders' long-term interests. Equity incentives represented approximately 79% of Mr. Collis's total direct compensation and approximately 54%, on average, of the total direct compensation of the other named executive officers in fiscal year 2013.

        In approving fiscal 2013 long-term equity incentive awards, the Committee considered a number of factors:

  •
  Skills, experience and time in role and expected future contributions.  The value of equity awards depends in part on the scope of an executive's job responsibilities and the impact he or she can be expected to have on our future operating results. The Committee also takes into account each executive's skills, experience and time in role, and considers Mr. Collis's recommendations with respect to each executive officer other than himself. In particular, Mr. Collis became our CEO in July 2011 and fiscal year 2013 compensation reflected the third fiscal year of Mr. Collis's tenure as our CEO. Mr. Collis's fiscal year 2013 long-term equity incentive compensation awards reflected the Committee's assessment that Mr. Collis has provided and will continue to provide highly effective strategic leadership and guidance to facilitate the long-term growth of AmerisourceBergen, and the Committee's desire to provide Mr. Collis with significant long-term equity incentive opportunities to continue to achieve our strategic business goals.

  •
  Company performance.  The Committee also took into consideration AmerisourceBergen's financial performance in fiscal year 2013 and the named executive officers' leadership and focus on fostering our strategic initiatives. In particular, our strategic relationship with Walgreens and Alliance Boots represents a significant achievement in our efforts to foster expansion of our core businesses, enhanced generic pharmaceutical sourcing, and long-term strategic growth opportunities for AmerisourceBergen and provide a platform for global initiatives.

  •
  The relative discrepancy between an executive's targeted total direct compensation and the median of our peer group.  We aim to provide our executives with total direct compensation at the median of our peer group and the value of long-term equity incentive awards constitutes a substantial portion of their compensation each year. Therefore, the Committee sets the target value of annual equity awards so that, when equity incentives are combined with base pay and cash bonus, our executives will have a target total direct pay opportunity at the median of our peer group. The target values are informed by the Committee's review of the competitive positioning of each element of pay based on compensation data prepared by the external compensation consultant with reference to our peer group for our CEO and CFO and with reference to published market compensation data for the other named executive officers.

    As disclosed on page 27 of our 2013 Proxy Statement, the Committee is taking steps to align the pay opportunities for our executives with our compensation philosophy over time. Accordingly, in fiscal year 2013, we continued our efforts to increase the year over year value of equity incentive awards to our named executive officers as part of the transition to rectify the historical shortfall in total pay in comparison to the median of our peer group. This shortfall significantly contributed to the Committee's decision to grant larger overall long-term equity incentive awards in fiscal years 2012 and 2013 as compared to fiscal 2011.

  •
  The emphasis placed on equity in the mix of total compensation.  The Committee believes that incentive compensation should constitute the majority of each executive's overall compensation package to provide incentives to meet our performance objectives and grow our stock price over time. As we continue to close the gap between actual pay and our compensation philosophy, a greater portion of our executives' pay mix will shift toward equity-based compensation. Moreover, the Committee did not increase base salaries in fiscal year 2013 and target cash bonus is tied to base salary amounts. Because the Committee emphasizes long-term equity compensation in our pay mix, the value of the year over year increase in fiscal 2013 long-term equity incentive awards is greater than the year over year increase in target cash bonus — especially in fiscal year 2013, when base salaries for our named executive officers were not increased and cash bonus payouts were below target.

  •
  Average annual share use.  The Committee also takes into account the average annual share use for total equity incentives granted to employees so as to provide stock options, restricted stock (or restricted stock units) and performance shares to eligible employees at a reasonable rate and cost to AmerisourceBergen and its stockholders. The grant value of a long-term incentive award for our most senior executives is generally allocated approximately 40% in the form of stock options, 20% in the form of restricted stock (or restricted stock units), and 40% in performance shares. We believe that this mix of equity-based compensation provides an incentive to achieve favorable long-term results at a reasonable cost to the company and increases the focus on stockholder return versus the market.

    Because we changed the timing of our annual grant of equity incentive awards (as discussed on page 34), fiscal year 2012 and fiscal year 2013 equity incentive awards were made in the same calendar year. As a result, the total number of shares underlying Mr. Collis's fiscal year 2013 equity incentive award (granted in November 2012), when combined with the total number of shares underlying Mr. Collis's fiscal year 2012 equity incentive award (granted in February 2012), exceeded the maximum cap on shares underlying grants under our Equity Incentive Plan to any individual in any calendar year. The excess portion of shares underlying the unvested option from his November 2012 award was void, and the number of shares covered by the option was reduced by that amount. In order to provide Mr. Collis with the incentive compensation that was intended for him for fiscal year 2013, the Committee made a corrective award of options and restricted stock to Mr. Collis on August 7, 2013, the grant date fair value of which reflected the fair value on that date of the unvested options that were cancelled. The August 7, 2013 award was comprised of a stock option to acquire 107,826 shares of our common stock and a restricted stock award for 77,995 shares of common stock. The stock option has an exercise price per share equal to $58.74, the closing price per share of common stock on the grant date and will vest in four equal annual installments upon Mr. Collis's completion of each year of employment over the four-year period measured from the August 7, 2013 grant date. The stock option has a term of seven years. Following Mr. Collis's completion of a three-year service period measured from the August 7, 2013 grant date, the restricted stock award will vest on any date between August 7, 2016 and November 14, 2019 on which the average daily closing price per share of common stock calculated for the immediately preceding ninety (90) consecutive trading days is greater than $40.21.

        Stock options, restricted stock, restricted stock units and performance shares are subject to vesting and clawback provisions, described on page 48. When an executive retires, unvested equity awards will continue to vest according to their schedule and vested options will remain exercisable for the length of their original term (which is currently seven years). Under our Equity Incentive Plan, retirement is defined as a voluntary termination of employment after age 62 with at least 60 months of continuous service. We also have the right to clawback the value of equity awards that are held by current or former employees as a result of misconduct (including misconduct that leads to the restatement of our financial statements) or competitive behavior that is detrimental to AmerisourceBergen. We believe that these requirements support our goal of retaining executives and aligning individual performance with our long-term growth. The post-retirement provisions provide an additional incentive for executives, particularly those near retirement, to continue to focus on our long-term performance and the clawback provisions serve as a means to redress detrimental behavior by former employees.

        In February 2012, the Committee added a performance plan to our long-term incentive program for our executive leadership team. Grants under the performance plan are in the form of performance-based restricted share units, which we refer to as performance shares. Performance is measured at the end of the three-year performance period only. There are no interim one-year vesting thresholds.

        In November 2012, the Committee approved the terms of the fiscal year 2013 performance shares to align with our three-year business planning cycle, and we expect that future performance share awards will have performance metrics based on this cycle. The Committee selected EPS and ROIC as the performance metrics for the performance plan because it believes that these metrics are critical drivers of sustained value creation over the longer term. The Committee believes the EPS and ROIC goals for the performance shares covering the 3-year performance period ending September 30, 2015 can be characterized as challenging and difficult to achieve, but attainable with significant effort and skill on the part of our executive leadership team.

        Under our performance plan, the Committee will determine whether the performance goals have been met at the end of the performance period. Accordingly, for the performance plan covering fiscal years 2013 through 2015, EPS and ROIC growth will be assessed as of September 30, 2015 for the entire three-year performance period. The performance plan is designed to encourage our executives to focus on the initiatives that promote the achievement of our long-term goals.

        If the performance goals are met, a participating executive will receive a payout in shares of our common stock.

        Under the terms of each grant:

  •
  For the performance period extending from October 1, 2012 through September 30, 2015, the performance metrics are EPS and ROIC, which are weighted at 75% and 25%, respectively. We believe sustained EPS and ROIC performance is critical to deliver long-term value to our stockholders.

  •
  Performance shares are settled using shares of our common stock. Each performance share represents the right to receive one share of our common stock. The common stock will not be restricted upon payout of the award.

  •
  A participating executive has the opportunity to earn a payout between 0% and 150% of his or her target award based on our performance against performance metrics established by the Committee at the beginning of the performance period.

  •
  If threshold performance for a particular metric is not attained, the executive forfeits the right to receive any payout based on that metric. Threshold performance for each of the metrics will result in a payout equal to 50% of the target award. Attaining the maximum goal for each metric will result in a payout equal to 150% of the target award.

  •
  Vesting of performance share units, if any, occurs at the end of the three-year performance period applicable to the awards and is based on continued employment at the end of the period, subject to certain exceptions, which are described below.

  •
  Upon a change in control of AmerisourceBergen, an executive will be entitled to receive a payout of the award, if any, based on an assessment of performance for a shortened performance period (extending through the end of the fiscal quarter preceding the change in control). Except as set forth below, the executive must remain continuously employed by us through the end of the original performance period in order to receive a payout of the award. However, if the executive is involuntarily terminated within two years of a change in control, the performance award will vest on the date of the executive's termination.

  •
  If an executive voluntarily retires prior to the end of a performance period, the performance share award will continue to vest according to its original term, and the executive will be entitled to receive a payout under his or her award, if any, depending upon an assessment of our performance at the end of the three-year performance period.

  •
  There are no dividends paid on outstanding performance share units during the performance period. If the required performance is attained, the executive will receive shares of common stock equal in value to the total dividends that would have been paid on the award.

Equity Award Grant Practices

        We have a written policy on equity grants designed to formalize our equity grant practices and ensure that equity awards will generally be made at specified times. The Committee revised this policy so that, beginning in fiscal year 2013, the Committee will review and approve annual stock option, restricted stock and performance share awards to executives and other eligible employees in November of each year, which generally coincides with the beginning of our fiscal year. This policy change allows the Committee to make equity awards at the beginning of the relevant performance cycle with the benefit of reviewing results from the immediately preceding performance cycle. We also may make equity awards at other times during the year for new hires or other reasons, including, for example, a job promotion or as a result of an acquisition. In accordance with our policy and our Equity Incentive Plan, the Committee has delegated limited authority to the Chief Executive Officer to approve grants to non-executive officers. Such awards may only be made on the 1st day of a month (or the next trading day, if the first day of the month is not a trading day). The Committee must approve any equity awards to the named executive officers.

        The exercise price of any stock option award is the closing price of our common stock on the date of grant. We do not backdate or grant options, restricted stock or restricted stock units retroactively. We generally schedule Board and Committee meetings at least one year in advance and, as noted above, generally make annual equity awards to our named executive officers at approximately the same time every year. We do not time our equity awards to take advantage of the release of earnings or other major announcements by us or market conditions.

Other Compensation

        Our named executive officers receive a limited amount of other benefits as part of a competitive compensation package. These benefits include a company matching contribution under our 401(k) plan, which is provided to all employee participants. We provide an allowance for tax and financial planning services for our executives to give them the opportunity to maximize the benefits from the compensation and benefits programs offered to them. In the aggregate, these other benefits constitute only a small percentage of each named executive officer's total compensation.

Deferred Compensation

        Executives may defer receipt of part or all of their cash compensation under our deferred compensation plan. The plan is intended to promote retention of executives by providing a long-term, tax efficient savings opportunity at low cost to us. Amounts deferred under the plan are deemed invested in the plan investment options chosen by the executive. The executive receives a quarterly adjustment in his or her account for any notional gains and losses on the amounts deferred under the plan.

Employee and Retirement Benefits

        Core employee benefits are available to the named executive officers on the same basis as all domestic employees generally. These benefits include medical and dental coverage, disability insurance, life insurance and a 401(k) plan.

        We offer a benefit restoration plan to selected key management, including the named executive officers. We implemented this plan to address the absence of any non-legacy executive retirement plan following the 2001 merger to form the company and to permit executives to receive the full amount of the company match available for other employees generally under the 401(k) plan. This plan provides an annual contribution amount equal to 4% of a participant's salary and bonus to the extent that his or her compensation exceeds IRS limits applicable to our 401(k) plan.

        Mr. Neu participates in a supplemental executive retirement plan that we maintain. This plan was in existence prior to the 2001 merger that formed our company and is now frozen with respect to participation and benefit accruals. This legacy plan is more fully described on page 42.

Severance and Change in Control Benefits

        Severance Benefits.    We provide severance benefits under specified circumstances to give executives a measure of financial security following the loss of employment, to protect the company from competitive activities after the departure of certain executives, and because we believe that these benefits are important to attract and retain our executives in a competitive industry. We will provide severance benefits if we discharge a named executive officer without cause or he leaves the company for good reason. Good reason means a reduction in base salary or our failure to comply with our obligations (including, in some cases, by diminishing the executive's authority, duties and responsibilities) under his employment agreement. The terms of these benefits are set out in employment agreements and various plans, which are described on pages 44 - 45.

        We do not provide severance benefits if a named executive officer is terminated for cause or leaves without good reason. In that case, we would only pay the amount of accrued obligations.

        Change in Control.    We do not provide enhanced cash compensation in connection with a change in control of the company. The vesting of equity awards will be accelerated if a named executive officer's employment is involuntarily terminated within two years after a change in control. In the event of a change in control, a shortened performance period, which extends only through the end of the fiscal quarter preceding the change in control, will be used to determine the payout under awards of performance shares. We provide these benefits to provide financial protection to employees following an involuntary loss of employment in connection with a change in control and to enable our executives to focus on important business decisions should we be acquired without regard to how the transaction may affect them personally. We believe that this structure provides executives with an appropriate incentive to cooperate in completing a change in control transaction. The Board and the Committee also have discretion under our Equity Incentive Plan to take certain actions in the event of a change in control. These actions include cancelling options that are not exercised within 30 days after a change in control; cashing out outstanding options; cancelling any restricted stock awards in exchange for the payment of cash, property or a combination of cash and property equal to the award's value; or substituting other property (including securities of another entity) for awards granted under our Equity Incentive Plan.

        In addition, there is discretion under the AIP to pay cash bonuses during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be based on performance for the portion of the fiscal year until the change in control event and paid within 75 days of the change in control.

        Any payments that are made to the named executive officer as a result of termination are not intended to constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code. The employment agreements of the named executive officers require us to reduce these payments, if necessary, to ensure that they do not constitute excess parachute payments.

Executive Stock Ownership

        Our executives must own shares of our common stock in an amount equal to a multiple of their base salary. Stock ownership aligns management's interests with those of our stockholders and provides a continuing incentive for management to focus on long-term growth. Under our executive stock ownership guidelines, Mr. Collis must own shares worth six times his base salary and the other named executive officers must own shares worth three times their base salaries. Executives who become subject to the guidelines have three years from the date of hire or change in status, whichever is later, to comply with the ownership requirements. Following its annual review, the Committee determined that each of the named executive officers is in compliance with the guidelines.

Derivatives Trading and Hedging Prohibition

        No director, officer or employee may buy or sell options on our common stock or engage in short sales of our common stock. We also prohibit hedging the economic risk of ownership of our common stock. We discourage our employees from holding our stock in a margin account or pledging our stock as collateral for a loan. We have a written policy for our employees on these matters.

Tax and Accounting Considerations

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to their chief executive officer and the next three most highly compensated executive officers (other than the principal financial officer). The Internal Revenue Code generally excludes from the calculation of the $1 million cap compensation that is based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. In fiscal 2013, a portion of the compensation paid to Messrs. Collis, Chou, Frary and Neu was not deductible.

        We consider the impact of this exclusion when developing and implementing our executive compensation programs. Performance share awards and stock options are generally designed and intended to meet the requirements under the exclusion. The Omnibus Incentive Plan we are recommending that our stockholders approve at the 2014 Annual Meeting includes a series of performance criteria that the Committee may use in establishing specific targets to be attained as a condition to the vesting of stock-based or cash incentive awards under the plan, which is intended to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m).

        However, we also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to attract and retain executive officers who are essential to our financial success and to promote various other corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). The Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code.

Compensation Committee Report

        The Compensation and Succession Planning Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in the 2014 Proxy Statement. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2014 Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

COMPENSATION AND SUCCESSION PLANNING COMMITTEE
Michael J. Long, Chairman Douglas R. Conant Edward E. Hagenlocker Jane E. Henney, M.D.

Executive Compensation Tables

Summary Compensation Table

        The following table sets forth the compensation paid to or earned during fiscal year 2013 by our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, and the three other most highly compensated executive officers, who we refer to in this Proxy Statement as the named executive officers.

(A) Name and Principal Position	(B) Year	(C) Salary	(D) Stock Awards	(E) Option Awards	(F) Non-Equity Incentive Plan Compensation	(G) Change in Pension Value and Nonqualified Deferred Compensation Earnings	(H) All Other Compensation	(I) Total
Steven H. Collis	2013	$1,155,000	$7,710,338	$1,675,899	$1,314,978	—	$143,991	$12,000,206
President and Chief	2012	$1,093,462	$2,699,983	$1,800,015	$1,348,150	—	$115,012	$7,056,622
Executive Officer	2011	$834,634	$727,400	$1,326,600	$1,084,137	—	$637,111	$4,609,882
Tim G. Guttman	2013	$500,000	$720,000	$480,000	$437,888	—	$46,066	$2,183,954
Senior Vice President and	2012	$363,207	$180,236	$334,753	$324,968	—	$23,768	$1,226,932
Chief Financial Officer
John G. Chou	2013	$462,000	$539,980	$360,003	$395,369	—	$58,577	$1,815,929
Executive Vice President	2012	$436,154	$464,995	$309,994	$449,383	—	$51,542	$1,712,068
and General Counsel	2011	$373,653	$257,609	$469,838	$453,992	—	$51,944	$1,607,036
James D. Frary	2013	$400,000	$539,980	$360,003	$300,068	—	$54,933	$1,654,984
Senior Vice President and	2012	$375,385	$375,008	$250,000	$492,456	—	$49,813	$1,542,662
President, AmerisourceBergen	2011	$315,000	$212,146	$386,925	$502,521	—	$46,423	$1,463,015
Specialty Group
David W. Neu	2013	$600,000	$779,994	$520,001	$512,885	—	$61,676	$2,474,556
Senior Vice President and	2012	$538,462	$509,988	$339,998	$441,299	$256,128	$53,756	$2,139,631
President, AmerisourceBergen	2011	$412,789	$212,146	$386,925	$441,000	$84,277	$50,858	$1,587,995
Drug Corporation

Salary (Column C)

        The amounts reported as salary represent the base salaries paid to each of the named executive officers for each fiscal year shown. Amounts shown for Mr. Collis include $31,732, $108,688 and $83,677 deferred into our deferred compensation plan for fiscal years 2011, 2012 and 2013, respectively.

Stock Awards and Option Awards (Columns D and E)

        The amounts reported in Columns D and E represent the grant date fair value for equity awards shown in accordance with Accounting Standards Codification No. 718 disregarding the estimate of forfeitures related to service-based vesting conditions. Such values do not reflect whether the recipient has actually realized a financial benefit from the award. There were no forfeitures by any of the named executive officers in fiscal years 2013, 2012, or 2011. See Note 9 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 relating to assumptions made in the valuation.

        For awards that are subject to performance conditions, such as the performance shares included in the table above, we report the fair value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under Accounting Standards Codification No. 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome is assumed to be at target level attainment and the grant date fair values of the performance shares at target level attainment were as follows: Mr. Collis — $2,400,014, Mr. Guttman — $479,987, Mr. Chou — $360,000, Mr. Frary — $360,000, and Mr. Neu — $519,996. The following represents the grant date fair value of the performance share awards at maximum level attainment: Mr. Collis — $3,600,001, Mr. Guttman $720,000, Mr. Chou — $539,980, Mr. Frary — $539,980, and Mr. Neu — $779,994.

        Long-term equity incentive awards are made pursuant to our Equity Incentive Plan. Annual equity awards generally are divided approximately 40% in the form of stock options, 20% in the form of restricted stock (or restricted stock units), and 40% in the form of performance shares. Stock options have an exercise price equal to the closing price of our common stock on the date of grant. Stock options vest 25% per year beginning on the first anniversary of the grant date and may be exercised over a term of seven years from the date of grant for those stock options granted on or after February 27, 2008. Unvested options granted normally cease to vest upon any termination of employment other than involuntary termination of employment within two years after a change in control. If we terminate a named executive officer for cause, all outstanding options (vested and unvested) are immediately cancelled. (See page 48 for a description of the impact of termination of employment on vesting and exercisability of restricted stock and stock options.)

        Restricted stock and restricted stock unit awards vest on the third anniversary of the grant date. Unvested restricted stock or restricted stock units are forfeited if the executive leaves the company prior to vesting, except by reason of death, disability or an involuntary termination of employment within two years after a change in control. In accordance with the dividend rate applicable to the declaration of dividends on our common stock from time to time, dividends on unvested restricted stock (and restricted stock units) are accrued and paid upon vesting. The dividend rate is not preferential. A restricted stock unit is a right to receive shares of our common stock that is delivered at the time and to the extent that the shares vest.

        In fiscal year 2013, we changed the timing of our annual equity awards to executives and other eligible employees so that annual grants would be made in November of each year, which is in the first quarter of our fiscal year. Previously, the Committee approved annual equity awards in February or March of each year, which is in the second quarter of our fiscal year. As a result, fiscal year 2012 equity awards (made in February 2012) and fiscal year 2013 equity awards (made in November 2012) were made in the same calendar year. However, a portion of the option granted to Mr. Collis in November 2012 was void because the aggregate number of shares of common stock subject to equity grants made to Mr. Collis in calendar year 2012 inadvertently exceeded the per person limit under our Equity Incentive Plan by 272,423 shares. The equity incentive plan restricts the number of shares of common stock that may be subject to awards to any individual in respect of any calendar year. Accordingly, the unvested November 2012 option (originally granted to cover 373,250 shares) was reduced to cover 100,827 shares of common stock. The November 2012 option has an exercise price of $40.21 per share, the closing price per share of common stock on the date of grant. On August 7, 2013, the Committee awarded Mr. Collis a corrective equity grant to replace the fair value on that date of the cancelled options. The August 2013 equity grant was comprised of an option to acquire 107,826 shares of our common stock (determined as of August 7, 2013) and a restricted stock award for 77,995 shares of common stock. The August 2013 stock option has an exercise price equal to $58.74 per share, the closing price per share of common stock on the date of grant and vests in four equal annual installments. Following Mr. Collis's completion of three years of service measured from the August 7, 2013 grant date, the August 2013 restricted stock will vest on any date between August 7, 2016 and November 14, 2019 on which the average daily closing price per share of common stock calculated for the immediately preceding ninety (90) consecutive trading dates is greater than $40.21 per share. The purpose of the August 7, 2013 grant was to replace the fair value on that date of the unvested November 2012 options that were void and to provide Mr. Collis with the equity incentive compensation that the Committee had intended to grant him in fiscal year 2013.

        Performance shares vest at the end of the three-year performance period applicable to the awards, subject to achievement of the performance metrics and except as noted below. If threshold performance for a performance metric is not achieved, the executive will forfeit the right to receive any payout based on that metric. An executive will forfeit his or her award under the performance plan upon voluntary termination of employment or termination for cause prior to vesting. An executive is entitled to receive a pro-rata portion of his or her award in the event of the executive's death, disability or involuntary termination without cause prior to vesting, provided such event occurs after at least eighteen months from the beginning of the performance period. In addition, in the event of the executive's death or disability, the performance period will be measured only through the end of the most recently completed quarter prior to such event. Upon a change in control of AmerisourceBergen, an executive will be entitled to receive a payout, if any, based upon a shortened performance period (extending from the beginning of the performance period through the end of the fiscal quarter preceding the change in control), but the vesting and the payout of the award, if any, would be made at the end of the original performance period so long as the executive is continuously employed by us. However, in the case of the executive's involuntary termination with or without cause within two years of a change in control, the performance award will vest on the date of the executive's termination. If an executive voluntarily retires, the executive will be entitled to receive a payout of his or her award at the end of the three-year performance period. In accordance with the dividend rate applicable to the declaration of dividends on our common stock from time to time, dividends on unvested performance share units are accrued and paid upon vesting. The dividend rate is not preferential.

Non-Equity Incentive Plan Compensation (Column F)

        The amounts reported in Column F represent the annual cash bonuses awarded to the named executive officers under our AIP for the fiscal year shown. Cash bonuses were calculated based on the degree to which the named executive officer achieved the performance criteria established for him or her by the Compensation and Succession Planning Committee in the preceding November and approved by the Committee and paid in the November following the close of the applicable fiscal year.

        Under the AIP, payment of cash bonus depends upon the achievement of pre-established performance goals for the fiscal year. Cash bonus payments depend primarily on the achievement of financial performance goals and secondarily on individual leadership goals. We use a mix of financial performance goals at the corporate and, depending on the named executive officer, business unit level. In fiscal year 2013, corporate level financial performance measures were EPS, ROIC and free cash flow, and business unit financial performance measures for certain named executive officers were ABDC operating income, ABDC pre-tax profit and ABDC revenue and ABSG operating income, ABSG pre-tax profit and ABSG revenue. (See cash bonus discussion on pages 27 - 30 under "Compensation Discussion and Analysis.")

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column G)

        The amounts reported in Column G for Mr. Neu include the aggregate year-over-year change in the actuarial present value of his accumulated benefit in the Bergen Brunswig Supplemental Retirement Plan measured as of September 30, 2013, except that the actuarial present value of the accumulated benefit in the plan decreased $146,713 from September 30, 2012 to September 30, 2013 and this negative amount is not included in the table in accordance with SEC rules.

        We do not provide above-market or preferential earnings on deferred compensation.

All Other Compensation (Column H)

        The following table shows the specific components of the amounts shown for fiscal year 2013 in Column H of the Summary Compensation Table:

Name	Year	Employee Investment Plan (1)	Benefit Restoration Plan (2)	Financial Planning	Dividends Paid Upon Vesting of Restricted Stock	Airline Membership Dues	Total
Steven H. Collis	2013	$10,200	$89,165	$15,000	$29,326	$300	$143,991
Tim G. Guttman	2013	$10,200	$19,903	$11,500	$4,463	—	$46,066
John G. Chou	2013	$10,200	$26,040	$11,500	$10,837	—	$58,577
James D. Frary	2013	$10,200	$25,283	$11,500	$7,650	$300	$54,933
David W. Neu	2013	$10,200	$30,413	$11,500	$9,563	—	$61,676

(1)
These amounts represent company contributions under the AmerisourceBergen Employee Investment Plan, our 401(k) plan, which were posted to the executives' accounts during fiscal year 2013.

(2)
These amounts represent company contributions to the AmerisourceBergen Corporation Benefit Restoration Plan (see page 43 for a description of the plan), which were posted to the executives' accounts during fiscal year 2013.

 Grants of Plan-Based Awards

        The following table sets forth certain information regarding grants of plan-based awards to each of our named executive officers during fiscal year 2013.

										All Other Option Awards: Number of Securities Underlying Options (#)
									All Other Stock Awards: Number of Shares of Stock or Units (#)			Grant Date Fair Value of Stock and Option Awards ($) (3)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/ Sh)
		Grant Date	Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)	Threshold (#) (2)	Target (#) (2)	Maximum (#) (2)
Name	Type
Steven H. Collis	Restricted Stock	11/14/2012	—	—	—	—	—	—	29,843	—	—	$1,199,987
	Restricted Stock	8/7/2013	—	—	—	—	—	—	77,995	—	—	$4,110,337
	Performance Shares	11/14/2012	—	—	—	29,843	59,687	89,530	—	—	—	$2,400,014
	Nonqualified Stock Options	11/14/2012	—	—	—	—	—	—	—	100,827	$40.21	$648,317
	Nonqualified Stock Options	8/7/2013	—	—	—	—	—	—	—	107,826	$58.74	$1,027,582
	Annual Cash Bonus	n/a	$301,351	$1,501,500	$2,252,250	—	—	—	—	—	—	—
Tim G. Guttman	Restricted Stock	11/14/2012	—	—	—	—	—	—	5,969	—	—	$240,013
	Performance Shares	11/14/2012	—	—	—	5,969	11,937	17,906	—	—	—	$479,987
	Nonqualified Stock Options	11/14/2012	—	—	—	—	—	—	—	74,650	$40.21	$480,000
	Annual Cash Bonus	n/a	$100,350	$500,000	$750,000	—	—	—	—	—	—	—
John G. Chou	Restricted Stock	11/14/2012	—	—	—	—	—	—	4,476	—	—	$179,980
	Performance Shares	11/14/2012	—	—	—	4,476	8,953	13,429	—	—	—	$360,000
	Nonqualified Stock Options	11/14/2012	—	—	—	—	—	—	—	55,988	$40.21	$360,003
	Annual Cash Bonus	n/a	$92,723	$462,000	$693,000	—	—	—	—	—	—	—
James D. Frary	Restricted Stock	11/14/2012	—	—	—	—	—	—	4,476	—	—	$179,980
	Performance Shares	11/14/2012	—	—	—	4,476	8,953	13,429	—	—	—	$360,000
	Nonqualified Stock Options	11/14/2012	—	—	—	—	—	—	—	55,988	$40.21	$360,003
	Annual Cash Bonus	n/a	$80,360	$400,000	$600,000	—	—	—	—	—	—	—
David W. Neu	Restricted Stock	11/14/2012	—	—	—	—	—	—	6,466	—	—	$259,998
	Performance Shares	11/14/2012	—	—	—	6,466	12,932	19,398	—	—	—	$519,996
	Nonqualified Stock Options	11/14/2012	—	—	—	—	—	—	—	80,871	$40.21	$520,001
	Annual Cash Bonus	n/a	$120,540	$600,000	$900,000	—	—	—	—	—	—	—

(1)
These amounts represent possible payouts of fiscal year 2013 cash bonuses under the AIP. The amounts shown in the "Threshold" column represent the minimum amount payable under the AIP plan based on the assumption that corporate and business performance exceeded the thresholds established for the financial performance goals and individual leadership goals were met. We do not pay bonus for performance that is at or below the threshold established for the financial performance goals. For performance that exceeds threshold but does not meet target, bonus payments are based on the level of performance and are increased ratably until target is reached. The actual payouts under the AIP to our named executive officers for fiscal year 2013 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The share amounts shown in these columns represent the range of possible performance share award payouts at various levels of attainment for each named executive officer under the performance plan for the performance period beginning October 1, 2012 and ending September 30, 2015.

(3)
Amounts in this column represent the grant date fair value of restricted stock, performance shares, and stock options. For awards made to our named executive officers on November 14, 2012, the dollar value shown for restricted stock is based on the closing price of our common stock of $40.21 per share on November 14, 2012. For awards that are subject to performance conditions, such as the performance shares, in the table above, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under Accounting Standards Codification No. 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome of the performance shares is assumed to be at target level attainment. The dollar amount shown for nonqualified stock options was determined on the basis of a binomial method of valuation. For the award made to Mr. Collis on August 7, 2013, the dollar value shown for restricted stock is based on the closing price of our common stock of $58.74 per share on August 7, 2013. The restricted stock award made to Mr. Collis on August 7, 2013 will vest following Mr. Collis's completion of a three-year service period on any date between August 7, 2016 and November 14, 2019 on which the average daily closing price per share of common stock calculated for the immediately preceding ninety (90) consecutive trading days is greater than $40.21 per share.

Outstanding Equity Awards at 2013 Fiscal Year End

        The following table provides information on stock options and stock awards (including unvested/unearned restricted stock, restricted stock units and performance shares) held by our named executive officers as of September 30, 2013.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Steven H. Collis	02/08/2006	145,622	—	$21.26	02/08/2016	—	—	—	—
	02/15/2007	153,286	—	$27.07	02/15/2017	—	—	—	—
	02/27/2008	150,000	—	$21.46	02/27/2015	—	—	—	—
	02/19/2009	157,500	—	$17.78	02/19/2016	—	—	—	—
	03/03/2010	129,375	43,125	$28.00	03/03/2017	—	—	—	—
	02/16/2011	90,000	90,000	$36.37	02/16/2018	20,000	$1,222,000	—	—
	02/29/2012	70,866	212,601	$37.37	03/01/2019	24,083	$1,471,471	72,250	$4,414,475
	11/14/2012	—	100,827	$40.21	11/14/2019	29,843	$1,823,407	89,530	$5,470,283
	08/07/2013	—	107,826	$58.74	08/07/2020	77,995	$4,765,495	—	—

		896,649	554,379			151,921	$9,282,373	161,780	$9,884,758
Tim G. Guttman	02/27/2008	6,375	—	$21.46	02/27/2015	—	—	—	—
	02/19/2009	13,125	—	$17.78	02/19/2016	—	—	—	—
	03/03/2010	19,687	6,563	$28.00	03/03/2017	—	—	—	—
	02/16/2011	13,125	13,125	$36.37	02/16/2018	2,917	$178,229	—	—
	02/29/2012	13,179	39,538	$37.37	03/01/2019	4,823	$294,685	—	—
	11/14/2012	—	74,650	$40.21	11/14/2019	5,969	$364,706	17,906	$1,094,057

		65,491	133,876			13,709	$837,620	17,906	$1,094,057
John G. Chou	02/08/2006	21,460	—	$21.26	02/08/2016	—	—	—	—
	02/15/2007	30,656	—	$27.07	02/15/2017	—	—	—	—
	02/27/2008	37,500	—	$21.46	02/27/2015	—	—	—	—
	02/19/2009	48,000	—	$17.78	02/19/2016	—	—	—	—
	03/03/2010	47,812	15,938	$28.00	03/03/2017	—	—	—	—
	02/16/2011	31,875	31,875	$36.37	02/16/2018	7,083	$432,771	—	—
	02/29/2012	12,204	36,614	$37.37	03/01/2019	4,148	$253,443	12,443	$760,267
	11/14/2012	—	55,988	$40.21	11/14/2019	4,476	$273,484	13,429	$820,512

		229,507	140,415			15,707	$959,698	25,872	$1,580,779
James D. Frary	08/01/2007	5,000	—	$23.08	08/01/2017	—	—	—	—
	02/19/2009	28,125	—	$17.78	02/19/2016	—	—	—	—
	03/03/2010	33,750	11,250	$28.00	03/03/2017	—	—	—	—
	09/23/2010	14,062	4,688	$30.34	09/23/2017	—	—	—	—
	02/16/2011	26,250	26,250	$36.37	02/16/2018	5,833	$356,396	—	—
	02/29/2012	9,842	29,528	$37.37	03/01/2019	3,345	$204,380	10,035	$613,139
	11/14/2012	—	55,988	$40.21	11/14/2019	4,476	$273,484	13,429	$820,512

		117,029	127,704			13,654	$834,260	23,464	$1,433,651
David W. Neu	02/16/2011	26,250	26,250	$36.37	02/16/2018	5,833	$356,396	—	—
	02/29/2012	13,385	40,158	$37.37	03/01/2019	4,549	$277,944	13,647	$833,832
	11/14/2012	—	80,871	$40.21	11/14/2019	6,466	$395,073	19,398	$1,185,218

		39,635	147,279			16,848	$1,029,413	33,045	$2,019,050

(1)
Stock options granted before 2008 have a ten-year term and stock options granted during and after 2008 have a seven-year term. Stock options vest at a rate of 25% per year on the anniversary of the grant date over the four-year period from the date of grant.

(2)
Restricted stock awards vest 100% on the third anniversary of the grant date, except that the restricted stock award granted to Mr. Collis on August 7, 2013 will vest on any date on or after the third anniversary of the grant date and the end of the option term (November 14, 2019) on which the average daily closing price per share of common stock calculated for the immediately preceding ninety (90) consecutive trading days is greater than $40.21 per share.

(3)
Based on the closing price of our common stock of $61.10 per share on September 30, 2013, the last trading day of our fiscal year.

(4)
Represents the number of performance shares at maximum level attainment. Performance shares vest, if at all, on the third anniversary of the grant date, subject to attainment of the applicable performance metrics at the end of the three-year performance period.

 Option Exercises and Stock Vested in Fiscal Year 2013

        The following table sets forth the number of shares acquired and the value realized upon exercise of stock options and vesting of restricted stock during fiscal year 2013 by each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Steven H. Collis	245,258	$9,580,076	19,167	$919,633
Tim G. Guttman	—	—	2,917	$139,958
John G. Chou	33,518	$1,397,641	7,083	$339,842
James D. Frary	15,000	$563,563	7,083	$368,150
David W. Neu	95,437	$2,874,452	6,250	$299,875

(1)
Value realized on exercise is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the named executive officer.

(2)
Value realized on vesting is based on the fair market value of our common stock on the date of vesting before tax withholding and does not necessarily reflect proceeds actually received by the named executive officer.

Pension Benefits

        The following table provides information concerning supplemental retirement benefits for Mr. Neu. The other named executive officers do not participate in any pension or supplemental pension plan.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year ($)
David W. Neu	Supplemental Executive Retirement Plan	21.5	$1,214,418	—

(1)
The present value of the accumulated SERP benefit is calculated as of September 30, 2013 using minimum lump sum factors as required by the Internal Revenue Service. See Note 8 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for assumptions used to estimate the benefit obligation.

        Bergen Brunswig Supplemental Executive Retirement Plan.    We maintain a supplemental retirement plan for certain individuals who were designated officers and directors of one of our predecessor companies, Bergen Brunswig Corporation. Mr. Neu participates in this supplemental retirement plan. The plan was frozen as to new participants and compensation as of September 30, 2003. The plan is referred to as a "target" benefit plan because the plan seeks to provide a target level of retirement income for each participant based on a variety of factors. In general, benefits are determined based on a percentage of average compensation earned during the five years preceding the earlier of termination of employment or December 31, 2001, reduced by certain amounts, including, among others, the participant's social security payments and other retirement benefits payable to the participant. A $5,000 funeral benefit is payable to a participant's estate if the participant dies before the termination of employment. Under this plan, benefits become fully vested after five years of service or the attainment of age 62 while employed by us. Benefits are payable in a lump sum or in the form of a joint and survivor annuity, consisting of monthly payments to the participant for life. Upon the participant's death, a specified percentage of the monthly benefit will be paid to the participant's surviving beneficiary for the beneficiary's remaining life. Benefits payable under the plan are subject to any restrictions imposed under Section 409A of the Internal Revenue Code governing deferred compensation.

 Non-Qualified Defined Contribution and Other Deferred Compensation in Fiscal Year 2013

        The following table sets forth information regarding participation by the named executive officers in AmerisourceBergen's deferred compensation plan and benefit restoration plan during fiscal year 2013 and at fiscal year end.

Name	Executive Contributions in Last Fiscal Year to Deferred Compensation Plan ($) (1)	AmerisourceBergen Contributions in Last Fiscal Year to AmerisourceBergen Corporation Benefit Restoration Plan ($) (1)	Earnings in Last Fiscal Year in Deferred Compensation Plan ($) (2)	Earnings in Last Fiscal Year in Benefit Restoration Plan ($) (2)	Aggregate Withdrawals / Distributions ($) (3)	Balance at Last Fiscal Year End in Deferred Compensation Plan ($)	Balance at Last Fiscal Year End in Benefit Restoration Plan ($)
Steven H. Collis	$83,677	$89,165	$294,769	$41,848	—	$1,694,347	$439,306
Tim G. Guttman	—	$19,903	—	$17,965	—	—	$148,906
John G. Chou	—	$26,040	—	$14,729	—	—	$186,302
James D. Frary	—	$25,283	$63,385	$8,789	—	$391,829	$78,694
David W. Neu	—	$30,413	—	$16,749	—	—	$212,132

(1)
The amounts shown as contributions to the deferred compensation plan and the benefit restoration plan are also reported as compensation to the named executive officer in the Summary Compensation Table.

(2)
Amounts shown represent the net change to the named executive officer's account in fiscal year 2013 for the aggregate gains and losses on the plan investments under the benefit restoration plan and the deferred compensation plan. The amounts shown are not considered above market or preferential earnings and are not reported as compensation in the Summary Compensation Table.

(3)
Amounts shown represent a withdrawal from the named executive officer's deferred compensation plan account.

        Deferred Compensation Plan.    Eligible executive officers may elect to defer up to 50% of their annual cash compensation and have the deferred amount credited in an account under the deferred compensation plan. Deferral elections are made in December for compensation to be earned in the next year. Election forms must be filed for each year an executive officer wishes to defer compensation and each form shall specify the method of payment of benefits and the time such payment is to commence. Participants select the investment options under the plan and may change their election at any time by contacting the plan administrator. Aggregate earnings and losses on plan investments are credited to participants' accounts on a quarterly basis. The deferred benefits will be distributed by us in accordance with the terms of the plan and payment will be made at the times elected by the executive officer in accordance with the election form. An executive officer must specify whether he or she wishes to receive payment starting in the year of retirement or in the year after retirement and may elect to receive the deferred benefits (i) over annual periods ranging from three to fifteen years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the plan.

        AmerisourceBergen Corporation Benefit Restoration Plan.    Selected key management, including all of the named executive officers, participate in the benefit restoration plan. (This plan was formerly known as our supplemental 401(k) plan.) The benefit restoration plan credits the account of each eligible participant with an annual amount equal to four percent (4%) of the participant's base salary and bonus incentive to the extent that his or her compensation exceeds the annual compensation limit established for our 401(k) plan by the Internal Revenue Code. The compensation limit is $255,000 for 2013. Annual accruals under the executive plan commenced effective as of January 1, 2006. In addition to annual accruals, certain eligible participants were credited with an initial amount based on his or her service after the merger in 2001 to form AmerisourceBergen. Fidelity Investments administers the benefit restoration plan. Participants will be permitted to allocate the amounts in their accounts among investment options specified by the benefit restoration plan administrator from time to time. Such allocation will be only for the purposes of determining gains and losses based on the performance of the underlying investments. Fidelity will credit participant accounts with plan benefits following the close of each calendar year. Account balances under the benefit restoration plan do not vest in full until an employee reaches age 62 (or age 55 with more than 15 years of service), except that vesting is accelerated for disability, death and a change in control (as long as the participant is employed by the company on the date of the change in control). If a participant is terminated for cause, he or she forfeits all vested and unvested account balances under the benefit restoration plan.

 Employment Agreements

        We have employment agreements with each of our named executive officers. The employment agreements are substantially similar in form and substance. Each employment agreement provides the following:

  •
  Continuation of base salary in effect for the named executive officer, subject to increase in accordance with our prevailing practice from time to time.

  •
  Incentive compensation, bonus and benefits in accordance with our prevailing practice from time to time.

  •
  Rights on our part to terminate the executive for cause or without cause.

  •
  Rights on the executive's part to terminate for good reason (upon at least 60 days' prior written notice and opportunity for the company to cure) or without good reason (upon at least 30 days' prior written notice).

  •
  During, and for a period of two years following termination of employment, each of the named executive officers has agreed not to (i) compete, directly or indirectly, with any business in which we or our subsidiaries engage or are considering for development or investment or (ii) solicit any of our employees for employment. The non-compete obligation of our named executive officers also includes the obligation to abide by non-compete obligations to which we are subject as a result of a divestiture or other contractual restrictions.

Potential Payments upon Termination of Employment or Change in Control

        Termination of Employment without Cause or Resignation with Good Reason.    Our named executive officers' employment agreements provide for severance payments in the event that we terminate their employment without cause or they leave the company for good reason. The table below identifies what would constitute cause or good reason to terminate employment under the agreements:

Cause for termination means:	Good reason for termination means:
Continued failure to substantially perform job duties	Reduction in base salary
Willful misconduct	Diminution of authority, duties or responsibilities
Conviction of a felony or a misdemeanor involving moral turpitude that materially harms the company	Failure to provide agreed position or pay

        In order to receive severance payments, the named executive officer must sign a release of any and all claims relating to his or her employment with us. These benefits include:

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  payment of base salary for a period of two years following the loss of employment;

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  payment of a pro rata bonus or, in the case of certain executives, a two-year bonus continuation payment based on the average annual bonuses paid in the preceding three years;

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  reimbursement of costs incurred by the executive to continue health coverage after the termination of employment;

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  executive outplacement assistance; and

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  accrued but unpaid cash compensation, such as unpaid base salary, vacation pay and business expenses (paid in a lump sum within 30 days of termination of employment).

        To the extent compliance with Section 409A of the Internal Revenue Code is necessary to avoid the application of an excise tax to any of the foregoing payments and benefits, the employment agreements provide for deferral (without interest) of any affected amounts due in the six months following the termination of employment.

        Termination of Employment with Cause or Resignation without Good Reason.    If we fire an executive for cause or he resigns without good reason, we will not pay the executive any cash severance. We will, however, pay him accrued but unpaid cash compensation through the date of termination. These amounts will include base salary through the date of termination, declared but unpaid bonus, accrued vacation pay and outstanding employee business expenses.

        Disability or Death.    If a named executive officer becomes disabled or dies, we will pay the executive, or his or her estate, the executive's pro rata target bonus and an amount equal to his or her accrued but unpaid cash compensation

(including base salary, vacation pay and outstanding business expenses). We will pay this amount in a lump sum in cash within 30 days from the date of disability or death, except for the portion attributable to the cash bonus. That amount will be paid when the annual bonuses are paid to all employees generally.

        Retirement and Deferred Compensation Benefits.    Following retirement or termination of employment, our named executive officers will receive payment of retirement benefits and deferred compensation benefits under various plans in which they participate. The value of those benefits as of September 30, 2013 is set forth on pages 42 and 43 in the tables entitled "Pension Benefits" and "Nonqualified Defined Contribution and Other Deferred Compensation." There are no special or enhanced benefits under those plans for our named executive officers except that any account balances under the benefit restoration plan would vest upon an executive's disability or death or as a result of a change in control of the company as long as the executive is employed by us on the date of the change in control.

        Change in Control.    We do not provide cash severance or enhanced benefits under the employment agreements with our named executive officers solely in connection with a change in control of the company. Certain of our benefit plans provide for accelerated vesting in connection with a change in control as follows:

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  account balances under the benefit restoration plan would immediately vest upon a change in control as long as the executive is still employed by us;

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  unvested stock options will vest and restrictions on stock awards will lapse if the executive is involuntarily terminated by us, whether or not for cause, within two years after a change in control; and

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  unvested performance share units will vest in the case of an executive's involuntarily termination of employment, whether or not for cause, within two years of a change in control and the payout of the award, if any, will be based on a shortened performance period (extending from the beginning of the performance period through the end of the fiscal quarter preceding the change in control).

        In addition, there are some circumstances where an award of benefits in connection with a change in control of the company is discretionary. Our internal benefits committee has discretion under our AIP to pay bonuses to eligible employees during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be based on performance for the portion of the fiscal year until the change in control event and paid within 75 days of the change in control. In the event of a change in control, the Board may, in its discretion, cancel outstanding options that are not exercised within 30 days of the change in control, cash out the value of outstanding options or restricted stock or make any other adjustments it deems appropriate under the Equity Incentive Plan. The Board may also cancel any award made under the Equity Incentive Plan in exchange for payment of an equal value in cash or stock.

        No payments made to a named executive officer as a result of termination may constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code. The employment agreements require us to reduce, if necessary, the amount of severance due to the named executive officers in connection with a termination of employment to ensure that such payments do not constitute excess parachute payments.

Potential Payments upon Termination of Employment or Change in Control

        The table below quantifies the potential payments that would be owed to each named executive officer under various scenarios involving the termination of employment or change in control of the company as of September 30, 2013. The amounts presented are in addition to accumulated pension benefits and the balances under our deferred compensation plan (set forth on pages 43 and 44):

Name	Benefit	Death and Termination with Disability	Termination by Executive without Good Reason	Termination by Company without Cause or by Executive for Good Reason	Termination by Company for Cause	Change in Control	Involuntary Termination with or without Cause within Two Years of Change in Control (1)
Steven H. Collis	Accrued Unpaid Salary	$22,212	$22,212	$22,212	$22,212	—	—
	2013 Bonus	$1,501,500	—	$1,501,500	—	—	—
	Salary Continuation	—	—	$2,310,000	—	—	—
	Bonus Continuation	—	—	$2,339,865	—	—	—
	COBRA Premiums	—	—	$42,847	—	—	—
	Outplacement	—	—	$10,000	—	—	—
	Accelerated Vesting of Equity (2)	$22,591,809	—	—	—	—	$27,819,785
	Incremental Pension Benefits (3)	—	—	—	—	—	—
	Benefit Restoration Plan (4)	$439,306	—	—	—	$439,306	—

	Total	$24,554,827	$22,212	$6,226,424	$22,212	$439,306	$27,819,785
Tim G. Guttman	Accrued Unpaid Salary	$9,615	$9,615	$9,615	$9,615	—	—
	2013 Bonus	$500,000	—	$500,000	—	—	—
	Salary Continuation	—	—	$1,000,000	—	—	—
	Bonus Continuation	—	—	—	—	—	—
	COBRA Premiums	—	—	$41,406	—	—	—
	Outplacement	—	—	$10,000	—	—	—
	Accelerated Vesting of Equity (2)	$3,877,112	—	—	—	—	$4,697,654
	Incremental Pension Benefits (3)	—	—	—	—	—	—
	Benefit Restoration Plan (4)	$148,906	—	—	—	$148,906	—

	Total	$4,535,633	$9,615	$1,561,021	$9,615	$148,906	$4,697,654
John G. Chou	Accrued Unpaid Salary	$8,885	$8,885	$8,885	$8,885	—	—
	2013 Bonus	$462,000	—	$462,000	—	—	—
	Salary Continuation	—	—	$924,000	—	—	—
	Bonus Continuation	—	—	$941,610	—	—	—
	COBRA Premiums	—	—	$39,642	—	—	—
	Outplacement	—	—	$10,000	—	—	—
	Accelerated Vesting of Equity (2)	$4,701,545	—	—	—	—	$5,510,748
	Incremental Pension Benefits (3)	—	—	—	—	—	—
	Benefit Restoration Plan (4)	$186,302	—	—	—	$186,302	—

	Total	$5,358,732	$8,885	$2,386,137	$8,885	$186,302	$5,510,748
James D. Frary	Accrued Unpaid Salary	$7,692	$7,692	$7,692	$7,692	—	—
	2013 Bonus	$400,000	—	$400,000	—	—	—
	Salary Continuation	—	—	$800,000	—	—	—
	Bonus Continuation	—	—	—	—	—	—
	COBRA Premiums	—	—	$42,197	—	—	—
	Outplacement	—	—	$10,000	—	—	—
	Accelerated Vesting of Equity (2)	$4,182,862	—	—	—	—	$4,954,556
	Incremental Pension Benefits (3)	—	—	—	—	—	—
	Benefit Restoration Plan (4)	$78,694	—	—	—	$78,694	—

	Total	$4,669,248	$7,692	$1,259,889	$7,692	$78,694	$4,954,556
David W. Neu	Accrued Unpaid Salary	$11,538	$11,538	$11,538	$11,538	—	—
	2013 Bonus	$600,000	—	$600,000	—	—	—
	Salary Continuation (5)	$1,200,000	—	$1,200,000	—	—	—
	Bonus Continuation (5)	$600,000	—	$969,359	—	—	—
	COBRA Premiums	—	—	$42,847	—	—	—
	Outplacement	—	—	$10,000	—	—	—
	Accelerated Vesting of Equity (2)	$5,211,505	—	—	—	—	$6,312,976
	Incremental Pension Benefits (3)	$270,822	$270,822	$270,822	—	—	—
	Benefit Restoration Plan (4)	$212,132	—	—	—	$212,132	—

	Total	$8,105,997	$282,360	$3,104,566	$11,538	$212,132	$6,312,976

(1)
The benefits shown are in addition to any amounts that the executive would receive (i) as a result of the accelerated vesting of account balances under the benefit restoration plan upon a change in control, as shown in the column "Change in Control," or (ii) if the termination of his or her employment was without cause, as shown in the column "Termination by Company without Cause or by Executive for Good Reason." Applying the Section 280G analysis to benefits otherwise payable to Messrs. Collis, Guttman, Chou, Frary, and Neu in the event of a change in control and an involuntary termination of employment as of September 30, 2013 would result in a reduction in benefits in the amount of $21,561,856, $1,531,579, $4,717,875, $3,957,806 and $5,194,302, respectively.

(2)
The value of the accelerated vesting of unvested restricted stock is calculated by multiplying the number of shares of unvested restricted stock held by the named executive officer as of September 30, 2013 by $61.10, the closing price of our common stock on that date. The value of the accelerated vesting of unvested options is calculated by multiplying the number of unvested options held by the named executive officer on September 30, 2013 by the difference between the exercise price of the options and $61.10, the closing price of a share of our common stock on that date. Unvested restricted stock vests in the case of disability, death or an involuntary termination of employment within two years of a change in control of the company. Unvested stock options vest upon an involuntary termination of employment within two years of a change in control of the company. The value of the accelerated vesting of unvested performance shares is calculated based upon the probable outcome to date multiplied by $61.10, the closing price of our common stock on that date.

(3)
The amounts shown as incremental pension and supplemental retirement benefits payable in the event that the named executive officer's employment had been terminated as of September 30, 2013 represent the increase, if any, in the actual benefit, payable as a lump sum, over the present value of the accumulated benefit shown in the Pension Benefits table. The lump sum amounts were calculated using the RP 2000 Mortality table, with life expectancy projected in accordance with IRS rules and the applicable minimum present value segment interest rates. Benefits under the supplemental retirement plans may be forfeited if a participant is terminated for cause or engages in conduct that is detrimental to AmerisourceBergen, such as joining a competitor.

(4)
The amounts shown represent the value of unvested account balances under the benefit restoration plan for events that would result in the accelerated vesting and payment of those benefits. Account balances under the benefit restoration plan do not vest in full until an employee reaches age 62 (or age 55 with more than 15 years of service), except that vesting is accelerated upon disability, death and change in control of the company (so long as the participant is employed by the company on the date of the change in control). Unvested account balances are forfeited if the participant is terminated for any reason other than death or disability. If a participant is terminated for cause, he or she forfeits all vested and unvested account balances under the benefit restoration plan. Distribution of account balances upon termination of employment, death, disability or change in control are made in a lump sum.

(5)
In the case of death, the present value of amounts owed as salary continuation will be paid within a specified time after death. In addition, there is no bonus continuation in the event of death.

        Equity Awards.    Our restricted stock, restricted stock unit, performance share and stock option awards include provisions that result in the vesting or forfeiture of awards, depending on the reason for termination of employment. These provisions are as follows:

Reason for Termination	Unvested Awards	Impact on Expiration Date of Vested Options
Termination for Cause	Forfeit	Immediately upon termination
Voluntary Termination by Executive	Forfeit	3 months from date of termination
Termination without Cause	Forfeit Restricted Stock and Restricted Stock Units
Forfeit Options
	Performance Shares forfeited if termination is prior to 18 months from the beginning of the performance period; otherwise, payout at end of performance period is reduced pro-rata for period of employment	1 year from date of termination
Involuntary Termination by AmerisourceBergen within 2 Years of Change in Control	Restrictions lapse on Restricted Stock and Restricted Stock Units Options vest Performance Shares vest with performance period measured only through end of quarter preceding change in control event	1 year from date of termination
Death	Restrictions lapse on Restricted Stock and Restricted Stock Units
Forfeit Options
	Performance Shares forfeited if death is prior to 18 months from the beginning of the performance period; otherwise, performance shares vest and payout is reduced for period of employment and performance period is measured only through end of quarter preceding death	1 year from date of termination
Disability	Restrictions lapse on Restricted Stock and Restricted Stock Units
Forfeit Options
	Performance Shares forfeited if disability occurs prior to 18 months from the beginning of the performance period; otherwise, performance shares vest and payout is reduced for period of employment and performance period is measured only through end of quarter preceding disability	1 year from date of termination
Retirement (for awards granted prior to August 10, 2004)	Forfeit	3 months from date of termination
Voluntary Retirement (for awards granted on or after August 10, 2004 but prior to February 19, 2009)	Forfeit	3 years from date of termination
Voluntary Retirement (for awards granted on or after February 19, 2009)	Restricted Stock, Restricted Stock Units, Performance Shares and Options continue to vest to the extent and according to the schedule set forth in the applicable award agreement	Expires at the end of the stated term in the applicable award agreement

CERTAIN TRANSACTIONS

What is our policy with respect to transactions with related persons?

        We have a written Related Persons Transactions Policy. The Audit and Corporate Responsibility Committee must approve or ratify any transaction, arrangement or relationship exceeding $120,000 in which the company and any related person has a direct or indirect material interest. This policy includes any series of transactions that exceeds $120,000 in the aggregate in any calendar year. Related persons include:

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  directors and nominees;

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  executive officers;

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  persons controlling more than 5% of our common stock;

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  the immediate family members of each of these individuals; and

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  a firm, corporation or other entity in which any of these individuals is employed or is a partner or principal or in which any of these individuals has more than 5% ownership interest.

        Related persons must notify the General Counsel in advance of any proposed transaction with us. They must explain the principal features of the proposed transaction, including its potential value and benefit to us. The General Counsel will refer all proposed related person transactions exceeding $120,000 to the Audit and Corporate Responsibility Committee for review.

        The Audit and Corporate Responsibility Committee will consider the proposed transaction at its next regularly scheduled meeting. In reviewing the proposed transaction, the committee will take into account those factors it considers appropriate, including the business reasons for the transaction and whether the terms of the transaction are fair to the company and no less favorable than would be provided by an unaffiliated third party. The committee will also consider, if applicable, whether the proposed transaction would impair the independence of a director or present an improper conflict of interest for directors, nominees or executive officers. Directors with an interest in any proposed transaction will not vote on the proposed transaction. The committee will review annually any ongoing related person transactions.

What is our policy with regard to loans to directors or officers?

        Our corporate governance principles prohibit us from making any loans or extensions of credit to directors or executive officers. We do not have any programs under which we extend loans to either directors or officers.

Transactions with Management

        The stepfather of Mr. Collis's wife is employed as an infrastructure planner for AmerisourceBergen. He received approximately $120,000 in compensation in fiscal year 2013. Mr. Neu's wife is employed as a vice president of AmerisourceBergen. She received approximately $296,000 in compensation in fiscal year 2013. Compensation amounts for these individuals include salary, bonus and equity compensation, if applicable. The compensation for these individuals was established in accordance with our standard employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions.

ADVISORY VOTE TO APPROVE THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
(Item 3 on the Proxy Card)

        In accordance with the requirements of Section 14A of the Exchange Act, we are including this proposal, commonly known as a "say-on-pay" proposal, which gives our stockholders the opportunity to endorse our executive officer pay program and policies through the following resolution:

  "RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to AmerisourceBergen's named executive officers, as disclosed in AmerisourceBergen's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion."

        In deciding how to vote on this proposal, we encourage you to read the Compensation Discussion and Analysis section beginning on page 24 for a detailed description of our executive compensation philosophy and programs, the compensation decisions of the Compensation and Succession Planning Committee under those programs and the factors considered in making those decisions.

        AmerisourceBergen's executive compensation program is strongly focused on pay for performance principles. We emphasize compensation opportunities that reward our executives when they deliver targeted financial results. The compensation of our named executive officers varies depending upon the achievement of pre-established performance goals, both individual and corporate. Through stock ownership requirements and equity incentives, we also align the interests of our executives with those of our stockholders and the long-term interests of AmerisourceBergen. Our executive compensation policies have enabled AmerisourceBergen to attract and retain talented and experienced senior executives and have benefited AmerisourceBergen over time. We believe that the fiscal year 2013 compensation of our named executive officers is reasonable and competitive, aligns with AmerisourceBergen's fiscal year 2013 results and positions us for growth in future years.

        We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. Because your vote is advisory, it will not be binding upon the Board; however the Board values stockholders' opinions, and the Compensation and Succession Planning Committee will take into account the outcome of the vote when considering future executive compensation decisions.

        The Board unanimously recommends that you vote For the advisory resolution approving the compensation of AmerisourceBergen's named executive officers as described in this Proxy Statement.

APPROVAL OF THE AMERISOURCEBERGEN CORPORATION OMNIBUS INCENTIVE PLAN
(Item 4 on the Proxy Card)

Introduction

        We are asking our stockholders to vote on a proposal to approve the implementation of the AmerisourceBergen Corporation Omnibus Incentive Plan (the "Omnibus Plan") pursuant to which an aggregate of 28,000,000 shares will initially be available for issuance. Our Board adopted the Omnibus Plan on November 14, 2013, subject to stockholder approval at the 2014 Annual Meeting of Stockholders. The Omnibus Plan will only become effective upon such stockholder approval, and no awards will be made under the Omnibus Plan prior to that time.

        The Omnibus Plan will replace our Equity Incentive Plan (the "Existing Plan"). Approximately 25,393,559 shares remain available under the Existing Plan for new grants as of December 6, 2013. However, the Existing Plan contains a limit of 4,000,000 shares for which full-value awards (e.g. restricted stock, restricted stock units, and performance shares) can be granted; as of December 6, 2013, approximately 746,000 shares of the remaining available share reserve can be granted as full-value awards, which significantly limits how we structure our equity compensation program. The Omnibus Plan does not include a limit on the number of shares that can be granted as full-value awards. Instead, the Omnibus Plan provides for a fungible share pool whereby the share reserve will be reduced by 3.25 shares for each full value award granted, which will allow us more flexibility in designing our incentive compensation awards, but at the same time limit the number of shares we can use.

        If the stockholders approve the Omnibus Plan, no further awards will be made pursuant to the Existing Plan and the shares remaining available under that plan will not be transferred to the Omnibus Plan. The Omnibus Plan will have a share reserve of 28,000,000 shares which will not be increased by the share reserve remaining under the Existing Plan or any outstanding awards under the Existing Plan that terminate without the issuance of shares or are forfeited. However, the terms and conditions of outstanding awards under the Existing Plan will not be affected by the adoption or approval of the Omnibus Plan, and the Existing Plan will remain in effect with respect to such awards.

        The Omnibus Plan will allow us to grant equity and cash incentive compensation awards to our executive officers, employees, non-employee Board members and other service providers. Incentive awards have played a significant role in the compensation provided to executive officers and employees. We believe that a comprehensive incentive compensation program serves as a necessary and significant tool to attract and retain key employees, encourage participants to contribute materially to the growth of AmerisourceBergen and align the interests of our executive officers with those of our stockholders.

        AmerisourceBergen is committed to using equity incentive awards prudently and within reasonable limits. Our historic average burn rate over the past three fiscal years, representing equity award grants as a percentage of total shares outstanding is 1.9% calculated in accordance with the methodology used by Institutional Shareholder Services ("ISS"). This is below the 5.09% gross burn rate limit that ISS applies to the Healthcare Equipment & Services GICS industry group of the Russell 3000 for 2013 and is consistent with the Board's preference for conservative compensation practices.

        We strongly believe that our compensation programs and emphasis on employee stock ownership have been integral to our success to date, and that the Omnibus Plan will continue to play a key role in our ability to achieve consistently superior performance in the future. Our equity program is critical to our ability to recruit top-notch talent and to reward individual employee performance that results in increased stockholder value. Therefore, we consider approval of the Omnibus Plan to be vital to our continued success. The Board unanimously recommends a vote "for" this proposal.

Share Reserve Under The Omnibus Plan

        As of December 6, 2013, 25,393,559 shares of common stock remained available for issuance under the Existing Plan, and 16,995,973 shares were subject to outstanding awards under that plan. The outstanding awards include approximately 2,600,000 shares subject to 2014 fiscal year equity grants that were approved by the Compensation and Succession Planning Committee at its November 13, 2013 meeting. Of the 16,995,973 shares subject to outstanding awards, 305,440 shares are subject to performance shares, 1,100,838 shares are subject to restricted stock awards, 127,469 shares are subject to restricted stock unit awards, and 15,462,226 shares are subject to stock options with a weighted average exercise price of $38.42 and a weighted average remaining contractual term of 4.70 years.

        Subject to capitalization adjustments described below, the number of shares of common stock reserved for issuance over the term of the Omnibus Plan is 28,000,000 shares. In establishing the share reserve under the Omnibus Plan, we took into account, among other things, our current grant practices, proxy advisors' standards for share burn rate and overhang in our industry, our stock option term, our proposed fungible share counting ratio of 3.25:1 for full-value awards and our expected rate of forfeitures.

        If the Omnibus Plan is approved by our stockholders, no further equity awards will be made under the Existing Plan on or after the date of the 2014 Annual Meeting of Stockholders, and the unused reserve under the Existing Plan will not be rolled over to the Omnibus Plan.

Principal Features of the Proposed Omnibus Plan

        The Omnibus Plan is substantially similar in many respects to the Existing Plan and includes several features designed to protect stockholder interests and reflect our compensation philosophy. The Omnibus Plan also incorporates certain corporate governance leading practices that are not in the Existing Plan:

  •
  The Omnibus Plan provides for a variety of equity and equity-based award vehicles including the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, dividend-equivalent rights and other share-based awards. In addition the Omnibus Plan also allows for the grant of cash incentive awards. The various types of awards available under the Omnibus Plan will provide us with the flexibility to reward employee performance with incentive compensation and respond to market-competitive changes in compensation practices.

  •
  The Omnibus Plan uses "fungible share counting," that is, for each share of stock issued in connection with a restricted stock award, restricted stock unit award, performance share or other similar full-value award, we will reduce the number of shares available for future issuance by 3.25 shares, and for each share of stock issued in connection with an option or stock-settled stock appreciation right, by one share.

  •
  There is no "evergreen" provision.

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  There are individual limits on the number of shares that may be made subject to awards in any fiscal year, which have been increased from the individual limits under the Existing Plan.

  •
  There are limitations on the grant date value for which awards may be made to each non-employee director in any fiscal year.

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  Repricing of options and stock appreciation rights is prohibited without stockholder approval.

  •
  Discounted options are prohibited.

  •
  There are no net counting provisions. Shares of common stock withheld or delivered to pay the exercise price of a stock option or satisfy payment of taxes in connection with the exercise, vesting or settlement of an award, shares not issued upon exercise of a stock appreciation right and shares repurchased on the open market with proceeds from the exercise of stock options will not be returned to the share reserve.

  •
  There is no single trigger change in control. However, upon a participant's qualifying termination of employment within two years following a change in control, outstanding awards will vest in full (i.e. "double trigger").

  •
  Awards are forfeited upon violation of restrictive covenants.

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  Awards are subject to clawback in connection with certain types of conduct (including misconduct that results in a restatement of financial statements).

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  No dividends or dividend equivalents will be paid on performance-based awards unless the performance goals are satisfied.

  •
  The Omnibus Plan includes an updated series of performance criteria which the Compensation and Succession Planning Committee may use in establishing specific targets to be attained as a condition to the vesting of one or more restricted stock units, performance shares or other stock-based awards or cash incentive awards under the plan so as to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). This statutory provision generally disallows an income tax deduction to publicly held companies for compensation which exceeds $1 million per individual within a designated executive officer group, unless that compensation is tied to the attainment of certain performance milestones established by an independent compensation committee under a stockholder-approved plan. The Committee will have complete discretion to determine whether or not awards under the Omnibus Plan will be structured so as to comply with the applicable requirements for performance-based compensation under Code Section 162(m) and may make non-compliant awards as and when the circumstances and other relevant factors warrant.

Summary Description of Omnibus Plan

        The following is a summary of the principal features of the Omnibus Plan. The summary, however, is not intended to be a complete description of all the terms of the Omnibus Plan and is qualified in its entirety by reference to the complete text of the Omnibus Plan attached to this Proxy Statement as Appendix B. To the extent there is a conflict between this summary and the actual terms of the Omnibus Plan, the terms of the Omnibus Plan will govern. References to the Committee are to the Compensation and Succession Planning Committee.

Administration	The Committee will have the exclusive authority to administer the Omnibus Plan with respect to awards made to our executive officers who are subject to Section 16 of the Exchange Act, "covered employees" with respect to awards intended to qualify as "qualified performance based compensation" under Section 162(m) of the Code and non-employee Board members. The Committee will also have the authority to make awards to all other eligible individuals.

Our Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Committee to make awards to such other eligible individuals. The Board or the Committee may also delegate authority to one or more officers of AmerisourceBergen with respect to awards to such other individuals. The term "plan administrator," as used in this summary, will mean our Committee, the Board, any secondary committee and any delegatee, to the extent each such entity or person is acting within the scope of its administrative authority under the Omnibus Plan.

Eligibility	Officers and employees, non-employee Board members, as well as independent consultants and contractors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the Omnibus Plan. Historically, the Committee has selected only management level employees from our approximately 13,000 employees to receive equity grants. Non-employee Board members receive equity grants pursuant to our director compensation program. As of December 6, 2013, approximately 550 management-level employees (including 7 executive officers) and 9 non-employee Board members were eligible to participate in the Omnibus Plan.
Share Reserve
Subject to capitalization adjustments described below, 28,000,000 shares of common stock will initially be reserved for issuance under the Omnibus Plan. The shares of common stock issuable under the Omnibus Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.
Fungible Share Counting
The number of shares of common stock reserved for issuance under the Omnibus Plan shall be reduced: (i) on a 1-for-1 basis for each share of common stock subject to an option or stock-settled stock appreciation right, and (ii) by a fixed ratio of 3.25 shares of common stock for each share of common stock issued pursuant to a restricted stock, restricted stock unit, performance share or other full-value award.
Individual Limits
No participant in the Omnibus Plan may receive in any single fiscal year, subject to capitalization adjustments: (i) option grants and stand-alone stock appreciation rights for more than 3,000,000 shares of our common stock, (ii) stock awards, restricted stock units, performance shares, or other stock-based awards (other than option grants and stand-alone stock appreciation rights) for more than 1,000,000 shares of our common stock, and (iii) awards of cash and other property valued at its fair market value (other than awards under (i) or (ii)) for more than $10 million. Stockholder approval of this proposal will also constitute approval of the foregoing limitations for purposes of Section 162(m) of the Code.

There is an additional limitation on the maximum grant date fair value of awards that may be made in the aggregate to any one non-employee director under the Omnibus Plan per fiscal year. A non-employee director may not receive awards under the Omnibus Plan, whether in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or other stock-based awards, with an aggregate grant date fair value in excess of $500,000 in any fiscal year. That limitation applies to both continuing non-employee directors and newly appointed or elected directors. However, it does not apply to any cash retainer fees converted into equity awards at the election of the non-employee director. Under our current director compensation policy, non-employee directors receive annual awards of restricted stock or restricted stock units with a grant date fair value equal to $125,000, except that the Chairman of the Board receives restricted stock or restricted stock units with a grant date fair value equal to $175,000.

Reuse of Shares	Shares subject to any outstanding awards that expire or otherwise terminate prior to the issuance of the shares subject to those awards, and any unvested shares issued under the Omnibus Plan that are forfeited or we subsequently repurchase, will be added back to the number of shares reserved for issuance under the Omnibus Plan and will accordingly be available for subsequent issuance as follows:

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one share for each share of common stock subject to an option or stock appreciation right that expires or is forfeited or otherwise terminated without the issuance of shares or is settled by delivery of consideration other than shares,

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3.25 shares for each share of common stock subject to a full-value award that expires or is forfeited or otherwise terminated without the issuance of shares or is settled by delivery of consideration other than shares, and

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3.25 shares for each unvested share of common stock forfeited or repurchased by us.

Should the exercise price of an option be paid in shares of our common stock (whether by delivery or withholding of shares), then the number of shares reserved for issuance under the Omnibus Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option. Should shares of common stock otherwise issuable under the Omnibus Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise, issuance or vesting of an award or should the participant pay such withholding taxes by delivering shares of common stock, then the number of shares of common stock available for issuance under the Omnibus Plan will be reduced by the full number of shares issuable pursuant to that award, as calculated prior to any such share withholding or delivery. Upon the exercise of any stock appreciation right granted under the Omnibus Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise. Shares repurchased on the open market with the proceeds of the exercise price of options will not be available for issuance under the Omnibus Plan. However, shares subject to awards settled in cash will again be available in the ratios described above.
Incentive Stock Option Limitation
The maximum number of shares of our common stock that may be issued pursuant to tax-favored incentive stock options granted under the Omnibus Plan will be limited to 28,000,000 shares, subject to capitalization adjustments.

Awards

        Under the Omnibus Plan, eligible persons may be granted options, stock appreciation rights, stock awards, restricted stock units, performance shares, dividend equivalents, other stock-based awards, and cash incentive awards. One or more of these awards may also be structured as Section 162(m) awards. The plan administrator will have complete discretion to determine which eligible individuals are to receive awards, the type of awards to be granted, the time or times when those awards are to be granted, the number of shares subject to each such grant, the vesting and issuance schedule (if any) to be in effect for the grant, the exercise price or other consideration for the shares, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Stock Options and Stock Appreciation Rights	The exercise price of a stock option will not be less than one hundred percent of the fair market value of the option shares on the grant date and no option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

A stock appreciation right will allow the holder to exercise that right as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which the right is exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of common stock on the date the stock appreciation right is granted, and the right may not have a term in excess of ten years. Stock appreciation rights may also be granted in tandem with options; such tandem stock appreciation rights will provide the holders with the right to surrender their options for an appreciation distribution in an amount equal to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares. The appreciation distribution on any exercised stock appreciation right may, at the discretion of the plan administrator, be made in cash or in shares of common stock.

Upon cessation of service with us, the holder of an option or stock appreciation right will have a limited period of time in which to exercise that award to the extent exercisable. The plan administrator will have complete discretion to extend the period following the holder's cessation of service during which his or her outstanding options or stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those options or stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the award remains outstanding, whether before or after the holder's actual cessation of service.
Repricing/Cash-Out Prohibition
The plan administrator may not implement any of the following repricing/cash-out programs without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of the common stock for consideration payable in cash, equity securities or in the form of any other award under the Omnibus Plan, except in connection with a change in control transaction or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights (except in connection with capitalization adjustments described below).
Stock Awards, Restricted Stock Units and Performance Shares
Stock awards may be issued subject to performance or service vesting requirements or as fully-vested shares without any cash outlay required of the recipient. Restricted stock units will entitle the award recipients to receive shares (or cash) upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the award recipient's service with us. Stock and restricted stock unit awards will be subject to a minimum one year performance-based vesting or a three-year service-based vesting.

Performance share awards are denominated in shares with vesting tied to the attainment of performance objectives over a specified performance period, and any service vesting or other conditions all as established by the plan administrator. Performance shares may be settled in shares or cash.
The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all stock, restricted stock unit and performance share awards.
Cash Incentive Awards	Cash incentive awards will vest in one or more installments over the participant's continued service and/or upon the attainment of specified performance goals. Vested awards will be paid in cash.

Dividend Equivalent Awards	Dividend equivalent awards will be based on dividends declared on the common stock, to be credited as of dividend payment dates during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Such dividend equivalents will be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the plan administrator. Dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the participant to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. No dividend equivalents will be payable with respect to options or stock appreciation rights.
Section 162(m) Awards and Performance Goals
In order to meet the requirements of Code Section 162(m), which permits compensation attributable to one or more stock awards, restricted stock units, performance shares, other stock-based awards or cash incentive awards to qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer, the plan administrator may grant Section 162(m) awards so that those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria:

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cash flow (including net cash flow, free cash flow, cash flow from operations, cash flow from investing activities and cash flow from financing activities);

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earnings (including total earnings, earnings from operations, gross profit, gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings);

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income from continuing operations, income from continuing operations before taxes, income from continuing operations before taxes and interest, income from continuing operations before taxes, interest, depreciation and amortization, income from continuing operations before "special" items (i.e. warrant expense, LIFO charges, employee severance, litigation expenses, and deal amortization and other expenses, all net of taxes);

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earnings per share and earnings per share from continuing operations, diluted or basic;

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growth in earnings or earnings per share, diluted or basic;

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growth in stock price;

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return on equity or average stockholder equity;

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operating expenses as a percentage of revenue;

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overhead or other expense reduction;

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dividend payment yield or dividend payout ratio;

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net or gross sales;

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days sales outstanding;

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days inventory on hand;

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inventory turnover;

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economic value added;

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cost of capital;

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litigation and regulatory resolution goals;

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budget comparisons;

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productivity;

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growth in stockholder value relative to the growth of the S&P 500 or S&P 500 Index, the S&P Global Industry Classification Standards ("GICS") or GICS Index, or another peer group or peer group index;

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debt or debt reduction;

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credit rating;

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development and implementation of key projects, strategic plans and/or organizational restructuring goals;

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performance achievements on certain designated projects or objectives;

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development and implementation of risk and crisis management programs;

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improvement in workforce diversity;

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productivity goals;

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total stockholder return or growth in total stockholder return either directly or in relation to a comparative group;

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return on capital;

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return on assets or net assets;

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net asset turnover or change in assets;

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capital expenditures;

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invested capital, return on capital or return on committed or invested capital;

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revenue, growth in revenue or return on sales;

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income or net income;

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operating income, net operating income or net operating income after tax;

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operating profit or net operating profit;

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gross or operating margin;

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profitability by product or program line, business unit, or segment;

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return on operating revenue or return on operating profit;

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distribution, selling, general and/or administrative expenses;

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operating expenses;

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workforce management and succession planning goals;

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measures of customer satisfaction, employee satisfaction, employee retention or staff development;

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development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance our revenue or profitability or enhance its customer base;

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merger and acquisitions;

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measures of market share;

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maintenance of an investment grade rating;

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buy-side margin or other specific financial criteria related to inventory purchasing;

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regulatory compliance;

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specific diversity and/or succession goals or implementation; and

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other similar criteria consistent with the foregoing.

Such performance criteria may be based upon the attainment of specified levels of AmerisourceBergen's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of AmerisourceBergen's business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be appropriately adjusted for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws, regulations or provisions affecting reported results; (D)  accruals for reorganization and restructuring programs; (E) any extraordinary, unusual or nonrecurring items; (F) the operations of any business acquired by AmerisourceBergen; (G) severance, contract termination and other costs related to exiting certain business activities, discontinued operations or the divestiture of one or more business operations; (H) currency fluctuations; (I) non-cash items, such as amortization, depreciation or reserves; (J)  recapitalization, merger, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction; (K) gains or losses from the early extinguishment of debt; (L) stock dividend or stock split; (M) items relating to major licensing or partnership arrangements; and (N) any other adjustment consistent with the operation of the Omnibus Plan.

Stockholder approval of the Omnibus Plan will also constitute approval of the foregoing performance criteria for purposes of establishing the specific vesting targets for one or more awards under the Omnibus Plan that are intended to qualify as performance-based compensation under Code Section 162(m). However, not all awards granted under the Omnibus Plan will be structured to qualify as such performance-based compensation and there is no guarantee that the exemption would be available for performance-based awards granted under the Omnibus Plan in any particular circumstance. To maintain flexibility in compensating our executives, the Committee reserves the right to use its judgment to grant or approve awards or compensation that is non-deductible when the Committee believes such awards or compensation is appropriate.
Grants to Non-Employee Directors
There is no automatic grant program in effect for our non-employee directors under the Omnibus Plan, and all grants to our non-employee directors are based on our director compensation program. However, the Omnibus Plan will impose the following limitation on the grants that may be made per non-employee director, commencing with the 2014 fiscal year:

A non-employee director may not be granted awards under the Omnibus Plan, whether in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or other stock-based awards, with an aggregate grant date fair value in excess of $500,000 in any fiscal year. Such limitation will apply to both continuing non-employee directors and newly elected or appointed non-employee directors. Under our director compensation program, non-employee directors are allowed to defer receipt of all or a portion of their annual cash retainers in the form of stock or restricted stock units; the $500,000 limit will not apply to any retainer that is paid in the form of stock-based awards. Under our current director compensation program, non-employee directors receive annual awards of restricted stock or restricted stock units with a grant date fair value equal to $125,000, except that the Chairman of the Board receives restricted stock or restricted stock units with a grant date fair value equal to $175,000.

General Provisions Applicable to All Awards

Change in Control and Vesting Acceleration	In the event of a change in control, the plan administrator may, in its sole discretion, make any or all of the following adjustments: (A) provide that options or stock appreciation rights will be cancelled unless exercised within such period as the administrator determines; (B) provide for the payment upon termination or cancellation of an option or stock appreciation right (whether or not such option or stock appreciation right is otherwise exercisable) of an amount in cash, securities and/or other property with an aggregate value equal to the excess, if any, of the aggregate fair market value as of the date of such change in control of the common stock then subject to the award over the aggregate exercise price, (C) cancel outstanding stock awards, restricted stock unit awards, performance share awards, cash awards or other awards in exchange for payments of cash, securities and/or other property having an aggregate value equal to the value of such award, as determined by the plan administrator; (D) substitute other property (including, without limitation, cash or other securities of AmerisourceBergen and securities of an entity other than AmerisourceBergen); and/or (E) make any other adjustments, or take other reasonable action, as the plan administrator deems appropriate.

However, if a participant's service with us or the successor entity is terminated (whether or not for cause) within two years following a change in control transaction, then all awards held by such participant will vest in full.

A change in control will be deemed to occur in the event (i) we are acquired by merger or asset sale, (ii) any person or group of related persons is or becomes directly or indirectly the beneficial owner of securities possessing more than thirty-five percent (35%) of the total combined voting power of our then outstanding securities and such person owns more aggregate voting power of our then outstanding securities entitled to vote generally in the election of directors than any other person, or (iii) certain changes in the composition of our Board.

The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.
Changes in Capitalization
In the event any change is made to the outstanding shares of our common stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, spin-off transaction or other corporate event affecting the outstanding common stock as a class without our receipt of consideration, or should the value of outstanding shares of our common stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution equitable adjustments will be made to: (i) the maximum number, class, and/or issuer of securities issuable under the plan, (ii) the maximum number, class, and/or issuer of securities that may be issued pursuant to incentive stock options granted under the plan, (iii) the maximum number, class, and/or issuer of securities for which any one person may be granted common stock denominated options and stand-alone stock appreciation rights or stock awards, restricted stock units, performance shares and other stock-based awards under the plan per fiscal year, (iv) the number, class, and/or issuer of securities and the exercise price per share (or other cash consideration, if any) in effect under each outstanding award, and (v) the number, class, and/or issuer of securities subject to our outstanding repurchase rights under the plan and the repurchase price payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Omnibus Plan or the outstanding awards thereunder.
Valuation
The fair market value per share of our common stock on any relevant date under the Omnibus Plan will be deemed to be equal to the closing selling price per share on that date on the New York Stock Exchange. On December 6, 2013, the fair market value per share of our common stock determined on such basis was $70.29.
Stockholder Rights and Transferability
Awards are not assignable or transferable other than by will or the laws of inheritance following participant's death, and during the participant's lifetime, options and stock appreciation rights may only be exercised by the participant. However, the plan administrator may structure one or more awards so that those awards will be transferable during a participant's lifetime to one or more members of the participant's family or to a trust established for the participant and/or one or more such family members or to the participant's former spouse. A participant may also be permitted to designate a beneficiary to receive his or her awards in the event of death.

No participant will have any stockholder rights with respect to the shares subject to an option or stock appreciation right until such participant has exercised the option or stock appreciation right and paid the exercise price for the purchased shares. A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the Omnibus Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit, performance share or other share right award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units, performance shares or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.
Withholding
The plan administrator may provide one or more holders of awards with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise, vesting or settlement of the awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.
Deferral Programs
The plan administrator may structure one or more awards so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

The plan administrator may also implement a non-employee Board member retainer fee deferral program that allows the non-employee Board members the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a fiscal year into restricted stock units that defer the issuance of the shares of common stock that vest under those units until a permissible date or event under Code Section 409A.
Restrictive Covenants and Clawback
Awards granted under the Omnibus Plan will be subject to forfeiture and in certain cases the participant must return shares (or other amounts) received in the event the participant is terminated for cause, breaches restrictive covenants (during the employment period or two years thereafter), engages in any conduct (during the employment period or three years thereafter) that results in AmerisourceBergen having to restate its financial statements or engages in certain other conduct.
Amendment and Termination
Our Board or Compensation and Succession Planning Committee may terminate, amend or modify the Omnibus Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of common stock are at the time primarily traded. No awards may be granted under the Omnibus Plan after March 5, 2024.

New Plan Benefits and Outstanding Equity Awards

        No awards have been granted under the Omnibus Plan and no awards will be made under the Omnibus Plan unless and until the Omnibus Plan is approved by the stockholders at the Annual Meeting. Awards under the Omnibus Plan will be made at the discretion of the plan administrator. However, on March 6, 2014, non-employee directors will be granted restricted stock or restricted stock units with a grant date fair value equal to $125,000, except that the Chairman of the Board will be granted restricted stock units with a grant date fair value equal to $175,000. Equity awards and cash awards granted to our named executive officers during fiscal year 2013 are set forth in the tables beginning with the Summary Compensation Table. On November 13, 2013, the Committee granted equity awards (including to all named executive officers) under the Existing Plan covering approximately 2,600,000 shares with respect to fiscal year 2014.

Summary of Federal Income Tax Consequences of Options Granted under the Omnibus Plan

        The following is a summary of the United States Federal income taxation treatment applicable to us and the participants who receive awards under the Omnibus Plan.

Option Grants	Options granted under the Omnibus Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the participant at the time of the grant of an uncertain stock option, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The participant will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain recognized upon the disposition will be a capital gain.

If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by a participant upon the grant of a non-statutory option. The participant will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the participant.
Stock Appreciation Rights
No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards	The recipient of unvested shares of common stock issued under the Omnibus Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. Subject to the deductibility limitations of Code Section 162(m), we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.
Restricted Stock Units or Performance Shares
No taxable income is recognized upon receipt of restricted stock units or performance shares. The holder will recognize ordinary income in the year in which the shares subject to the awards are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the issuance date, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Subject to the deductibility limitations of Code Section 162(m), we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Dividend Equivalent Rights
No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Subject to the deductibility limitations of Code Section 162(m), we will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for the taxable year in which such ordinary income is recognized.
Cash Awards
The payment of a cash award will result in the recipient's recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. Subject to the deductibility limitations of Code Section 162(m), we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient.
Deductibility of Executive Compensation
We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory options or stock appreciation rights or the disqualifying disposition of incentive stock option shares will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the one million dollar ($1,000,000) limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. However, any compensation deemed paid by us in connection with shares issued under other stock-based awards or cash paid under cash incentive awards will be subject to the one million dollar ($1,000,000) limitation, unless the issuance of the shares or cash is tied to the attainment of one or more of the performance criteria described above. As discussed above, we may grant awards that will not qualify as performance-based compensation under Code Section 162(m). See page 36.

Required Vote

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter is required for approval of this proposal. Should such approval not be obtained, then the Omnibus Plan will not be implemented. Instead, the Existing Plan will remain in full force and effect in accordance with its pre-existing terms, and awards will continue to be made under the Existing Plan until its expiration date in February 2019.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that you vote For the approval of the AmerisourceBergen Corporation Omnibus Incentive Plan.

APPROVAL OF THE AMENDMENT TO AMERISOURCEBERGEN'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE RIGHT OF STOCKHOLDERS TO
CALL SPECIAL MEETINGS
(Item 5 on the Proxy Card)

What am I voting on?

        You are voting on a proposal to amend our Amended and Restated Certificate of Incorporation (our "certificate of incorporation") to provide holders of at least 25% of the outstanding shares of our common stock the right, subject to the procedures and other requirements set forth in our amended and restated bylaws (our "bylaws," amended as described below), to call special meetings.

        Our Board of Directors appreciates our stockholders' concerns and expectations regarding participation in issues vital to the company. After careful review of the ongoing evolution of corporate governance practices, and in response to views expressed by some of our stockholders, the Board of Directors in November 2013 unanimously approved an amendment to our certificate of incorporation to provide stockholders with the right to call special meetings of stockholders as set forth in our bylaws, subject to stockholder approval at the 2014 Annual Meeting, and recommends that the stockholders vote in favor of the amendment. With this amendment, our stockholders will be empowered to act between annual meetings of stockholders.

        Our Board of Directors believes that establishing an ownership threshold of at least 25% strikes an appropriate balance between enhancing the rights of stockholders and protecting against the risk that a small minority of stockholders could trigger a special meeting (and the resulting significant financial and administrative expense of holding a special meeting). This threshold will allow special meetings to be called in special or extraordinary circumstances, while maintaining stockholders' ability to have general matters considered during our annual meetings. We will continue to maintain our existing governance mechanisms that afford management and the Board of Directors the ability to respond to proposals and concerns of all stockholders, regardless of the level of share ownership.

        The full text of the proposed amendment is attached to this Proxy Statement as Appendix C, and is incorporated herein by reference. You are encouraged to read the entire text of our certificate of incorporation, which was filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011.

What provisions of our certificate of incorporation will be amended?

        Section 6.03 of our certificate of incorporation currently allows only the Board of Directors to call special meetings of the stockholders. Section 6.03 would be amended to remove the specific prohibition on stockholders calling special meetings and add permissive language allowing stockholders holding at least 25% of the outstanding shares of our common stock, subject to the procedures and other requirements set forth in our bylaws, to call special meetings.

When will the amendment be effective?

        If approved by the stockholders at the 2014 Annual Meeting of Stockholders, the amendment to our certificate of incorporation will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware. We intend to file the certificate of amendment to our certificate of incorporation as soon as practicable after the 2014 Annual Meeting of Stockholders.

Will the Board of Directors amend the amended and restated bylaws in a manner consistent with the amendment of our certificate of incorporation?

        Yes. The Board of Directors has also adopted corresponding amendments to our bylaws (the "bylaw amendments"), which will be effective after the approval by stockholders of our proposal to amend the certificate of incorporation and upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware.

        The text of the bylaw amendments contains details of ownership calculation, various timing and other mechanisms that are intended to minimize the risk of potential abuse and the cost and distraction that would result from multiple stockholder meetings being held in a short time period, or from multiple meetings being held to consider matters that have been substantially addressed in the recent past, that are slated to be substantially addressed in the near future or that are not properly within the scope of matters that may be acted on by stockholders. In addition, the bylaw amendments establish a one-year continuous beneficial ownership requirement of an aggregate of twenty-five percent (25%) of our common stock outstanding, measured on a "net long" basis. We believe this requirement will provide long-term stockholders with a meaningful right to require AmerisourceBergen to hold a special meeting without exposing AmerisourceBergen and its stockholders to unreasonable expense and disruption.

        Generally, the "net long" determination of a stockholder's beneficial ownership for the purpose of being qualified to request a special meeting would exclude shares that the stockholder has no power to vote and would reduce a stockholder's ownership to the extent that such stockholder or certain related persons have hedged their investments in our common stock through derivative securities, short-selling or similar behavior. The determination of a stockholder's "net long" beneficial ownership of our common stock would be made by the Board of Directors in its good faith discretion. The bylaw amendments, if adopted, also would impose certain procedural requirements on stockholders seeking to exercise the right to request a special meeting, including the provision of the same information required for stockholder proposals at annual meetings of our stockholders. The terms and provisions of the bylaw amendments described herein are only summaries, and the Board encourages you to read the complete text of the bylaw amendments.

        The complete text of the bylaw amendments (marked to show the proposed deletions and insertions to our bylaws), including the qualifications, requirements and procedures for calling a special meeting of stockholders and the requirements stockholders must continue to observe in advance of such a special meeting, is set forth in Appendix D to this Proxy Statement, and is incorporated herein by reference.

How many votes are needed for this proposal and how are the votes counted?

        Approval of the proposed amendment to our certificate of incorporation will require the affirmative vote of the holders of a majority of the shares of our common stock outstanding. Abstentions will be counted toward the tabulation of votes cast on this matter and will have the effect of negative votes. Broker non-votes also will have the effect of negative votes.

        There are no appraisal or similar rights of dissenters under Delaware law with respect to the amendment to our certificate of incorporation.

How does the Board of Directors recommend that I vote?

        The Board of Directors unanimously recommends that you vote For the amendment to our certificate of incorporation to provide for the right of stockholders to call special meetings.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        This table shows how much of our outstanding common stock is beneficially owned by each of the named executive officers, each of the directors and all directors and executive officers as a group as of December 6, 2013. The table also shows how much of our outstanding common stock is beneficially owned by owners of more than 5% of our outstanding common stock.

        According to the rules adopted by the SEC, a person "beneficially owns" securities if the person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown. An asterisk in the Percent of Class column indicates beneficial ownership of less than 1%, based on 231,543,138 shares of common stock outstanding as of the close of regular trading on the NYSE on December 6, 2013.

Name and Address of Beneficial Owner (1)	Title of Beneficial Owner	Aggregate Number of Shares Beneficially Owned (2)	Percent of Class
Steven H. Collis(3)	President and Chief Executive Officer and Director	977,003	*
Tim G. Guttman(3)	Senior Vice President and Chief Financial Officer	109,359	*
John G. Chou(3)	Executive Vice President and General Counsel	276,401	*
James D. Frary(3)	Senior Vice President, AmerisourceBergen Corporation, and President, AmerisourceBergen Specialty Group	159,574	*
David W. Neu(3)(5)	Senior Vice President, AmerisourceBergen Corporation, and President, AmerisourceBergen Drug Corporation	59,183	*
Douglas R. Conant(4)(6)	Director	—	*
Richard W. Gochnauer(4)	Director	62,281	*
Richard C. Gozon(4)	Director	173,873	*
Lon R. Greenberg(4)(7)	Director	2,500	*
Edward E. Hagenlocker(4)	Director	39,501	*
Jane E. Henney, M.D.(4)	Director	10,141	*
Kathleen W. Hyle(4)	Director	28,994	*
Michael J. Long(4)	Director	37,219	*
Henry W. McGee(4)	Director	79,241	*
All directors and executive officers as a group (16 people)(8)		2,304,072	1.0%
Vanguard Group Inc. P.O. Box 2600 V26 Valley Forge, PA 19482-2600		15,497,721	6.7%

*
Less than 1.0%

(1)
The address for each named executive officer and director is: AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087.

(2)
Based on information furnished to us by the respective stockholders or obtained by us from sources we believe are reliable. We believe that, unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares shown opposite their names.

(3)
Common stock and the percent of class listed as being beneficially owned by our named executive officers include outstanding options to purchase common stock, which are exercisable within 60 days of December 6, 2013, as follows: Mr. Collis — 771,855 shares; Mr. Guttman — 84,153 shares; Mr. Chou — 243,504 shares; Mr. Frary — 131,026 shares; and Mr. Neu — 1,852 shares.

(4)
Common stock and the percent of class listed as being beneficially owned by our non-employee directors include outstanding options to purchase common stock, which are exercisable within 60 days of December 6, 2013, as follows: Mr. Conant — 0 shares; Mr. Gochnauer — 49,013 shares; Mr. Gozon — 130,789 shares; Mr. Greenberg — 0 shares; Mr. Hagenlocker — 34,649 shares; Dr. Henney — 0 shares; Ms. Hyle — 16,404 shares; Mr. Long — 11,642 shares; and Mr. McGee — 59,758 shares.

(5)
Includes outstanding options to purchase 12,985 shares of our common stock, which are exercisable within 60 days of December 6, 2013 and 4,968 additional shares of our common stock held by Mr. Neu's wife.

(6)
Douglas R. Conant was appointed a director effective as of January 1, 2013.

(7)
Lon R. Greenberg was appointed a director effective as of May 16, 2013.

(8)
Includes all directors and executive officers, including the named executive officers.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of September 30, 2013 regarding all of our existing compensation plans pursuant to which equity securities are authorized for issuance to employees and non-employee directors.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	15,006,463	$33	27,999,656	(1)
Equity compensation plans not approved by security holders	—	N/A	—

Total	15,006,463	$33	27,999,656

(1)
Includes shares available for future issuances of stock and option awards under the AmerisourceBergen Corporation Equity Incentive Plan. If the Omnibus Incentive Plan is approved by our stockholders, we will no longer use the Equity Incentive Plan for equity awards after March 6, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers as well as persons who beneficially own more than 10 percent of our common stock to file with the SEC reports of ownership and changes in beneficial ownership of our common stock. Directors, executive officers and greater than 10 percent stockholders are required to furnish us with copies of all Section 16(a) forms they file. We believe that during fiscal year 2013 all of our directors and executive officers complied with these requirements, except as described below.

        We take responsibility for filing Section 16(a) reports on behalf of our directors, including Form 4 reports in connection with the issuance of restricted shares in lieu of their cash retainers. In May 2004, Mr. Cotros (who retired from the Board in February 2013) and Mr. Hagenlocker were granted restricted stock in lieu of their quarterly cash retainers. We did not file in a timely manner the Form 4 reports for the restricted stock awards made to Mr. Cotros and Mr. Hagenlocker in May 2004.

AVAILABILITY OF FORM 10-K

        Copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to the Corporate and Investor Relations Department, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087, by calling (610) 727-7000 or via the Internet at www.amerisourcebergen.com.

 REQUIREMENTS FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

        Stockholder Proposals for Inclusion in the 2015 Proxy Statement.    Any proposal of a stockholder that is intended to be presented by such stockholder at AmerisourceBergen's 2015 Annual Meeting of Stockholders must be received in writing by September 26, 2014 in order to be considered for inclusion in the 2015 Proxy Statement and the form of proxy relating to the 2015 meeting. All proposals should be submitted, along with proof of ownership of AmerisourceBergen common stock in accordance with Rule 14a-8(b)(2), to: Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087. Stockholder proposals must comply with SEC Rule 14a-8, Delaware law and our bylaws. Failure to deliver a proposal by these means may result in it not being deemed timely received.

        Other Stockholder Proposals for Presentation at the 2015 Annual Meeting of Stockholders.    Stockholders of record who do not submit a proposal for inclusion in AmerisourceBergen's proxy materials under SEC Rule 14a-8, but who instead intend to nominate a person for election as director or to introduce an item of business at the 2015 Annual Meeting of Stockholders must provide advance written notice to us in accordance with our bylaws. Our bylaws set forth the procedures that must be followed and the information that must be provided in order for a stockholder to nominate a person for election as director or to introduce an item of business at the 2015 Annual Meeting of Stockholders. We must receive notice of your intention to introduce a nomination or other item of business at the 2015 Annual Meeting of Stockholders no earlier than November 6, 2014 and no later than December 6, 2014. Such notice should be addressed to Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087 and must include the information set forth in our bylaws. You may obtain a copy of our bylaws upon request by writing to the Secretary at our principal executive offices. The proxy solicited by our Board of Directors for the 2015 Annual Meeting of Stockholders will confer discretionary authority with respect to any such proposal.

        The Chairman of the 2015 Annual Meeting of Stockholders may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the procedures set forth for such matters in our bylaws.

        Other Stockholder Communications.    Stockholder communications may be submitted at any time in writing to: Kathy H. Gaddes, Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087. Stockholder communications are communications from any stockholder to the Board of Directors, any committee or any director on matters that relate reasonably to their respective duties and responsibilities. Stockholder communications do not include stockholder proposals (discussed above) and stockholder recommendations for director nominee candidates (discussed under Process for Identifying and Evaluating Director Nominees and for Submitting Recommendations). AmerisourceBergen's Secretary will determine, in her good faith judgment, which stockholder communications will be relayed to the Board of Directors, any committee or any director.

Appendix A

SUPPLEMENTAL INFORMATION: GAAP TO NON-GAAP RECONCILIATION

        We publicly disclose certain non-GAAP financial measurements in our adjusted results from continuing operations because management uses these non-GAAP measures for business planning purposes, including managing our business against internal projected results of operations and measuring our performance. The adjustments made to GAAP financial measures relate to amounts associated with our LIFO expense and warrant expense. We present these supplemental measures because we believe that these measures provide investors with important supplemental information with which to evaluate our performance on the same basis as management. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry.

        We have defined the non-GAAP financial measure of Adjusted Diluted Earnings per Share from Continuing Operations as follows: diluted earnings per share from continuing operations before the per share impact of LIFO expense and warrant expense, in each case net of the tax effect calculated using the applicable effective tax rate for those items. We prepare Adjusted Diluted Earnings per Share from Continuing Operations to eliminate the items, which we do not consider indicative of our ongoing operating performance due to their inherent unusual, non-operating, or non-recurring nature.

        The following is a reconciliation of the GAAP financial measures to their most directly comparable non-GAAP financial measures (in thousands):

	Fiscal Year Ended September 30, 2013
	GAAP	LIFO Expense	Warrant Expense	Adjusted Non-GAAP
Revenue	$87,959,167	$—	$—	$87,959,167
Cost of goods sold	85,451,348	(277,001)	—	85,174,347

Gross profit	2,507,819	277,001	—	2,784,820
Operating expenses	1,609,420	—	(90,055)	1,519,365

Operating income	898,399	277,001	90,055	1,265,455
Other loss	44	—	—	44
Interest expense, net	73,897	—	—	73,897

Income before income taxes	824,458	277,001	90,055	1,191,514
Income taxes(1)	331,023	107,227	13,738	451,988

Income from continuing operations	$493,435	$169,774	$76,317	$739,526

Diluted earnings per share from continuing operations	$2.10	$0.72	$0.32	$3.14
Diluted weighted average common shares outstanding	235,345	235,345	235,345	235,345

(1)
The income tax rate applicable to warrant expense is lower than our normal income tax rate as a portion of the warrant expense is not tax deductible. The income tax rate on warrant expense will vary by fiscal year depending upon the expected annual changes in the fair value of the warrants.

A-1

Appendix B

AMERISOURCEBERGEN CORPORATION

OMNIBUS INCENTIVE PLAN

1.           Purpose.  This AmerisourceBergen Corporation Omnibus Incentive Plan (the "Plan"), is adopted by the Board of Directors of AmerisourceBergen Corporation (the "Company") subject to stockholder approval of the Plan at the 2014 Annual Meeting of Stockholders and shall become effective upon such approval. The purpose of the Plan is to provide designated employees, non-employee directors, independent contractors and consultants of the Company and its parent and subsidiaries with the opportunity to receive grants of stock-based awards or cash incentive compensation as provided in the Plan. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

2.           Definitions.  For purposes of the Plan, the following terms shall be defined as follows:

                "Administrator" means the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Plan with respect to one or more classes of Eligible Individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

                "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Section 162(m) Awards, Dividend Equivalent Awards, Cash Incentive Awards or other awards determined by the Administrator.

                "Award Agreement" means a written agreement or certificate granting an Award.

                "Board" means the Board of Directors of the Company.

                "Cash Incentive Award" means a cash incentive award granted to an Eligible Individual pursuant to Section 16 hereof.

                "Cause" means a determination by the Administrator that any of the following has occurred: (A) commission of any act of fraud, embezzlement (B) a material breach of any provision of Attachment A, (C) a material breach of any provision of Attachment B, (D) any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any of its affiliated corporations) or (E) any other willful misconduct adversely affecting the business or affairs of the Company (or any its affiliated corporations); provided, however, if "Cause" is defined in an employment or other written agreement between the Company (or any Parent or Subsidiary) and the Participant, then Cause shall have the meaning assigned to such term in such employment or other agreement.

                "Change in Control" shall be deemed to have occurred if:

        (i)
        Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

        (ii)
        The consummation of (x) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (y) a sale or other disposition of all or substantially all of the assets of the Company, or (z) a liquidation or dissolution of the Company; or

        (iii)
        A change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period ("Incumbent Directors") or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director.

                "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

                "Common Stock" means the common stock of the Company.

                "Compensation Committee" means the Compensation and Succession Planning Committee of the Board which shall at all relevant times be comprised solely of two (2) or more non-employee Board members, each of whom is intended to qualify as a "non-employee director" (as defined in Rule 16b-3 under the Exchange Act), an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of any securities exchange or automated quotation system on which the Common Stock is then listed, quoted or traded; provided that any action taken by the Compensation Committee shall be valid and effective, whether or not one or more members of the Compensation Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this definition or otherwise provided in the charter of the Compensation Committee.

                "Dividend Equivalent Award" means an Award to receive dividend equivalents granted to an Eligible Individual pursuant to Section 14 hereof.

                "Eligible Individuals" means the individuals described in Section 6 who are eligible for Awards under the Plan.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

                "Fair Market Value" shall be determined as follows:

        (i)
        If the Common Stock is publicly traded, then the Fair Market Value per share of Common Stock shall be determined as follows: (x) if the principal trading market for the Common Stock is a national securities exchange, the closing selling price per share at the close of regular hours of trading on the relevant date (or, if the relevant date is not a day in which the Common Stock is being traded, then the last such date before the relevant date), or (y) if the Common Stock is not principally traded on such exchange, the mean between the last reported "bid" and "asked" prices of shares of Common Stock on the relevant date (or, if the relevant date is not a date upon which a sale was reported, then the last such date before the relevant date).

        (ii)
        If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.

                "Family Member" means, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

                "Full Value Award" means an Award other than a Stock Option, Stock Appreciation Right or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).

                "Incentive Stock Option" means a Stock Option that is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Administrator as an Incentive Stock Option in an Award Agreement.

                "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

                "Parent" means any corporation that is a "parent corporation" within the meaning of Section 424(e) of the Code with respect to the Company.

                "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

                "Performance Period" means a fiscal year of the Company or such other period that may be specified by the Compensation Committee in connection with the grant of a Section 162(m) Award.

                "Performance Share Award" means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

                "Restricted Stock Unit" means a Common Stock-equivalent unit granted to an Eligible Individual pursuant to Section 11 hereof.

                "Section 162(m) Award" means an Award described in Section 13 hereof.

                "Section 162(m) Participant" means any Participant who is, or could reasonably be expected to become, a "covered employee" within the meaning of Section 162(m) of the Code.

                "Secondary Board Committee" shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to Eligible Individuals who are not subject to the reporting rules under Section 16(a) of the Exchange Act or Section 162(m) Participants.

                "Securities Act" means the Securities Act of 1933, as amended, and the applicable rulings and regulations thereunder.

                "Service" means the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an employee, a non-employee member of the Board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement. For purposes of the Plan, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Stock Option may be exercised as such under the federal tax laws, the Participant's Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Administrator or by the Company's written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

                "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

                "Stock Award" means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

                "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

                "Subsidiary" means (i) any Subsidiary Corporation or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Administrator designates as a Subsidiary for the purposes of the Plan.

                "Subsidiary Corporation" means any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

                "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

                "10% Stockholder" means the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary Corporation).

                "Voluntary Retirement" means any voluntary termination of employment by a Participant (i) after reaching age sixty-two (62) and completing sixty (60) full months of continuous employment with the Company and/or its Parent or Subsidiaries or (ii) after reaching age fifty-five (55), where the Participant's age plus years of continuous employment with the Company and/or its Parent or Subsidiaries equals at least seventy (70).

3.           Administration of the Plan.

                (a)           Administration.  The Compensation Committee (whether acting directly or through a subcommittee of two (2) or more members thereof) shall have sole and exclusive authority to administer the Plan with respect to (i) Eligible Individuals who are subject to the reporting rules under Section 16(a) of the Exchange Act and (ii) awards that are Section 162(m) Awards. Administration of the Plan with respect to all other Eligible Individuals and other Awards may, at the Board's discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons and awards.

                (b)           Power and Authority of the Administrator.  Each Administrator shall, within the scope of its administrative functions under Plan, have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan, (iii) to determine the number of shares of Common Stock subject to each Award and the cash amount (if any) payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of a Participant's termination of Service or, subject to Section 21, of a Change in Control on the outstanding Awards granted to such Participant, (v) amend the terms and conditions of an Award after the granting thereof to a Participant (including accelerating the exercisability, vesting or payment of an Award and/or extending the period of time for which a Stock Option or Stock Appreciation Right is to remain exercisable following the Participant's cessation of Service, (vi) to provide in an Award Agreement for forfeiture of all or part of an Award, whether or not such Award has become exercisable, nonforfeitable or earned or has previously been exercised, as the case may be, and to determine the terms and conditions of such forfeiture, which terms and conditions may include, but are not limited to, non-competition and non-solicitation requirements and/or conditions requiring the repayment to the Company of the vested and/or previously exercised portion of any Award; (vii) to determine whether a Participant has experienced a Triggering Event as defined in Section 17; (viii) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (ix) to interpret any Award Agreement delivered under the Plan, (x) to prescribe, amend and rescind such rules and procedures as it deems necessary or advisable for the proper administration of the Plan, including adopting subplans to the Plan or special terms for Awards granted to Eligible Individuals in countries outside the United States, (xi) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of various states or foreign jurisdictions, (xi) subject to Section 3(e), delegate to one or more officers of the Company some or all of its authority under the Plan, and (xii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

                (c)           Plan Construction and Interpretation.  The Administrator shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

                (d)           Determinations of Administrator Final and Binding.  All determinations made by the Administrator in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

                (e)           Delegation of Authority.  To the maximum extent permitted by law, the Board or the Compensation Committee may from time to time delegate some or all of its authority under the Plan (including its authority to determine whether a Triggering Event has occurred and the extent to which the consequences of Section 17(a) shall apply) to one or more officers of the Company; provided, however, that in no event shall such officer or officers be delegated any authority to grant Awards to, or amend or make determinations with respect to Awards held by, Eligible Individuals who, at such time, are (A) subject to the reporting rules under Section 16(a) of the Exchange Act, (B) Section 162(m) Participants or (C) officers of the Company who are delegated authority pursuant to this Section 3(e). Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Compensation Committee specifies at the time of such delegation or thereafter. The Board or the Compensation Committee may at any time rescind the authority delegated to a delegatee appointed hereunder or appoint a new delegatee. At all times, a delegatee appointed under this Section 3(e) shall serve in such capacity at the pleasure of the body that appointed such delegatee. Any action undertaken by the delegatee in accordance with the Board's or the Compensation Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Board or the Compensation Committee, respectively, and any reference in the Plan to the Board or the Compensation Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the delegatee.

                (f)           Indemnification.  To the extent allowable pursuant to applicable law, each member of the Board and each officer to whom authority is delegated under Section 3(e) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4.           Duration of Plan.  The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after March 5, 2024.

5.           Shares of Stock Subject to the Plan and Award Limitations.

                (a)           Share Reserve.  Subject to adjustment as provided in Section 20(b), the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, Twenty-Eight Million (28,000,000) shares (the "Section 5 Limit"). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof.

                For purposes of determining the number of shares that remain available for issuance under the Plan and subject to adjustment as provided in Section 20(b), the following rules shall apply:

        (i)
        the Section 5 Limit shall be reduced on a one-for-one basis for each share of Common Stock subject to an Award other than a Full Value Award and by a fixed ratio of 3.25 shares of Common Stock for each share of Common Stock subject to a Full Value Award;

        (ii)
        the Section 5 Limit shall be increased by one share for each share of Common Stock subject to an Award other than a Full Value Award that expires or is forfeited or otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock and by 3.25 shares for each share of Common Stock subject to a Full Value Award that expires or is forfeited or otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares of Common Stock;

        (iii)
        the Section 5 Limit shall be increased by 3.25 shares for each unvested share of Common Stock repurchased or forfeited under a Stock Award; and

        (iv)
        the Section 5 Limit shall not be increased by:

          (A)
          the number of shares of Common Stock tendered to pay the exercise price of, or to satisfy a Participant's tax withholding obligations with respect to, a Stock Option or other Award,

          (B)
          the number of shares of Common Stock withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award,

          (C)
          the number of shares of Common Stock subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right on exercise thereof, and

          (D)
          shares of Common Stock purchased on the open market with the cash proceeds from the exercise of Stock Options.

                In addition, any shares of Common Stock underlying Substitute Awards shall not be counted against the Section 5 Limit set forth in the first sentence of this Section 5(a).

                (b)           Limitation on Awards.  Subject to adjustment as provided in Section 20(b),

        (i)
        in the case of Stock Options and stand-alone Stock Appreciation Rights that are settled in shares, the maximum aggregate number of shares of Common Stock with respect to which such Stock Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year of the Company under the Plan shall be Three Million (3,000,000);

        (ii)
        in the case of Awards other than Stock Options and Stock Appreciation Rights that are settled in shares, the maximum aggregate number of shares of Common Stock with respect to which such Awards may be granted to any Participant in any fiscal year of the Company under the Plan shall be One Million (1,000,000);

        (iii)
        in the case of Awards that are settled in cash based on the Fair Market Value of a share of Common Stock, the maximum aggregate amount of cash that may be paid pursuant to Awards granted to any Participant in any fiscal year of the Company under the Plan shall be equal to the Fair Market Value per share of Common Stock on the relevant vesting, payment or settlement date multiplied by the number of shares described (A) in the preceding clause (i), in the case of cash-settled Stock Appreciation Rights, or (B) in the preceding clause (ii), in the case of such Awards other than cash-settled Stock Appreciation Rights;

        (iv)
        in the case of all other Awards, the maximum aggregate amount of cash and other property (valued at its Fair Market Value) other than shares that may be paid or delivered pursuant to Awards under the Plan to any Participant in any fiscal year of the Company shall be equal to Ten Million Dollars ($10,000,000);

        (v)
        the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be Twenty-Eight Million (28,000,000); and

        (vi)
        a non-employee director may not receive stock-based awards under the Plan, whether in the form of stock options, stock appreciation rights, stock, restricted stock units, performance shares, or other stock-based awards, with an aggregate grant date value in excess of $500,000 in any fiscal year. Such limitation does not apply to any cash retainer fees converted into equity awards at the election of the non-employee director.

                For purposes of this Section 5(b), each share of Common Stock subject to an Award (including a Full Value Award) shall be counted as one share against the Award limits set forth above.

6.           Eligible Individuals.  Awards may be granted by the Administrator to individuals ("Eligible Individuals") who are officers or other employees, non-employee directors, independent contractors or consultants of the Company (or a Parent or Subsidiary) with the potential to contribute to the future success of the Company or its Parents or Subsidiaries. An individual's status as a member of the Board, the Compensation Committee or any Secondary Board Committee or an officer to whom authority is delegated under Section 3(e) shall not affect his or her eligibility to participate in the Plan.

7.           Awards Generally.  Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Section 162(m) Awards, Dividend Equivalent Awards, Cash Incentive Awards or other awards determined by the Administrator. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Administrator.

8.           Stock Options.

                (a)           Terms of Stock Options Generally.  Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Administrator in connection with the Award and specified in the applicable Award Agreement. Upon satisfaction of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by Section 8(e) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.

                (b)           Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) are met.

                (c)           Option Term.  The term of each Stock Option shall be fixed by the Administrator and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years from the date the Stock Option is granted.

                (d)           Effect of Termination of Service.  The following provisions shall govern the exercise of any Stock Options that are outstanding at the time of the Participant's cessation of Service:

        (i)
        Any Stock Option outstanding at the time of the Participant's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Administrator and set forth in the Award Agreement, but no such option shall be exercisable after the expiration of the option term.

        (ii)
        Any Stock Option held by the Participant at the time of the Participant's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant's estate or by the person or persons to whom the option is transferred pursuant to the Participant's will or the laws of inheritance or by the Participant's designated beneficiary or beneficiaries of that option.

        (iii)
        Should the Participant's Service be terminated for Cause or should the Participant otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding Stock Options, then all of those Stock Options shall terminate immediately and cease to be outstanding.

        (iv)
        During the applicable post-service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the Stock Option is at the time exercisable. No additional shares shall vest under the Stock Option following the Participant's cessation of Service, except to the extent (if any) specifically authorized by the Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any shares for which the Stock Option has not been exercised.

                                     The Administrator shall have complete discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

        (i)
        extend the period of time for which the Stock Option is to remain exercisable following the Participant's cessation of Service from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

        (ii)
        include an automatic extension provision whereby the specified post-service exercise period in effect for any Stock Option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-service exercise period during which the exercise of that Stock Option or the immediate sale of the shares acquired under such Stock Option could not be effected in compliance with the applicable registration requirements of federal and state securities laws, but in no event shall such an extension result in the continuation of such Stock Option beyond the expiration date of the term of that option, and/or

        (iii)
        permit the Stock Option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

                (e)           Payment of Exercise Price.    Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in one or more of the following forms:

        (i)
        cash or check made payable to the Company;

        (ii)
        previously owned shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date;

        (iii)
        through the withholding of shares subject to the Stock Option with a Fair Market Value on the date of exercise equal to the aggregate exercise price; or

        (iv)
        through a "cashless exercise" procedure which is approved by the Company involving a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company's pre-clearance/pre-notification policies) thereby affording Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and to satisfy withholding tax obligations related to the Stock Option.

                (f)           Incentive Stock Options.    Incentive Stock Options shall be granted only to employees of the Company or any then existing Parent or Subsidiary Corporation and the terms of each Incentive Stock Option shall, in addition to the other requirements of this Section 8, comply with the following provisions:

        (i)
        the aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted, except to the extent otherwise provided under applicable law or regulation;

        (ii)
        if the Participant to whom the Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date, and the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date; and

        (iii)
        during the Participant's lifetime, the Incentive Stock Option may be exercised only by the Participant and the Incentive Stock Option, together with the shares of Common Stock subject to that option during the period prior to exercise, shall not be assignable or transferable other than by will or by the laws of inheritance following the Participant's death.

Any Stock Option (or portion thereof) that, for any reason, fails to meet the requirements of Section 422 of the Code or any successor provision shall be a Nonqualified Stock Option. Any Stock Option that is specifically designated as Nonqualified Stock Option shall not be subject to the terms of this Section 8(f).

9.           Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to the terms and conditions established by the Administrator in connection with the award thereof and specified in the applicable Award Agreement; provided, however, that the exercise price per share of Common Stock subject to a Stock Appreciation Right shall be no less than 100% of the Fair Market Value per share on the date of grant and the Stock

Appreciation Right shall not be exercisable after the expiration of ten (10) years measured from the grant date. Subject to the provisions of Section 17, the exercise of a Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Administrator, payments to a Participant upon exercise of a Stock Appreciation Right may be made in shares of Common Stock, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Administrator may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercised. The provisions governing the exercise of Stock Appreciation Rights following the cessation of the Participant's Service shall be substantially the same as set forth in Section 8(d) for Stock Options granted under the Plan.

10.           Stock Awards.    Stock Awards shall consist of one or more shares of Common Stock granted to an Eligible Individual, and shall be subject to the terms and conditions established by the Administrator in connection with the Award and specified in the applicable Award Agreement. Stock Awards may be issued for cash or no cash consideration and as fully vested shares or subject to vesting conditions as determined by the Administrator; provided, however, that each Stock Award shall be subject to at least one of the following minimum vesting requirements: (a) a performance-based vesting requirement that expires not less than one (1) year following the date of grant or (b) a time-based vesting requirement that expires based on the Eligible Individual remaining in Service for not less than three (3) years from the date of grant of the Stock Award. Notwithstanding anything to the contrary however, the Administrator shall be permitted to waive any vesting conditions applicable to any Stock Award. Except as otherwise provided in the applicable Award Agreement, a Participant shall have all the rights of a stockholder with respect to any shares of Common Stock issued to the Participant under a Stock Award, whether or not the Participant's interest in those shares is vested.

11.           Restricted Stock Units.    The Administrator may from time to time grant Awards to Eligible Individuals denominated in Common Stock-equivalent units in such amounts and upon such terms and conditions (including vesting conditions) as the Administrator shall determine and as set forth in an applicable Award Agreement; provided, however, that each Restricted Stock Unit Award shall be subject to at least one of the following minimum vesting requirements: (a) a performance-based vesting requirement that expires not less than one (1) year following the date of grant or (b) a time-based vesting requirement that expires based on the Eligible Individual remaining in Service for not less than three (3) years from the date of grant of the Stock Award. Notwithstanding anything to the contrary however, the Administrator shall be permitted to waive any vesting conditions applicable to any Restricted Stock Unit Award. Restricted Stock Units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of Restricted Stock Units may be settled in shares of Common Stock, cash, or in any combination of Common Stock and cash as the Administrator shall determine. Except as otherwise provided in the applicable Award Agreement, the Participant shall not have the rights of a stockholder with respect to any Common Stock represented by a Restricted Stock Unit. However, Dividend Equivalents may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Restricted Stock Units, subject to such terms and conditions as the Administrator may deem appropriate.

12.           Performance Share Awards.    Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Administrator deems appropriate. Each Award Agreement shall set forth the number of shares of Common Stock to be earned by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Administrator deems appropriate. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the applicable performance period, or at such other time as the Administrator shall determine, in shares of Common Stock, cash or in a combination of Common Stock and cash, as the Administrator shall determine.

13.           Section 162(m) Awards.

                (a)           Terms of Section 162(m) Awards Generally.    In addition to any other Awards under the Plan, the Compensation Committee shall have the authority to grant Awards that are intended to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code ("Section 162(m) Awards"). Section 162(m) Awards may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Dividend Equivalent Awards, Cash Incentive Awards or other awards the vesting, exercisability and/or payment of which is conditioned upon the attainment for the applicable Performance Period of specified performance targets related to designated performance goals for such period selected by the Compensation Committee from among the performance goals specified in Section 13(b) below. Section 162(m) Awards will be made in accordance with the procedures specified in applicable Treasury regulations for compensation intended to be "qualified performance-based compensation."

                (b)           Performance Goals.    Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) cash flow (including net cash flow, cash flow from operations, free cash flow (i.e. cash flow from operations less capital expenditures), cash flow from investing activities and cash flow from financing activities); (ii) earnings (including total earnings, earnings from operations, gross profit, gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) income from continuing operations, income from continuing operations before taxes, income from continuing operations before taxes and interest, income from continuing operations before taxes, interest, depreciation and amortization, income from continuing operations before special items (including warrant expense, LIFO charges, employee severance, litigation expenses, deal amortization and other expenses, all net of taxes); (iv) earnings per share and earnings per share from continuing operations, diluted or basic; (v) growth in earnings or earnings per share, diluted or basic; (vi) stock price; (vii) return on equity or average stockholder equity; (viii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (ix) return on capital; (x) return on assets or net assets; (xi) net asset turnover or change in assets; (xii) capital expenditures; (xiii) invested capital, return on capital or return on committed or invested capital; (xiv) revenue, growth in revenue or return on sales; (xv) income or net income; (xvi) operating income, net operating income or net operating income after tax; (xvii) operating profit or net operating profit; (xviii) gross or operating margin; (xix) profitability by product or program line, business unit, or segment; (xx) return on operating revenue or return on operating profit; (xxi) distribution, selling, general and/or administrative expenses; (xxii) operating expenses; (xxiii) operating expenses as a percentage of revenue; (xxiv) overhead or other expense reduction; (xxv) dividend payment yield or dividend payout ratio; (xxvi) net or gross sales; (xxvii) days sales outstanding; (xxviii) days inventory on hand; (xxix) inventory turnover; (xxx) economic value added; (xxxi) cost of capital; (xxxii) litigation and regulatory resolution goals; (xxxiii) budget comparisons; (xxxiv) productivity; (xxxv) growth in stockholder value relative to the growth of the S&P 500 or S&P 500 Index, the S&P Global Industry Classification Standards ("GICS") or GICS Index, or another peer group or peer group index; (xxxvi) debt or debt reduction; (xxxvii) credit rating; (xxxviii) development and implementation of key projects, strategic plans and/or organizational restructuring goals; (xxxix) performance achievements on certain designated projects or objectives; (xl) development and implementation of risk and crisis management programs; improvement in workforce diversity; (xli) productivity goals; (xlii) workforce management and succession planning goals; (xliii) measures of customer satisfaction, employee satisfaction, employee retention or staff development; (xliv) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company's revenue or profitability or enhance its customer base; (xlv) merger and acquisitions; (xlvi) measures of market share; (xlvii) maintenance of an investment grade rating; (xlviii) buy-side margin or other specific financial criteria related to inventory purchasing; (xlix) regulatory compliance, (l) specific diversity and/or succession goals or implementation; and (li) other similar criteria consistent with the foregoing.

                In addition, such performance criteria may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be appropriately adjusted for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws, regulations or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary, unusual or nonrecurring items; (F) the operations of any business acquired by the Company; (G) severance, contract termination and other costs related to exiting certain business activities, discontinued operations or the divestiture of one or more business operations; (H) currency fluctuations; (I) non-cash items, such as amortization, depreciation or reserves; (J) recapitalization, merger, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction; (K) gains or losses from the early extinguishment of debt; (L) stock dividend or stock split; (M) items relating to major licensing or partnership arrangements; and (N) any other adjustment consistent with the operation of the Plan.

                (c)           Other Performance-Based Compensation.    The Compensation Committee's decision to make, or not to make, Section 162(m) Awards within the meaning of this Section 13 shall not in any way prejudice the qualification of any other Awards as performance based compensation under Section 162(m). In particular, Awards of Stock Options and Stock Appreciation Rights may, pursuant to applicable regulations promulgated under Section 162(m), be qualified as performance-based compensation for Section 162(m) purposes without regard to this Section 13.

14.           Dividend Equivalent Awards.

                (a)           The Administrator may grant Dividend Equivalents to any Eligible Individual based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

                (b)           Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Stock Options or Stock Appreciation Rights.

15.           Cash Incentive Awards.    The Administrator shall have the authority to grant Cash Incentive Awards which are to vest in one or more installments over the Participant's continued Service or upon the attainment of specified performance goals. The vesting schedule and other terms applicable to each Cash Incentive Award shall be determined by the Administrator and incorporated into the Award Agreement. The Compensation Committee shall also have the authority, consistent with Section 162(m) of the Code, to structure one or more Cash Incentive Awards so that those Awards qualify as Section 162(m) Awards pursuant to Section 13.

16.           Other Awards.    The Administrator shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Administrator determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments under the Plan which may be based on one or more criteria determined by the Administrator which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

17.           Special Forfeiture and Repayment Rules.

                (a)           In the event the Administrator determines in its sole discretion that a Triggering Event (as defined in Section 17(b) below) has occurred with respect to a Participant and unless otherwise set forth in the applicable Award Agreement, then:

                                (i)            Provided the application of this Section 17(a)(i) has not been waived by the Administrator, any (A) outstanding Stock Option and/or Stock Appreciation Right then held by the Participant (or his permitted transferee), whether or not vested and exercisable, (B) outstanding Stock Awards and/or Restricted Stock Unit Awards granted to the Participant as to which the restrictions have not lapsed (or, with respect to Restricted Stock Unit Awards, restrictions have lapsed but the shares of Common Stock or cash have not been delivered), (C) Performance Share Awards and/or Section 162(m) Awards as to which the applicable performance period has not expired or the applicable performance period has expired but such Award has not yet been paid and/or (D) Cash Incentive Awards granted to the Participant that have not vested (or that have vested but such Award has not yet been paid), will immediately and automatically be forfeited and such Participant (or his permitted transferee) will have no further rights with respect to that Award; and

                                (ii)            Provided the application of this Section 17(a)(ii) has not been waived by the Administrator, if the Participant (or his permitted transferee) exercised a Stock Option or Stock Appreciation Right within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the applicable Participant shall pay to the Company an amount equal to the product of the number of shares of Common Stock as to which the Stock Option or Stock Appreciation Right was exercised, multiplied by the excess, if any, of the Fair Market Value per share of Common Stock on the date of exercise over the per share exercise price of that Stock Option or Stock Appreciation Right.

                                (iii)            Provided the application of this Section 17(a)(iii) has not been waived by the Administrator, if restrictions imposed on Stock Awards and/or Restricted Stock Unit Awards have lapsed (and, with respect to Restricted Stock Unit Awards, the shares of Common Stock or cash have been delivered to the Participant) within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the applicable Participant shall deliver to the Company a number of unrestricted shares of Common Stock equal to the number of shares of Common Stock (or Common Stock-equivalent units in the case of Restricted Stock Unit Awards) as to which restrictions have so lapsed during such period and any cash received in settlement of such Award; provided that if, at the time delivery of the shares of Common Stock by the Participant is required, such Participant cannot deliver a number of unrestricted shares of Common Stock equal to the number of shares of Common Stock (or Common Stock-equivalent units in the case of Restricted Stock Unit Awards) as to which restrictions have so lapsed during such period, in addition to the delivery of the number of unrestricted shares of Common Stock by such Participant at such time, such Participant shall be required to pay to the Company an amount equal to the product of the number of such shares of Common Stock (or Common Stock-equivalent units in the case of Restricted Stock Unit Awards) as to which restrictions have so lapsed during such period (less the number of shares of Common Stock contemporaneously delivered by the Participant to the Company), multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock as of the date such restrictions lapsed over the per share purchase price paid by the Participant for such shares (or Common Stock-equivalent units), if any.

                                (iv)            Provided the application of this Section 17(a)(iv) has not been waived by the Administrator, if, with respect to Performance Share Awards with an applicable performance period which ended within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, the specified performance targets for such performance period have been attained and such Performance Share Award was paid to the Participant, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the applicable Participant shall deliver to the Company the number of shares of Common Stock or cash paid to the Participant with respect to such Performance Share Award; provided that if, at the time delivery of the shares of Common Stock by the Participant is required, such Participant cannot deliver the shares of Common Stock, such Participant shall be required to pay to the Company an amount equal to the product of the number of such shares of Common Stock delivered to the Participant, multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock as of the date such delivery over the per share purchase price paid by the Participant for such shares, if any.

                                (v)            Provided the application of this Section 17(a)(v) has not been waived by the Administrator, if a Cash Incentive Award was paid to the Participant within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the Participant shall pay to the Company the amount paid to the Participant with respect to such Cash Incentive Award.

                                (vi)            Provided the application of this Section 17(a)(vi) has not been waived by the Administrator, if, with respect to a Section 162(m) Award with an applicable Performance Period which ended within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, the specified performance targets for such Performance Period have been attained and such Section 162(m) Award was paid to the Participant, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the Participant shall pay to the Company an amount equal to: (A) in the case of a Section 162(m) Award that is a Stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit Award, Performance Share Award or Cash Incentive Award, the amount to be paid by the Participant to the Company determined pursuant to the provisions of Sections 17(a)(ii)-(v) as applicable, or (B) otherwise, the amount paid to the Participant with respect to such Section 162(m) Award.

                                (vii)            Provided the application of this Section 17(a)(vii) has not been waived by the Administrator, if any cash or shares of Common Stock have been paid to the Participant under a Dividend Equivalent Award within the 12-month period immediately prior to the date of the acts or omissions that gave rise to such Triggering Event or anytime thereafter, within 10 days of receiving written notice from the Company that a Triggering Event has occurred, the applicable Participant shall pay to the Company the amount of cash or the number of shares of Common Stock paid to the Participant with respect to such Dividend Equivalent Award; provided that if, at the time delivery of the shares of Common Stock by the Participant is required, such Participant cannot deliver the shares of Common Stock, such Participant shall be required to pay to the Company an amount equal to the product of the number of such shares of Common Stock delivered to the Participant multiplied by the Fair Market Value of one share of Common Stock as of the date of such delivery.

                (b)           Except as otherwise set forth in an applicable Award Agreement, "Triggering Event" means, unless waived in writing by the Administrator, the occurrence of any of the following:

                                (i)            the date during the Repayment Period (as defined below in Section 17(c)) that the Participant's Service was involuntarily terminated by the Company (or any Parent or Subsidiary) for Cause;

                                (ii)            the date during the Repayment Period that the Participant (A) breaches any provisions of Attachment B, (B) without authorization uses or discloses confidential information or trade secrets of the Company (or any of its affiliated corporations) or (C) commits any other intentional misconduct adversely affecting the business or affairs of the Company (or any its affiliated corporations);

                                (iii)            the date during the Repayment Period that the Participant breaches any provision of Attachment A;

                                (iv)            the date during the Repayment Period that the Administrator determines that the Participant either (i) engaged in conduct that directly or indirectly resulted in the Company having to restate all or a portion of its financial statements or (ii) engaged in conduct which would constitute a breach of any certificate of compliance or similar attestation/certification signed by the Participant;

                                (v)            the date during the Repayment Period that the Participant has violated any material term of an employment agreement, independent contractor agreement, consulting agreement or other similar agreement that the Participant has entered into with the Company (or any Parent or Subsidiary);

                                (vi)            the date during the Repayment Period that the Participant disparages or subverts the Company, or makes any statement reflecting negatively on the Company, its affiliated corporations or entities, or any of their officers, directors, employees, agents or representatives, including, but not limited to, any matters relating to the operation or management of the Company, the Participant's Service and the termination thereof, irrespective of the truthfulness or falsity of such statement;

                                (vii)            the date during the Repayment Period that the Administrator determines that the Participant committed an act or omission while an employee or other service provider of the Company (or Parent or Subsidiary) that was not discovered by the Company (or any Parent or Subsidiary) until after the termination of such Participant's Service that would, if such Participant were an active employee or other service provider of the Company (or Parent or Subsidiary) at the time such act or omission is discovered, be reason for termination of such Participant's Service for Cause; or

                                (viii)            the date during the Repayment Period that the Participant fails to cooperate with the Company (or any Parent or Subsidiary) in all investigations of any kind, in assisting and cooperating in the preparation and review of documents and meeting with Company counsel, and in providing truthful testimony as a witness in connection with any present or future court, administrative, agency or arbitration proceeding involving the Company (or any Parent or Subsidiary).

                (c)           Except as set forth in an applicable Award Agreement, "Repayment Period" means:

                                (i)            with respect to Triggering Events described in Sections 17(b)(i), (ii), (v), (vii) and (viii), anytime;

                                (ii)            with respect to Triggering Event described in Sections 17(b)(iii) and (vi), the period that the Participant is employed by, or otherwise provides services to, the Company (or any Parent or Subsidiary), plus the 24-month period immediately following the termination such Service; and

                                (iii)            with respect to Triggering Event described in Sections 17(b)(iv), the period that the Participant is employed by, or otherwise provides services to, the Company (or any Parent or Subsidiary), plus the 36-month period immediately following the termination such Service.

                (d)           The Participant shall also be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid or issued to a Participant shall be subject to cancellation, recoupment, rescission, payback or other action in accordance with the terms of such policy.

                (e)           Unless otherwise set forth in the applicable Award Agreement, by accepting an Award under the Plan, the Participant thereby: (i) agrees to be bound by the terms and conditions of Attachment A and Attachment B and this Section 17, including, without limitation, the required payment provisions of Sections 17(a)(ii)-(v), (ii) acknowledges and agrees that the Company would have not granted such Award in the absence such terms and conditions, (iii) represents and warrants that he will remain in full compliance with such terms and conditions, (iv) agrees to make or cause to be made the required payments set forth in Sections 17(a)(ii)-(v), as applicable, and (v) without limiting the generality of Section 17(e)(iv) above, agrees that the Company may deduct from, and set-off against, any amounts owed to the Participant by the Company or any Parent or Subsidiary (including, without limitation, amounts owed as wages, bonuses, severance, or other fringe benefits) to the extent of the amount owed by the Participant to the Company pursuant to this Section 17.

                (f)           An Award Agreement evidencing an Award under the Plan as to which this Section 17 applies shall provide the applicable Participant with a reasonable period of time following the date of such Participant's receipt of such Award Agreement to refuse acceptance of such Award if he disagrees with any of the terms and conditions of this Section 17. If a Participant refuses acceptance of an Award, the Award will be immediately forfeited, the Participant will have no further rights with respect to such Award, and the shares of Common Stock underlying such Award shall again be available for grant under the Plan.

18.           Non-transferability.    No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or as may otherwise be required by law; provided, however, that the Administrator may, subject to such terms and conditions as the Administrator shall specify, permit the transfer of an Award to a Participant's Family Members or to one or more trusts established in whole or in part for the benefit of the Participant or one or more of the Participant's Family Members; provided further, that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to the Participant, or, if applicable, the Family Member or trust to whom such Stock Option, Stock Appreciation Right or other Award has been transferred in accordance with the preceding sentence. Notwithstanding the foregoing, a Participant also may, to the extent permitted by the Administrator, designate one or more beneficiaries of his or her outstanding Awards, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant's death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the Plan and the applicable Award Agreement(s) evidencing each such transferred Award.

19.           Deferred Compensation

                (a)           Deferrals Permitted.    The Administrator may, in its sole discretion, structure one or more Awards (other than Stock Options or Stock Appreciation Rights) so that Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Section 409A of the Code.

                (b)           Retainer Fee Deferral Program.    The Administrator may implement a non-employee directors retainer fee deferral program under the Plan so as to allow the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into Restricted Stock Units that will defer the issuance of the shares of Common Stock that vest under those Restricted Stock Units until a permissible date or event under Section 409A of the Code. If such program is implemented, the Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Section 409A of the Code.

20.           Recapitalization or Reorganization.

                (a)           Authority of the Company and Stockholders.    The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                (b)           Change in Capitalization.    Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, spin-off transaction or any other corporate event affecting the Common Stock as a class without the Company's receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, the Administrator, shall make such equitable adjustments it considers appropriate (in the form determined by the Administrator in its sole discretion) to prevent diminution or enlargement of the rights of Participants under the Plan with respect to (i) the aggregate number, class and/or issuer of securities for which Awards in respect thereof may be granted under the Plan, (ii) the aggregate number, class and/or issuer of securities that may be issued pursuant to Incentive Stock Options granted under the Plan, (iii) the maximum number, class and/or issuer of securities for which any one person may be granted Stock

Options or stand-alone Stock Appreciation Rights or other Awards denominated in Common Stock under the Plan per fiscal year, (iv) the number, class and/or issuer of securities and the exercise price (or other cash consideration, if any) per share in effect under each outstanding Award under the Plan, (v) the number, class and/or issuer of securities subject to the Company's outstanding repurchase rights under the Plan and the repurchase price payable per share, and (vi) such other adjustments as it deems appropriate. The Administrator's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

                (c)           Limitations.    Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 20(b) to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 20(b) to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; and (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 20(b) to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.

21.           Change in Control.

                (a)           Except as otherwise provided in an Award Agreement and except for Awards made to non-employee directors and Cash Incentive Awards, if, within two (2) years following a Change in Control which occurs after the Effective Date, a Participant's Service as an employee is involuntarily terminated by the Company (or successor thereto) or a Parent or Subsidiary, whether or not for Cause: (i) all Stock Options or Stock Appreciation Rights of such Participant then outstanding shall become fully exercisable as of the date of such termination, whether or not exercisable, (ii) all restrictions and conditions on all Stock Awards of such Participant then outstanding shall lapse as of the date of such termination, (iii) all Restricted Stock Units of such Participant shall become nonforfeitable as of the date of such termination, and (iv) all Performance Share Awards of such Participant shall be deemed to have been fully earned as of the date of such termination.

                (b)           In addition, in the event of a Change in Control, the Administrator may, in its sole discretion, make any or all of the following adjustments: (A) by written notice to each holder of an outstanding Stock Option or Stock Appreciation Right provide that such holder's Stock Options or Stock Appreciation Rights shall be cancelled unless exercised within such period as the Administrator shall determine after the date of such notice; (B) provide for the payment upon termination or cancellation of a Stock Option or Stock Appreciation Right (whether or not such Stock Option or Stock Appreciation Right is otherwise exercisable) of an amount in cash, securities and/or other property (or a combination thereof) with an aggregate value equal to: (x) the excess, if any, of the aggregate Fair Market Value as of the date of such Change in Control of the Common Stock then subject to the Stock Option or Stock Appreciation Right over the product of the number of shares of Common Stock then subject to the Stock Option multiplied by the per share exercise price, less (y) an amount equal to the federal, state, local and foreign taxes, if any, required to be withheld, collected, accounted for or paid as a result of such payment; (C) provide for the cancellation of outstanding Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Section 162(m) Awards or other Awards in exchange for payments of cash, securities and/or other property (or a combination thereof) having an aggregate value equal to the value of such Award, as determined by the Administrator, in its sole discretion; (D) provide for the payment of a Participant's Cash Incentive Award at target level and/or based upon performance for the abbreviated performance period ending with the Change in Control; (E) substitute other property (including, without limitation, cash or other securities of the Company and securities of an entity other than the Company); and/or (F) make any other adjustments, or take other reasonable action, as the Administrator deems appropriate provided that no such other action impairs any rights that a Participant has under the Plan without such Participant's consent.

22.           Amendment of the Plan; Amendment of Outstanding Awards.    The Board or Compensation Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule. Except as otherwise provided in the next sentence or Section 24(e) below, no termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Furthermore, notwithstanding any provision herein to the contrary, the Board or Compensation Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws (including, without limitation, Section 409A of the Code), securities laws, accounting rules and other applicable state, federal and foreign laws and/or to amend any Award to ensure that the Award is in compliance with the limitations, terms and conditions of the Plan.

23.           No Repricing of Stock Options or Stock Appreciation Rights.    Notwithstanding any provision in the Plan to the contrary, the Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding Stock Options or Stock Appreciation Rights are cancelled and new Stock Options or Stock Appreciation Rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Stock Options or Stock Appreciation Rights with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Company or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) except as otherwise provided in Section 20(b), otherwise directly reduce the exercise price in effect for outstanding Stock Options or Stock Appreciation Rights under the Plan, without in each instance first obtaining stockholder approval.

24.           Miscellaneous.

                (a)           Tax Withholding.    The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options or Stock Appreciation Rights or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable federal, state, local and foreign taxes and other amounts required to be withheld, collected or accounted for. The Company shall, to the extent permitted by law, have the right to deduct any such taxes or other amounts from any payment of any kind otherwise due to the Participant. The Administrator may, in its sole discretion, withhold (or allow the holder of an Award to elect to have the Company withhold) shares of Common Stock otherwise issuable under an Award in satisfaction of all or a portion of such taxes or amounts with respect to any taxable event relating to such Award. The number of shares of Common Stock that may be withheld pursuant to this Section 24 shall be limited to the number of shares that have a Fair Market Value on the date of withholding not exceeding the aggregate amount of such taxes or amounts, as determined based on the minimum statutory withholding rates (or such other withholding rates that have been determined by the Administrator to avoid adverse accounting consequences).

                (b)           No Right to Grants or Employment or Service.    No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee or service provider of the Company (or any Parent or Subsidiary) any right to continued Service with the Company (or any Parent or Subsidiary) or interfere in any way with the right of the Company (or a Parent or Subsidiary) to terminate the Service of any of its employees or service providers at any time, with or without cause.

                (c)           Unfunded Plan.    The Plan is intended to constitute an unfunded plan for incentive compensation. Nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

                (d)           Other Employee Benefit Plans.    Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, and shall not affect the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company (or any Parent or Subsidiary).

                (e)           Section 409A.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is subject to the requirements of Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Notwithstanding any provision of the Plan to the contrary (including the provisions of Section 22), in the event that the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code.

                (f)           Securities and Other Law Restrictions.    The Administrator may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal, state or foreign securities or other law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal, state and foreign securities and other laws.

                (g)           Compliance with Rule 16b-3.

                                (i)            The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Administrator shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

                                (ii)            Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

                (h)           Award Agreement.    In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

                (i)           Invalid Provisions.    In the event that any provision of this Plan is found to be invalid, unenforceable or otherwise inconsistent with any applicable law (including, without limitation Section 409A of the Code), such invalidity, unenforceability or inconsistency will not be construed as rendering any other provisions contained herein as invalid, unenforceable or inconsistent, and all such other provisions will be given full force and effect to the same extent as though the invalid, unenforceable or inconsistent provision was not contained herein.

                (j)           Headings.    Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

                (k)           Expenses.    The costs and expenses of administering the Plan shall be borne by the Company.

                (l)           Applicable Law.    The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

ATTACHMENT A

Restrictive Covenants

1.
The Participant acknowledges that the Company is generally engaged in business throughout the United States and other foreign jurisdictions. During the two-year period following the Participant's termination of employment for any reason other than a termination by the Company without Cause or, if the Participant terminates employment as a result of Voluntary Retirement, during the period which is the greater of (i) the two-year period following such Voluntary Retirement or (ii) the period beginning on the effective date of such Voluntary Retirement and ending on the date on which any Award granted to such Participant will vest in full, the Participant agrees that he will not, unless acting with the prior written consent of the Company, directly or indirectly, own, manage, control, or participate in the ownership, management or control of, or be employed or engaged by, or otherwise affiliated or associated with, as an officer, director, employee, consultant, independent contractor or otherwise, any other corporation, partnership, proprietorship, firm, association or other business entity, which is engaged in any business, including the wholesale distribution of pharmaceutical products, that, or otherwise engage in any business that, as of the date on which the Participant's employment with the Company terminates, is engaged in by the Company, has been reviewed with the Board for development to be owned or managed by the Company, and/or has been divested by the Company but as to which the Company has an obligation to refrain from involvement, but only for so long as such restriction applies to the Company; provided, however, that the ownership of not more than 5% of the equity of a publicly traded entity shall not be deemed to be a violation of this paragraph.

2.
The Participant also agrees that he will not, directly or indirectly, during the Participant's employment by the Company and for two (2) years following the termination of such employment for any reason other than a termination by the Company without Cause, induce any person who is an employee, officer, director, or agent of the Company, to terminate such relationship, or employ, assist in employing or otherwise be associated in business with any present or former employee or officer of the Company, including without limitation those who commence such positions with the Company after the date that such Participant's employment by the Company terminates.

3.
The Participant also agrees to return, immediately following the Participant's termination of employment, any records and business documents, whether on computer or hard copy, and other materials (including but not limited to computer disks and tapes, computer programs and software, office keys, correspondence, files, customer lists, technical information, customer information, pricing information, business strategies and plans, sales records and all copies thereof) (collectively, the "Corporate Records") provided by the Company and/or its predecessors, subsidiaries or affiliates or obtained as a result of the Participant's prior employment with the Company and/or its predecessors, subsidiaries or affiliates, or created by the Participant while employed by or rendering services to the Company and/or its predecessors, subsidiaries or affiliates. The Participant acknowledges that all such Corporate Records are the property of the Company. In addition, the Participant shall promptly return in good condition any and all beepers, credit cards, cellular telephone equipment, business cards and computers.

4.
The Participant acknowledges and agrees that the restrictions contained in this Attachment A are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company and that the Company would not have granted an Award to the Participant in the absence of such restrictions. In the event that the provisions of this Attachment A should ever be adjudicated to exceed the limitations permitted by applicable law in any jurisdiction, it is the intention of the parties that the provision shall be amended such that those provisions are made consistent with the maximum limitations permitted by applicable law, that such amendment shall apply only within the jurisdiction of the court that made such adjudication and that those provisions otherwise be enforced to the maximum extent permitted by law. If a Participant has entered into an agreement pursuant to which such Participant is subject to restrictive covenants with respect to the Company that are similar in nature to the covenants of this Attachment A, the provisions of this Attachment A shall be deemed to be in addition to, not in lieu of, the provisions of such agreement.

For purposes of this Attachment A, the term "Company" shall be deemed to include parents, subsidiaries and affiliates of the Company.

ATTACHMENT B

Works For Hire Acknowledgment; Assignment

The Participant acknowledges that all of the Participant's work on and contributions to the products of the Company or any Parent or Subsidiary (collectively, the "Products"), including, without limitation, any and all patterns, designs, artworks and other expressions in any tangible medium (collectively, the "Works") are within the scope of the Participant's Service and are a part of the services, duties and responsibilities of the Participant. All of the Participant's work on and contributions to the Works will be rendered and made by the Participant for, at the instigation of, and under the overall direction of the Company (or Parent or Subsidiary, as applicable), and all of the Participant's said work and contributions, as well as the Works, are and at all times shall be regarded as "work made for hire" as that term is used in the United States Copyright Laws. Without curtailing or limiting this acknowledgment, the Participant hereby assigns, grants, and delivers exclusively to the Company, as to work on and contribution to the Products pursuant hereto all rights, titles, and interests in and to any such Works, and all copies and versions, including all copyrights and renewals. The Participant will execute and deliver to the Company, or its successors and assigns, such other and further assignments, instruments and documents as it from time to time reasonably may request for the purpose of establishing, evidencing, and enforcing or defending its complete, exclusive perpetual, and worldwide ownership of all rights, titles, and interests of every kind and nature whatsoever, including all copyrights in and to the Works. The Participant hereby constitutes and appoints the Company as its agent and attorney-in-fact, with full power of substitution, to execute and deliver said assignments, instruments or documents as the Participant may fail or refuse to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

Appendix C

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AMERISOURCEBERGEN CORPORATION

            AmerisourceBergen Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"),

            DOES HEREBY CERTIFY:

            FIRST:        That the Board of Directors of AmerisourceBergen Corporation (the "Corporation"), at a meeting held on November 14, 2013, duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring the amendment to be advisable, and directing that the amendment be submitted to the stockholders of the Corporation for consideration at the 2014 annual meeting of stockholders. The resolution setting forth the proposed amendment is as follows:

    RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by changing Section 6.03 so that this section will read as follows:

    Section 6.03.    Stockholder Action. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied. Special meetings of the stockholders of the Corporation may be called only by (a) the Board pursuant to a resolution duly adopted by a majority of the members of the Board or (b) the stockholders of the Corporation holding at least 25% of the outstanding shares of Common Stock, subject to the procedures and other requirements set forth in the Bylaws.

            SECOND:    That the amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

            IN WITNESS WHEREOF, AmerisourceBergen Corporation has caused this certificate to be signed by Steven H. Collis, its Chief Executive Officer, this      day of March, 2014.

By:
Name: Steven H. Collis Title: Chief Executive Officer

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Appendix D

AMENDED AND RESTATED BYLAWS
OF
AMERISOURCEBERGEN CORPORATION

(Amended and restated as of [~~February 17, 2011~~]                 [    •    ], 2014)

D-i

D-ii

AMENDED AND RESTATED BYLAWS
OF
AMERISOURCEBERGEN CORPORATION

ARTICLE I

OFFICES

            Section 1.01    Registered Office. The registered office of AmerisourceBergen Corporation (the "Corporation") in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.

            Section 1.02    Other Offices. The Corporation may also have an office or offices at any other place or places within or without the State of Delaware as the Board of Directors of the Corporation (the "Board") may from time to time determine or the business of the Corporation may from time to time require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

            Section 2.01    Annual Meetings. The annual meeting of stockholders of the Corporation for the election of Directors of the Corporation ("Directors"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting.

            Section 2.02    Special Meetings. [~~Special meetings of stockholders for any purpose or purposes may be called by the Board pursuant to a resolution duly adopted by a majority of the members of the Board, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the notice required by Section 2.03 of this Article II may be conducted at the special meeting. The ability of the stockholders to call a special meeting of stockholders of the Corporation is specifically denied.~~]

                        (a)        Special meetings of stockholders for any purpose or purposes may be called by the Board pursuant to a resolution duly adopted by a majority of the members of the Board, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the notice required by Section 2.03 of this Article II may be conducted at the special meeting called by the Board.

                        (b)        Subject to the provisions of this Section 2.02(b) and all other applicable sections of these Bylaws, a special meeting of stockholders shall be called by the Secretary of the Corporation upon written request (a "Special Meeting

Request") of one or more persons who or which Net Long Beneficially Own(s) not less than 25% of the outstanding shares of common stock of the Corporation (the "Requisite Percentage") as of the time of such request and has or have had continuous Net Long Beneficial Ownership of at least the Requisite Percentage for a minimum of one full year prior to the date of submission of the Special Meeting Request.

                                    (i)        A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary of the Corporation at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such stockholder's or beneficial owner's duly authorized agent (each, a "Requesting Stockholder"), and includes:

                                                 (A)      a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting;

                                                 (B)      in the case of any director nominations proposed to be presented at the special meeting, the information required by Section 2.03(c)(ii) of this Article II;

                                                 (C)      in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 2.03(b)(ii) of this Article II;

                                                 (D)      a representation that each Requesting Stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting;

                                                 (E)      an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of (1) any disposition prior to the time of the special meeting of any shares included within any Requesting Stockholder's Net Long Beneficial Ownership as of the date on which the Special Meeting Request was delivered to the Secretary and (2) any material change prior to the time of the special meeting in any Requesting Stockholder's Net Long Beneficial Ownership;

                                                 (F)      an acknowledgement that prior to the special meeting any disposition of shares of the Corporation's common stock included within any Requesting Stockholder's Net Long Beneficial Ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Stockholders' aggregate Net Long Beneficial

Ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request; and

                                                 (G)      documentary evidence that the Requesting Stockholders had Net Long Beneficial Ownership of the Requisite Percentage as of the date of delivery of the Special Meeting Request to the Secretary and for a minimum of one full year prior to the date of such delivery;

                                    provided, however, that if any of the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten (10) days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Stockholders who are beneficial owners, Net Long Beneficial Ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary and for a minimum of one full year prior to the date of such delivery. In addition, the Requesting Stockholders on whose behalf the Special Meeting Request is being made shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten (10) business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten (10) business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of an update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof) and (y) promptly provide any other information reasonably requested by the Corporation.

                                    (ii)        A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if:

                                                 (A)      the Special Meeting Request does not comply with this Section 2.02(b);

                                                 (B)      the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law or the Corporation's Certificate of Incorporation or these Bylaws;

                                                 (C)      the Special Meeting Request is delivered during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting or (y) 30 days after the first anniversary of the date of the previous annual meeting;

                                                 (D)      an identical or substantially similar item (as determined in good faith by the Board, a "Similar Item"), other than the election of directors, (1) was presented at an annual or special meeting of stockholders held not more than twelve (12) months before delivery of the Special Meeting Request or (2) is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within one hundred twenty (120) days of the receipt by the Corporation of a Special Meeting Request;

                                                 (E)      a proposed item of business involves the election or removal of Directors, changing the size of the Board of Directors, or any similar matter (as determined in good faith by the Board, an "Election Item") and any Election Item (1) was presented at an annual or special meeting of stockholders held not more than one hundred twenty (120) days before delivery of the Special Meeting Request or (2) is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within one hundred twenty (120) days of the receipt by the Corporation of a Special Meeting Request; or

                                                 (F)      the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable law.

                                    (iii)      Special meetings of stockholders called pursuant to this Section 2.02(b) shall be held at such place, on such date, and at such time as the Board shall fix; provided, however, that the special meeting shall not be held more than one hundred twenty (120) days after receipt by the Corporation of a valid Special Meeting Request.

                                    (iv)      The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation (or any deemed revocation pursuant to clause (F) of Section 2.02(b)(i)), there are unrevoked requests from Requesting Stockholders holding in the aggregate less than the Requisite Percentage (or there are no unrevoked requests at all), the Board, in its discretion, may cancel the special meeting.

                                    (v)      If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business specified in the Special Meeting Request to be presented for consideration, the Corporation need not present such business for a vote at the special meeting, notwithstanding that proxies in respect of such business may have been received by the Corporation.

                                    (vi)      Business transacted at any special meeting called pursuant to this Section 2.02(b) shall be limited to (A) the purpose(s) stated in a valid Special Meeting Request received from the Requesting Stockholders holding in the aggregate the Requisite Percentage and (B) any additional matters that the Board determines to include in the Corporation's notice of the special meeting.

                                    (vii)      For the purposes of this Section 2.02(b), the following definitions shall apply:

An "Affiliate" of a person shall mean another person that, directly or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such person.

An "Associate" of a person shall mean (i) any corporation or organization (other than a majority-owned subsidiary of such person) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its parents or subsidiaries.

"Net Long Beneficial Ownership" (and its correlative terms), when used to describe the nature of a person's ownership of common stock of the Corporation, shall mean the shares of stock of the Corporation that such person or, if such person is a nominee, custodian or other agent that is holding the shares on behalf of another person (the "beneficial owner"), that such beneficial owner would then be deemed to own pursuant to Rule 200(b) under the Exchange Act (as such Rule is in effect on the date on which the Bylaws are first amended to include this Section 2.02(b)), excluding, at any time, any shares as to which such stockholder or beneficial owner, as the case may be, does not then have the right to vote or direct the vote and excluding, at any time, any shares as to which such person or beneficial owner (or any Affiliate or Associate of such person or beneficial owner), as the case may be, had directly or indirectly entered into (or caused to be entered into) and not yet terminated a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares, and further subtracting from any person's ownership of shares at any time such person's (and such person's Affiliates' and Associates') "short position" (as defined pursuant to Rule 14e-4(a) under the Exchange Act) (as such Rule is in effect on the date on which the Bylaws are first amended to include this Section 2.02(b)), all as the Board shall determine in good faith. The Board shall determine in good faith whether all requirements set forth in this Section 2.02(b) have been satisfied and such determination shall be binding on the Corporation and its stockholders.

            Section 2.03    Notice and Business of Meetings.

                        (a)        General. Except as otherwise provided by law, written notice of each meeting of stockholders shall be given to each stockholder of record entitled to vote thereat by delivery of a notice personally, mailing a notice or giving notice by a form of electronic transmission in the manner permitted by Section 232 of the Delaware General Corporation Law. If mailed, the notice shall be directed to the stockholder in a postage-prepaid envelope at his address as it appears on the stock books of the Corporation unless, prior to the time of mailing, he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. Notice of each meeting of stockholders shall be in such form as is approved by the Board and shall state the purpose or purposes for which the meeting is called, the date and time when and the place where it is to be held, and shall be delivered personally or mailed not more than sixty (60) days and not less than ten (10) days before the day of the meeting. Except as otherwise provided by law, the business which may be transacted at any special meeting of stockholders shall consist of and be limited to the purpose or purposes so stated in such notice. The Secretary or an Assistant Secretary or the transfer agent of the Corporation shall, after giving such notice, make an affidavit stating that notice has been given, which shall be filed with the minutes of such meeting.

                        (b)        Advance Notice Provisions for Business to be Transacted at Annual Meeting.

                                    (i)         No business other than the nomination and election of directors may be transacted at an annual meeting of stockholders unless the business is (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (B) otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof), or (C) otherwise properly brought before the annual meeting by any stockholder of the Corporation who (x) is a stockholder of record on the date of the giving of the notice provided for in this Section 2.03 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) complies with all the notice procedures set forth in this Section 2.03(b).

                                    (ii)         In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director which is governed by Section 2.03(c)), such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                                                 (A)      To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be delivered by the later of (x) a date that is not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

                                                 (B)      To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of such stockholder, (3) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (4) any derivative positions held beneficially or of record by the stockholder in the Corporation's securities and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of the stockholder, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of the stockholder with respect to the Corporation's securities, (5) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (6) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (7) a representation whether the stockholder intends to solicit proxies from stockholders in support of the proposal. Any information required pursuant to this Section 2.03(b)(ii)(B) shall be supplemented to speak as of the record date for the annual meeting of stockholders which supplemented notice shall be provided not later than ten (10) days after such record date.

                                    (iii)         No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.03(b) (other than the nomination of a person for election as a director which is governed by Section 2.03(c)), provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.03(b) shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                        (c)        Advance Notice Provisions for Nomination of Directors.

                                    (i)         No nominations of persons for election to the Board of Directors of the Corporation may be made at the annual meeting of the stockholders, other than nominations that are (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (B) otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof), or (C) otherwise properly brought before the annual meeting by any stockholder of the Corporation who (x) is a stockholder of record on the date of the giving of the notice provided for in this Section 2.03 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) complies with all the notice procedures set forth in this Section 2.03(c).

                                    (ii)         In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                                                 (A)      To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the [~~corporation~~]Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be delivered by the later of (x) a date that is not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

                                                 (B)      To be in proper written form, a stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (v) the name, age, business address and residence address of the person, (w) the principal occupation or employment of the person, (x) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (y) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to [~~Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")~~]the Exchange Act, and the rules and regulations promulgated thereunder, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (z) a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Corporation's Board Policy on Director Elections set forth in the Corporation's Corporate Governance Principles; and (2) as to the stockholder giving notice (t) the name and record address of such stockholder, (u) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (v) any derivative positions held beneficially or of record by the stockholder in the Corporation's securities and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of the stockholder, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of the stockholder with respect to the Corporation's securities, (w) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (x) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice, (y) a representation whether the shareholder intends to solicit proxies from the stockholders in support of the election of the proposed nominee as director, and (z) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected. Any information required pursuant to this Section 2.03(c)(ii)(B) shall be supplemented to speak as of the record date for the annual meeting of stockholders which supplemented notice shall be provided not later than ten (10) days after such record date.

                                    (iii)         The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a director of the Corporation; including, but not limited to, such information as the Corporation may reasonably require to determine the eligibility of such nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understating of independence, or lack thereof, of such nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.03(c). If the chairman of an annual meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

            Section 2.04    Adjournments. Whenever a meeting of stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

            Section 2.05    Quorum. At each meeting of stockholders, except where otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the meeting of such class may be adjourned from time to time in the manner provided by these Bylaws until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

            Section 2.06    Organization. The Chairman of the Board shall act as chairman at all meetings of stockholders at which he or she is present, and as such chairman shall call such meetings of stockholders to order and preside thereat. If the Chairman of the Board shall be absent from any meeting of stockholders, the duties otherwise provided in this Section 2.06 to be performed by him or her at such meeting, shall be performed at such meeting by a chairman designated by the Board, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary of the Corporation shall act as secretary at all meetings of the stockholders, but in his or her absence the chairman of the meeting may appoint any person present to act as secretary of the meeting.

            Section 2.07    Inspectors of Elections. Prior to any meeting of stockholders, the Board, or a Chairman of the Board designated by the Board, shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and record of the Corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

            Section 2.08    Fixing of Record Date. The Board may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, and in such case such stockholders and only such stockholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. No record date shall precede the date on which the Board establishes such record date. The Secretary shall prepare and make or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place, specified in the notice of the meeting, within the city where the meeting is to be held, or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof, and subject to the inspection of any stockholder who may be present.

            Section 2.09    Voting; Proxies.

                        (a)        General. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with a Secretary. Voting at meetings of stockholders need not be by written ballot unless so directed by the chairman of the meeting or the Board.

                        (b)        Election of Directors. Each nominee for Director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that Directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for Directors set forth in Article II, Section 2.03(c) of these Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If Directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

                        (c)        Other Action by Stockholders. In all other matters, unless otherwise required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

                        (d)        Separate Class Vote. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise required by law, the Certificate of Incorporation or these Bylaws.

            Section 2.10    Action by Stockholders Without a Meeting. The stockholders may not take any action without a duly called meeting of the stockholders.

ARTICLE III

BOARD OF DIRECTORS

            Section 3.01    Election and Term. Except as otherwise provided by law or by the Certificate of Incorporation, and subject to the provisions of Sections 3.12 and 3.13 of this Article III, commencing with the 2012 annual meeting of stockholders, Directors shall be elected at the annual meeting of stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Directors elected at the 2010 annual meeting of stockholders to a three-year term shall hold office until the 2013 annual meeting of stockholders and Directors elected at the 2011 annual meeting of stockholders to a three-year term shall hold office until the 2014 annual meeting of stockholders.

            Section 3.02    Number. The number of Directors may be fixed from time to time by resolution of the Board but shall not be less than three (3) nor more than twelve (12).

            Section 3.03    General Powers. The business, properties and affairs of the Corporation shall be managed by, or under the direction of, the Board, which, without limiting the generality of the foregoing, shall have power to elect and appoint officers of the Corporation, to appoint and direct agents, to grant general or limited authority to officers, employees and agents of the Corporation to make, execute and deliver contracts and other instruments and documents in the name and on behalf of the Corporation and over its seal, without specific authority in each case, and, by resolution adopted by a majority of the whole Board, to appoint committees of the Board in addition to those appointed pursuant to Article IV hereof, the membership of which may consist of one or more Directors, and which may advise the Board with respect to any matters relating to the conduct of the Corporation's business. The Board may designate one or more Directors as alternate members of any committee, including those appointed pursuant to Article IV hereof, who may replace any absent or disqualified member at any meeting of the committee. In addition, the Board may exercise all the powers of the Corporation and do all lawful acts and things which are not reserved to the stockholders by law or by the Certificate of Incorporation.

            Section 3.04    Place of Meetings. Meetings of the Board may be held at any place, within or without the State of Delaware, from time to time as designated by the Board.

            Section 3.05    Organization Meeting. A newly elected Board shall meet and organize, and also may transact any other business which might be transacted at a regular meeting thereof, as soon as practicable after each annual meeting of stockholders, at the place at which such meeting of stockholders took place, without notice of such meeting, provided a majority of the whole Board is present. If such a majority is not present, such organizational meeting may be held at any other time or place which may be specified in a notice given in the manner provided in Section 3.07 of this Article III for special meetings of the Board, or in a waiver of notice thereof.

            Section 3.06    Regular Meetings. Regular meetings of the Board shall be held at such times as may be determined by resolution of the Board and no notice shall be required for any regular meeting. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board.

            Section 3.07    Special Meetings; Notice and Waiver of Notice. Special meetings of the Board shall be called by the Secretary on the request of the Chairman of the Board or the President, or on the request in writing of any three other Directors stating the purpose or purposes of such meeting. Notice of any special meeting shall be in form approved by the Chairman of the Board or the President, as the case may be. Notices of special meetings shall be mailed to each Director, addressed to him at his residence or usual place of business, not later than two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable or other form of recorded communication or be delivered personally or by telephone or electronic transmission, not later than the day before such day of meeting. Notice of any meeting of the Board need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein, or if he shall attend a meeting, except when he attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board need be specified in any notice or written waiver of notice unless so required by the Certificate of Incorporation or by the Bylaws. Unless limited by law, by the Certificate of Incorporation or by the Bylaws, any and all business may be transacted at any special meeting.

            Section 3.08    Organization of Meetings. The Chairman of the Board shall preside at all meetings of the Board at which he or she is present. If the Chairman of the Board shall be absent from any meeting of the Board, the duties otherwise provided in this Section 3.08 of Article III to be performed by him or her at such meeting shall be performed at such meeting by the Director chosen by a majority of the other Directors who are present. The Secretary of the Corporation shall act as the secretary at all meetings of the Board, and in his or her absence a temporary secretary shall be appointed by the chairman of the meeting.

            Section 3.09    Quorum and Manner of Acting. Except as otherwise provided by Section 3.05 of this Article III, at every meeting of the Board a majority of the total number of Directors constituting the whole Board shall constitute a quorum but in no event shall a quorum be constituted by less than two (2) Directors. Except as otherwise provided by law or by the Certificate of Incorporation, or by Section 3.14 of this Article III, or by Section 4.01 or Section 4.08 of Article IV, or by Article IX, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Board. In the absence of a quorum, a majority of the Directors present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned. Members of the Board or any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by a member of the Board in a meeting pursuant to this Section 3.09 of Article III shall constitute his presence in person at such meeting.

            Section 3.10    Voting. On any question on which the Board shall vote, the names of those voting and their votes shall be entered in the minutes of the meeting if any member of the Board so requests at the time.

            Section 3.11    Action Without a Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if prior to such action all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or the committee.

            Section 3.12    Resignations. Any Director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

            Section 3.13    Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, no Director may be removed except both for cause and by the affirmative vote of the holders of a majority of the votes cast for and against the removal by the holders of shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote generally in the election of Directors, voting together as a single class.

            Section 3.14    Vacancies. Subject to the rights of the holders of any series of Preferred Stock or any other class of capital stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board for any reason, including by reason of any increase in the number of Directors, shall be filled only by the Board, acting by the affirmative vote of a majority of the remaining Directors then in office, although less than a quorum, and any Directors so elected shall hold office until the next election of Directors and until their successors are duly elected and qualified.

            Section 3.15    Directors' Compensation. Any and all Directors may receive such reasonable compensation for their services as such, whether in the form of salary, a fixed fee for attendance at meetings or otherwise, with expenses, if any, as the Board may from time to time determine. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEES

            Section 4.01    Constitution and Powers. The Board may, by resolution adopted by affirmative vote of a majority of the whole Board, appoint one or more committees of the Board, which committees shall have such powers and duties as the Board shall properly determine. Unless otherwise provided by the Board, no such other committee of the Board shall be composed of fewer than three (3) Directors.

            Section 4.02    Place of Meetings. Meetings of any committee of the Board may be held at any place, within or without the State of Delaware, from time to time designated by the Board or such committee.

            Section 4.03    Meetings; Notice and Waiver of Notice. Regular meetings of any committee of the Board shall be held at such times as may be determined by resolution either of the Board or of such committee and no notice shall be required for any regular meeting. Special meetings of any committee shall be called by the secretary thereof upon request of any two members thereof. Notice of any special meeting of any committee shall be in form approved by the Chairman of the Board or the President, as the case may be. Notices of special meetings shall be mailed to each member, addressed to him at his residence or usual place of business, not later than two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable or any other form of recorded communication, or be delivered personally or by telephone or electronic transmission, not later than the day before such day of meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee, need be specified in any notice or waiver of notice unless so required by the Certificate of Incorporation or the Bylaws. Notices of any such meeting need not be given to any member of any committee, however, if waived by him as provided in Section 3.07 of Article III, and the provisions of such Section 3.07 with respect to waiver of notice of meetings of the Board shall apply to meetings of any committee as well.

            Section 4.04    Organization of Meetings. The most senior officer of the Corporation present, if any be members of the committee, and, if not, the Director present who has served the longest as a Director, except as otherwise expressly provided by the Board or the committee, shall preside at all meetings of any committee. The Secretary of the Corporation, except as otherwise expressly provided by the Board, shall act as secretary at all meetings of any committee and in his absence a temporary secretary shall be appointed by the chairman of the meeting.

            Section 4.05    Quorum and Manner of Acting. A majority of the members of any committee then in office shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present, shall be the act of such committee. In the absence of a quorum, a majority of the members of any committee present, or, if two or fewer members shall be present, any member of the committee present or the Secretary, may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned. The provisions of Section 3.09 of Article III with respect to participation in a meeting of a committee of the Board and the provisions of Section 3.11 of Article III with respect to action taken by a committee of the Board without a meeting shall apply to participation in meetings of and action taken by any committee.

            Section 4.06    Voting. On any question on which any committee shall vote, the names of those voting and their votes shall be entered in the minutes of the meeting if any member of such committee so requests.

            Section 4.07    Records. All committees shall keep minutes of their acts and proceedings, which shall be submitted at the next regular meeting of the Board unless sooner submitted at an organization or special meeting of the Board, and any action taken by the Board with respect thereto shall be entered in the minutes of the Board.

            Section 4.08    Vacancies. Any vacancy among the appointed members or alternate members of any committee of the Board may be filled by affirmative vote of a majority of the whole Board.

            Section 4.09    Members' Compensation. Members of all committees may receive such reasonable compensation for their services as such, whether in the form of salary, a fixed fee for attendance at meetings or otherwise, with expenses, if any, as the Board may from time to time determine. Nothing herein contained shall be construed to preclude any member of any committee from serving the Corporation in any other capacity and receiving compensation therefor.

            Section 4.10    Emergency Management Committee. In the event that a quorum of the Board cannot readily be convened as a result of emergency conditions following a catastrophe or disaster, then all the powers and duties vested in the Board shall vest automatically in an Emergency Management Committee which shall consist of all readily available members of the Board and which Committee shall have and may exercise all of the powers of the Board in the management of the business and affairs of the Corporation. Two members shall constitute a quorum. Other provisions of these Bylaws notwithstanding, the Emergency Management Committee shall call a meeting of the Board as soon as circumstances permit, for the purpose of filling vacancies on the Board and its committees and to take such other action as may be appropriate. The powers of the Emergency Management Committee shall terminate upon the convening of the meeting of the Board above prescribed at which a majority of the members thereof shall be present.

ARTICLE V

OFFICERS

            Section 5.01    Officers; Election or Appointment. The Board shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under this Section 5.01 and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates.

            Section 5.02    Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to such person or persons as the Board may designate. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any officer authorized by the Board to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting or by an officer authorized by the Board to appoint a person to hold such office.

            Section 5.03    Powers and Duties. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the Board which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. A Secretary or such other officer appointed to do so by the Board shall have the duty to record the proceedings of the meetings of the stockholders, the Board and any committees in a book to be kept for that purpose. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

            Section 5.04    Executive Management Committee. There shall be an Executive Management Committee of the Corporation, the members of which shall consist of the Chief Executive Officer, the President, the Chief Financial Officer and such other officers of the Corporation as the Board may determine from time to time. The Executive Management Committee shall have and may exercise all the powers and authority in the management of the business and affairs of the Corporation, insofar as it pertains to capital expenditures and acquisitions, as the Board may determine.

 ARTICLE VI

SHARES AND TRANSFERS OF SHARES

            Section 6.01    Stock Certificates; Uncertificated Shares.

                        (a)        The shares of stock in the Corporation shall be represented by certificates, provided that the Board of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to any such shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution or resolutions by the Board of the Corporation, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, representing the number of shares of stock in the Corporation owned by such holder. If such certificate is manually signed by one or more officers or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates representing shares of stock of the Corporation may bear such legends regarding restrictions on transfer or other matters as any officer or officers of the Corporation may determine to be appropriate and lawful.

                        (b)        If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise required by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights.

                        (c)        Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

            Section 6.02    Transfers of Stock. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

            Section 6.03    Lost Certificates. In case any certificate of stock shall be lost, stolen or destroyed, the Board, in its discretion, or any officer or officers thereunto duly authorized by the Board, may authorize the issue of a substitute certificate of stock or uncertificated shares in place of the certificate so lost, stolen or destroyed; provided, however, that, in each such case, the applicant for a substitute certificate or uncertificated shares shall furnish evidence to the Corporation, which it determines in its discretion is satisfactory, of the loss, theft or destruction of such certificate and of the ownership thereof, and also such security or indemnity as may be required by it.

            Section 6.04    Determination of Holders of Record for Certain Purposes. In order to determine the stockholders or other holders of securities entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or other securities or for the purpose of any other lawful action, the Board may fix, in advance, a record date, not more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock or securities may be exercised, and in such case only holders of record on the date so fixed shall be entitled to receive payment of such dividend or other distribution or to receive such allotment of rights, or to exercise such rights, notwithstanding any transfer of any stock or other securities on the books of the Corporation after any such record date fixed as aforesaid. No record date shall precede the date on which the Board establishes such record date.

 ARTICLE VII

CORPORATE SEAL

            Section 7.01    Seal. The Board may provide a suitable Seal containing the name of the Corporation.

            Section 7.02    Affixing and Attesting. The seal of the Corporation shall be in the custody of the Secretary, who shall have power to affix it to the proper corporate instruments and documents, and who shall attest it. In his absence, it may be affixed and attested by an Assistant Secretary, or by the Treasurer or an Assistant Treasurer or by any other person or persons as may be designated by the Board.

ARTICLE VIII

MISCELLANEOUS

            Section 8.01    Fiscal Year. The fiscal year of the Corporation shall end on the thirtieth day of September of each year unless changed by resolution of the Board.

            Section 8.02    Signatures on Negotiable Instruments. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officers or agents and in such manner as, from time to time, may be prescribed by resolution (whether general or special) of the Board, or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board.

            Section 8.03    Execution of Proxies. The President, or, in his absence or his disability, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the Chairman, the President or any Vice President.

            Section 8.04    References to Article and Section Numbers and to the Bylaws and the Certificate of Incorporation. Whenever in the Bylaws reference is made to an Article or Section number, such reference is to the number of an Article or Section of the Bylaws. Whenever in the Bylaws reference is made to the Bylaws, such reference is to these Bylaws of the Corporation, as amended, and whenever reference is made to the Certificate of Incorporation, such reference is to the Certificate of Incorporation of the Corporation, as amended, including all documents deemed by the General Corporation Law of the State of Delaware to constitute a part thereof.

 ARTICLE IX

AMENDMENTS

            Section 9.01    Amendments. The Bylaws may be adopted, altered, amended or repealed, at any annual or special meeting of stockholders of the Corporation, duly called and upon proper notice thereof, by the affirmative vote of a majority of the votes cast for and against the adoption, alteration, amendment or repeal by the holders of shares of stock present in person or represented by proxy at the meeting and entitled to vote on the adoption, alteration, amendment or repeal or by the Board at any valid meeting by the affirmative vote of a majority of the whole Board, provided that in the case of a special meeting of stockholders, notice of such proposed adoption, alteration, amendment or repeal must be included in the notice of meeting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X AmerisourceBergen Corporation 01QPZC 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Note: Please date this proxy, sign your name exactly as it appears hereon, and return it promptly using the enclosed postage paid envelope. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 5. 1.1 Steven H. Collis 1.4 Richard C. Gozon 1.7 Jane E. Henney, M.D. 1.2 Douglas R. Conant 1.5 Lon R. Greenberg 1.8 Kathleen W. Hyle 1.3 Richard W. Gochnauer 1.6 Edward E. Hagenlocker 1. ELECTION OF TEN DIRECTORS. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 1.9 Michael J. Long 1.10 Henry W. McGee For Against Abstain For Against Abstain 2. Ratification of appointment of independent registered public accounting firm for fiscal year 2014. 4. Approval of the AmerisourceBergen Corporation Omnibus Incentive Plan. 6. Other Matters. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. For Against Abstain 3. Advisory vote to approve named executive officer compensation. 5. Approval of the amendment of AmerisourceBergen’s Amended and Restated Certificate of Incorporation. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 1 8 0 4 2 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 2:00 PM Eastern Time, on March 6, 2014. Vote by Internet • Go to www.envisionreports.com/ABC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS March 6, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of AMERISOURCEBERGEN CORPORATION, a Delaware corporation, does hereby constitute and appoint Steven H. Collis, John G. Chou and Kathy H. Gaddes, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of AMERISOURCEBERGEN CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at The Ritz Carlton, 280 Vanderbilt Beach Road, Naples, Florida 34108, on March 6, 2014 at 2:00 p.m., Eastern Time, and at any and all adjournments and postponements thereof, as stated on the other side. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 6. (Continued on the reverse side. Must be signed and dated on the reverse side) YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Proxy — AmerisourceBergen Corporation C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.